Prospectus

Small Company Fund

Institutional Shares (BCSSX)

(CUSIP Number 115291403)

International All Company Fund

Institutional Shares (BCISX)

(CUSIP Number 115291767)

International Small Company Fund

Institutional Shares (BCSFX)

(CUSIP Number 115291759)

July 29, 2024

The Securities and Exchange Commission has not approved or disapproved the securities being offered by this prospectus or determined whether this prospectus is accurate and complete. Any representation to the contrary is a criminal offense.

Mutual fund shares are not deposits or obligations of, or guaranteed by, any depository institution. Shares are not insured by the FDIC, Federal Reserve Board, or any other agency and are subject to investment risks including possible loss of principal amount invested. Neither the Funds nor the Funds’ distributor is a bank. You should read the prospectus carefully before you invest or send money.

TABLE OF CONTENTS

THE BROWN CAPITAL MANAGEMENT SMALL COMPANY FUND

Investment Objective.

The Small Company Fund seeks long-term capital appreciation.

Current income is a secondary consideration in selecting portfolio investments.

Fees and Expenses of the Fund.

These tables describe the fees and expenses that you may pay if you buy, hold and sell shares of the Small Company Fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the tables and examples below.

Shareholder Fees

(fees paid directly from your investment)
Institutional Shares
Maximum Sales Charge (Load) Imposed On Purchases
(as a percentage of offering price)	None
Redemption Fee (as a percentage of amount redeemed)	None

Annual Fund Operating Expenses
(expenses that you pay each year as a percentage of the value of your investment)

Management Fees	1.00%
Distribution and/or Service (12b-1) Fees	None
Other Expenses	0.11%
Total Annual Fund Operating Expenses	1.11%

Example.

This example is intended to help you compare the cost of investing in the Small Company Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Small Company Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and the Small Company Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Institutional Shares	$113	$353	$612	$1,352

Portfolio Turnover.

The Small Company Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when the Small Company Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Small Company Fund’s performance. During the most recent fiscal year, the Small Company Fund’s portfolio turnover rate was 12% of the average value of its portfolio.

Principal Investment Strategies.

The Small Company Fund invests at least 80% of its net assets (plus any borrowings for investment purposes) in the equity securities of those companies with total operating revenues of $500 million or less at the time of the initial investment, (“small companies”). It is important to note that the Small Company Fund does NOT choose its portfolio companies based on a reference to market capitalization. Rather, the focus of the Small Company Fund is on the revenue produced by the issuer of the securities.

The Small Company Fund typically invests in common stocks. The Advisor seeks to build a portfolio of exceptional small companies with the wherewithal to become exceptional large companies. The Small Company Fund typically holds a portfolio of between 40 – 65 securities which the Advisor believes have the potential for growth.

The Advisor’s Philosophy

The Advisor believes that a sustained commitment to a portfolio of exceptional companies will, over time, generate attractive long-term returns. The Advisor believes exceptional companies save time, lives, money or headaches or provide an exceptional value proposition to consumers. The Advisor views these differentiated organizations as having the wherewithal to provide unique solutions that include, but are not limited to, the utilization of innovative technology and insight to help address or redefine the challenges faced by institutions or consumers. These companies often retain a long-term growth plan, durable revenue growth, defensible market presence and profitability to fuel and sustain earnings per share growth. While investing in exceptional growth companies is paramount, the Advisor believes in being disciplined and deliberate about what it is willing to pay for growth opportunities and doing so in a benchmark agnostic manner (meaning that the Advisor selects companies without consideration of benchmarks by which the Fund is measured). Because the Small Company Fund is managed in a benchmark agnostic manner, an unintended consequence is that the Fund may have sector exposure.

The Advisor’s Investment Approach

The Advisor believes an investment program establishes the processes necessary to identify, research and construct a portfolio. The Advisor distinguishes Small Company from small capitalization investing by its use of revenue not market capitalization to identify and invest in exceptional small companies that have the wherewithal to become exceptional larger companies. The Advisor sources ideas from many places. Companies eligible for investment typically generate no more than $500 million in revenue at the time of initial investment. The Advisor’s investment professionals retain dual duties, managing the portfolio as a team and serving as generalists in their analytical role. They discuss prospective portfolio candidates with teammates before any in depth research is performed to ensure the commitment of time dedicated to understanding the company makes sense to all team members.

The Advisor believes that in-depth fundamental research, when applied over a three to five-year time horizon, and implemented within a benchmark agnostic framework, has the potential to generate attractive long-term returns.

Therefore, the foundation of the Advisor’s process is fundamental analysis. Valuation is also part of the investment process.

The Advisor constructs the Small Company Fund’s portfolio to generally be no more than 5% in cash. The Advisor believes a diversified portfolio of 40-65 securities and their research efforts may, collective, reduce portfolio risk.

The Advisor generally expects to hold securities for the long term. The Advisor typically sells securities from the Small Company Fund’s portfolio when the Advisor determines that the investment thesis driving the purchase of the company changes, the Advisor has a better investment idea, and/or its valuation no longer meets expectations.

Principal Investment Strategies. An investment in the Small Company Fund is subject to investment risks, including the possible loss of some or all of the principal amount invested. There can be no assurance that the Small Company Fund will be successful in meeting its investment objective. Generally, the Small Company Fund will be subject to the following risks:

●	Market Risk: Market risk refers to the possibility that the value of equity securities held by the Small Company Fund may decline due to daily fluctuations in the securities markets. Movements in the stock market may adversely affect the specific securities held by the Small Company Fund on a daily basis, and, as a result, such movements may negatively affect the Small Company’s net asset value.

●	Investment Style Risk: The performance of the Small Company Fund may be better or worse than the performance of stock funds that focus on other types of stocks or have a broader investment style.

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●	Investment Advisor Risk: The Advisor’s ability to choose suitable investments has a significant impact on the ability of the Small Company Fund to achieve its investment objectives.

●	Market Sector Risk: The percentage of the Small Company Fund’s assets invested in various industries and sectors will vary from time to time depending on the Advisor’s perception of investment opportunities. Investments in particular industries or sectors may be more volatile than the overall stock market.

●	Equity Securities Risk: To the extent that the majority of the Small Company Fund’s portfolio consists of common stocks, it is expected that the Small Company Fund’s net asset value will be subject to greater price fluctuation than a portfolio containing mostly fixed income securities.

●	Small Companies Risk: Investing in the securities of small companies generally involves greater risk than investing in larger, more established companies. Although investing in securities of small companies offers potential above-average returns if the companies are successful, the risk exists that the companies will not succeed and the prices of the companies’ shares could significantly decline in value. The earnings and prospects of smaller companies are more volatile than larger companies, and smaller companies may experience higher failure rates than do larger companies. The trading volume of securities of smaller companies is normally less than that of larger companies and, therefore, may disproportionately affect their market price, tending to make prices fall more in response to selling pressure than is the case with larger companies. Smaller companies may also have limited markets, product lines, or financial resources, and may lack management experience.

●	Micro-Cap Companies Risk: Micro-cap stocks may be very sensitive to changing economic conditions and market downturns because the issuers often have narrow markets for their products or services, fewer product lines, and more limited managerial and financial resources than larger issuers. The stocks of micro-cap companies may therefore be more volatile and the ability to sell them at a desirable time or price may be more limited.

Performance Information.

The bar chart and table shown below provide an indication of the risks of investing in the Institutional Shares of the Small Company Fund by showing changes in the Small Company Fund’s performance from year to year and by showing how the Small Company Fund’s average annual total returns compare to that of a broad-based securities market index, the S&P 500® Index, and the Russell 2000® Growth Index and the Morningstar Small Growth Category, which are the Small Company Fund’s secondary benchmark indexes. The Small Company Fund’s past performance (before and after taxes) is not necessarily an indication of how the Small Company Fund will perform in the future. Updated information on the Small Company Fund’s results can be obtained by visiting: https://www.browncapital.com/investmentstrategies/smallcompanyfundinst/.

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Year-to-date return as of the most recent quarter ended June 30, 2024 was -6.08%

Quarterly Returns During This Time Period

Highest return for a quarter	36.52%	Quarter ended June 30, 2020
Lowest return for a quarter	-24.29%	Quarter ended December 31, 2018

Average Annual Total Returns Periods Ended December 31, 2023	Past 1 Year	Past 5 Years	Past 10 Years	Since Inception (December 15, 2011)
Small Company Fund (Institutional Shares) Before taxes After taxes on distributions After taxes on distributions and sale of shares	19.36% 16.82% 12.99%	6.05% 3.89% 4.82%	7.64% 5.77% 6.03%	11.53% 9.85% 9.55%
S&P 500® Index (reflects no deduction for fees, expenses, or taxes)[1]	26.29%	15.69%	12.03%	14.21%
Russell 2000® Growth Index (reflects no deduction for fees, expenses, or taxes)	18.66%	9.22%	7.16%	10.67%
Morningstar Small Growth Category	16.48%	10.21%	7.53%	10.73%

[1]	In connection with newly adopted SEC regulations applicable to the Fund, the S&P 500® Index is the Fund’s new broad-based securities market index. The Fund will continue to show performance for the Russell 2000® Growth Index, the Fund’s previous broad-based securities market index, and the Morningstar Small Growth Category, each of which is an additional benchmark index.

After-tax returns are calculated using the historical highest marginal individual U.S. federal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown and are not applicable to investors who hold Fund shares through tax-deferred arrangements such as a 401(k) plan or an individual retirement account (IRA).

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Management.

Investment Advisor. Brown Capital Management, LLC is the Small Company Fund’s Investment Advisor.

Portfolio Managers. The Small Company Fund is team-managed by Keith A. Lee (Chief Executive Officer, and Senior Portfolio Manager of the Advisor), Kempton M. Ingersol (Managing Director and Senior Portfolio Manager of the Advisor), Damien L. Davis, CFA (Chief Investment Officer, Managing Director and Senior Portfolio Manager of the Advisor), Chaitanya Yaramada, CFA, (Managing Director and Senior Portfolio Manager), and Fujun Wu, CFA (Managing Director and Senior Portfolio Manager of the Advisor). Mr. Lee has served as portfolio manager for the Small Company Fund since its inception in 1992; Mr. Ingersol has served as portfolio manager since 2000; Mr. Davis has served as portfolio manager since 2013; Mr. Blakeney has served as portfolio manager since 2017; Ms. Yaramada has served as portfolio manager since 2019; and Ms. Wu has served as portfolio manager since 2023.

For important information about purchase and sale of fund shares, tax information and financial intermediary compensation, please turn to the sections of this prospectus entitled “Purchase and Sale of Fund Shares,” “Tax Information,” and “Payments to Broker-Dealers and Other Financial Intermediaries” on page 16 of the prospectus.

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THE BROWN CAPITAL MANAGEMENT INTERNATIONAL ALL COMPANY FUND

Investment Objective.

The International All Company Fund (formally the “International Equity Fund”) seeks long-term capital appreciation.

Current income is a secondary consideration in selecting portfolio investments.

Fees and Expenses of the Fund.

These tables describe the fees and expenses that you may pay if you buy, hold and sell shares of the International All Company Fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the tables and examples below.

Shareholder Fees

(fees paid directly from your investment)
Institutional Shares
Maximum Sales Charge (Load) Imposed On Purchases
(as a percentage of offering price)	None
Redemption Fee (as a percentage of amount redeemed
on shares sold within 60 days of purchase)	None

Annual Fund Operating Expenses
(expenses that you pay each year as a % of the value of your investment)

Management Fees	0.90%
Distribution and/or Service (12b-1) Fees	None
Other Expenses	0.74%
Total Annual Fund Operating Expenses	1.64%
Fee Waivers and/or Expense Reimbursements[1]	(0.64%)
Total Annual Fund Operating Expenses After
Waivers and/or Expense Reimbursements[1]	1.00%

1.	Brown Capital Management, LLC (the “Advisor”) has entered into an Expense Limitation Agreement with the International All Company Fund under which it has agreed to reduce the amount of the investment advisory fees to be paid to the Advisor by the International All Company Fund and to assume other expenses of the International All Company Fund, if necessary, in an amount that limits the International All Company Fund’s annual operating expenses (other than interest, taxes, brokerage commissions, acquired fund fees and expenses, other expenditures which are capitalized in accordance with generally accepted accounting principles, other extraordinary expenses not incurred in the ordinary course of the International All Company Fund’s business, and amounts, if any, payable under a Rule 12b-1 distribution plan) to not more than 1.00% until July 31, 2025. The Expense Limitation Agreement may not be terminated by either party prior to that date. Subject to certain conditions such as Fund asset levels being at certain thresholds and operating expenses being less than the operating expenses limit for the International All Company Fund, the International All Company Fund may reimburse the Advisor for fees waived or limited and other expenses assumed by the Advisor pursuant to the Expense Limitation Agreement. Reimbursement for fees previously waived are subject to Board approval and are only applicable to fees waived or limited and other expenses assumed by the Advisor in the prior three years. Each waiver or reimbursement of an expense by the Advisor is subject to repayment by the International All Company Fund within three years following the month in which the expense was incurred, provided that the International All Company Fund is able to make the repayment without exceeding the lesser of the expense limitation in place at the time of the waiver and/or reimbursement or the current expense limitation arrangement.

Example.

This example is intended to help you compare the cost of investing in the International All Company Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the International All Company Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and the International All Company Fund’s operating expenses remain the same. Only the 1-year number shown below reflects the Advisor’s agreement to waive fees and/or reimburse Fund expenses. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Institutional Shares	$102	$455	$831	$1,890

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Portfolio Turnover.

The International All Company Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when the International All Company Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the International All Company Fund’s performance. During the most recent fiscal year, the International All Company Fund’s portfolio turnover rate was 12% of the average value of its portfolio.

Principal Investment Strategies.

The International All Company Fund invests substantially all of its assets in the equity securities of non-U.S. based companies. The International All Company Fund typically invests in common stocks. The Advisor seeks to build a portfolio of exceptional companies. It is important to note that the International All Company Fund does NOT choose its portfolio companies based on a reference to market capitalization. Rather, the focus of the International All Company Fund is on the revenue produced by the issuer of the securities. The International All Company Fund typically holds a portfolio of between 40 to 70 securities which the Advisor believes have the potential for growth.

The International All Company Fund considers an issuer to be non-U.S. based if: (1) the issuer is organized under the laws of a jurisdiction other than those of the U.S.; (2) the securities of the issuer have a primary listing on a stock exchange outside the U.S. regardless of the country in which the issuer is organized; or (3) the issuer derives 50% or more of its total revenue from goods and/or services produced or sold outside of the U.S. The International All Company Fund may invest in securities of issuers located in emerging market countries.

The Advisor’s Philosophy

The Advisor believes that a sustained commitment to a portfolio of exceptional companies will, over time, generate attractive long-term returns. The Advisor believes exceptional companies save time, lives, money or headaches or provide an exceptional value proposition to consumers. The Advisor views these differentiated organizations as having the wherewithal to provide unique solutions that include, but are not limited to, the utilization of innovative technology and insight to help address or redefine the challenges faced by institutions or consumers. These companies often retain a long-term growth plan, durable revenue growth, defensible market presence and profitability to fuel and sustain earnings per share growth. While investing in exceptional growth companies is paramount, the Advisor believes in being disciplined and deliberate about what it is willing to pay for growth opportunities and doing so in a benchmark agnostic manner (meaning that the Advisor selects companies without consideration of benchmarks by which the Fund is measured). Because the International All Company Fund is managed in a benchmark agnostic manner, an unintended consequence is that the Fund may have sector exposure.

The Advisor’s Investment Approach

The Advisor believes an investment program establishes the processes necessary to identify, research and construct a portfolio. The Advisor distinguishes International All Company Fund portfolio construction by its use of revenue (not market capitalization) to identify and invest in exceptional international companies that have the wherewithal to become exceptional larger companies. The Advisor sources ideas from many places. There are no minimum or maximum levels of revenue that constrain the Fund’s ability to make investments in any particular international company. International companies eligible for purchase include U.S. listed securities domiciled outside the U.S. The Advisor’s investment professionals retain dual duties, managing the portfolio as a team and serving as generalists in their analytical role. They discuss prospective portfolio candidates with the other team members before conducting in-depth research of a particular company in order to ensure commitment of time and dedication to understanding a company makes sense to all team members.

The Advisor believes that in-depth fundamental research, when applied over a three to five-year evaluation horizon, and implemented within a benchmark agnostic framework, has the potential to generate attractive long-term returns.

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Therefore, the foundation of the Advisor’s process is fundamental analysis. Valuation is also part of the investment process.

The Advisor constructs the International All Company Fund’s portfolio to generally be no more than 5% in cash. The Advisor believes a diversified portfolio of 40–70 securities and their research efforts may, collectively, reduce portfolio risk.

The Advisor generally expects to hold securities for the long term. The Advisor typically sells securities from the International All Company Fund’s portfolio when the Advisor determines that the investment thesis driving the purchase of the company changes, the Advisor has a better investment idea, and/or its valuation no longer meets expectations.

Principal Risks of Investing in the Fund.

An investment in the International All Company Fund is subject to investment risks, including the possible loss of some or all of the principal amount invested. There can be no assurance that the International All Company Fund will be successful in meeting its investment objective. Generally, the International All Company Fund will be subject to the following risks:

●	Market Risk: Market risk refers to the possibility that the value of equity securities held by the International All Company Fund may decline due to daily fluctuations in the securities markets. Movements in the stock market may adversely affect the specific securities held by the International All Company Fund on a daily basis, and, as a result, such movements may negatively affect the International All Company Fund’s net asset value.

●	Investment Style Risk: The performance of the International All Company Fund may be better or worse than the performance of stock funds that focus on other types of stocks or have a broader investment style.

●	Investment Advisor Risk: The Advisor’s ability to choose suitable investments has a significant impact on the ability of the International All Company Fund to achieve its investment objectives.

●	Market Sector Risk: The percentage of the International All Company Fund’s assets invested in various industries and sectors will vary from time to time depending on the Advisor’s perception of investment opportunities. Investments in particular industries or sectors may be more volatile than the overall stock market.

●	Equity Securities Risk: To the extent that the majority of the International All Company Fund’s portfolio consists of common stocks, it is expected that the International All Company Fund’s net asset value will be subject to greater price fluctuation than a portfolio containing mostly fixed income securities.

●	Foreign Securities Risk: Foreign securities may involve investment risks different from those associated with domestic securities. Foreign markets may be less liquid, more volatile, and subject to less government supervision than domestic markets. There may also be difficulties enforcing contractual obligations, and it may take more time for trades to clear and settle. Adverse political and economic developments or changes in the value of foreign currency can make it difficult for the International All Company Fund to sell its securities and could reduce the value of your shares. The International All Company Fund may experience more rapid and extreme changes in value than a fund that invests exclusively in securities of U.S. companies due to, among other things: smaller markets; differing reporting, accounting, and auditing standards; nationalization, expropriation, or confiscatory taxation; foreign currency fluctuations, currency blockage, or replacement; sovereign solvency considerations; less liquid and more volatile exchanges and/or markets; or political changes or diplomatic developments.

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●	Emerging Markets Securities Risk: Investments in the securities of developing or emerging markets may entail additional risks than investments in foreign securities, including: less social, political and economic stability; smaller securities markets and lower trading volume, which may result in less liquidity and greater price volatility; restrictions on investment opportunities, including restrictions on investments in issuers or industries, or expropriation or confiscation of assets or property; and less developed legal structures governing private or foreign investment.

Performance Information.

The bar chart and table shown below provide an indication of the risks of investing in the Institutional Shares of the International All Company Fund by showing changes in the International All Company Fund’s performance from year to year and by showing how the International All Company Fund’s average annual total returns compare to that of a broad-based securities market index, the MSCI ACWI ex-USA Index and the MSCI EAFE® Index. The Morningstar Foreign Large Growth Category, is the International All Company Fund’s secondary benchmark index. The International All Company Fund’s past performance (before and after taxes) is not necessarily an indication of how the International All Company Fund will perform in the future. Updated information on the International All Company Fund’s results can be obtained by visiting:

https://www.browncapital.com/investmentstrategies/internationalallcompanyfundinst/.

Year-to-date return as of the most recent quarter ended June 30, 2024 was 1.24%.

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Quarterly Returns During This Time Period

Highest return for a quarter	19.21%	Quarter ended June 30, 2020
Lowest return for a quarter	-18.54%	Quarter ended June 30, 2022

Average Annual Total Returns Periods Ended December 31, 2023	Past 1 Year	Past 5 Years	Since Inception (August 1, 2014)
International All Company Fund Before taxes After taxes on distributions After taxes on distributions and sale of shares	28.64% 28.64% 16.95%	7.72% 7.38% 6.02%	4.42% 4.01% 3.34%
MSCI All Country World ex-USA Index (reflects no deduction for fees, expenses, or taxes)[1]	16.21%	7.60%	4.15%
MSCI EAFE® Index (reflects no deduction for fees, expenses, or taxes)	18.85%	8.69%	4.83%
Morningstar Foreign Large Growth Category	16.14%	7.97%	4.81%

[1]	In connection with newly adopted SEC regulations applicable to the Fund, the MSCI All Country World ex-USA Index is the Fund’s new broad-based securities market index. The Fund will continue to show performance for the Fund’s previous broad-based securities market index, the MSCI EAFE® Index. The Morningstar Foreign Large Growth Category is an additional benchmark index.

After-tax returns are calculated using the historical highest marginal individual U.S. federal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown and are not applicable to investors who hold Fund shares through tax-deferred arrangements such as a 401(k) plan or an individual retirement account (IRA).

Management.

Investment Advisor. Brown Capital Management, LLC is the International All Company Fund’s Investment Advisor.

Portfolio Managers. The International All Company Fund is team-managed by Maurice L. Haywood, CFA (Managing Director and Senior Portfolio Manager of the Advisor), Duncan J. Evered (Managing Director and Senior Portfolio Manager of the Advisor), Niuzhuo (Zoey) Zuo (Managing Director and Senior Portfolio Manager of the Advisor), Kayode O. Aje, CFA (Managing Director and Senior Portfolio Manager of the Advisor), Kwame C. Webb, CFA (Managing Director and Senior Portfolio Manager of the Advisor), and Edward J. Zane (Managing Director and Senior Portfolio Manager of the Advisor). Mr. Haywood has served as portfolio manager for the International All Company Fund since 2006; Mr. Evered has served as portfolio manager since 2011; and Ms. Zuo has served as portfolio manager since 2022; and Messrs. Aje, Webb and Zane have served as portfolio managers since July, 2024.

For important information about purchase and sale of fund shares, tax information and financial intermediary compensation, please turn to the sections of this prospectus entitled “Purchase and Sale of Fund Shares,” “Tax Information,” and “Payments to Broker-Dealers and Other Financial Intermediaries” on page 16 of the prospectus.

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THE BROWN CAPITAL MANAGEMENT INTERNATIONAL SMALL COMPANY FUND

Investment Objective.

The International Small Company Fund seeks long-term capital appreciation.

Current income is a secondary consideration in selecting portfolio investments.

Fees and Expenses of the Fund.

These tables describe the fees and expenses that you may pay if you buy, hold and sell shares of the International Small Company Fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the tables and examples below.

Shareholder Fees

(fees paid directly from your investment)
Institutional Shares
Maximum Sales Charge (Load) Imposed On Purchases
(as a percentage of offering price)	None
Redemption Fee (as a percentage of amount redeemed
on shares sold within 60 days of purchase)	None

Annual Fund Operating Expenses
(expenses that you pay each year as a percentage of the value of your investment)

Management Fees	1.00%
Distribution and/or Service (12b-1) Fees	None
Other Expenses	0.06%
Total Annual Fund Operating Expenses	1.06%

Example.

This example is intended to help you compare the cost of investing in the International Small Company Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the International Small Company Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and the International Small Company Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Institutional Shares	$108	$337	$585	$1,294

Portfolio Turnover.

The International Small Company Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when the International Small Company Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the International Small Company Fund’s performance. During the most recent fiscal year, the International Small Company Fund’s portfolio turnover rate was 15% of the average value of its portfolio.

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Principal Investment Strategies.

The International Small Company Fund invests at least 80% of its net assets (plus any borrowings for investment purposes) in the equity securities of non-U.S. based companies with total operating revenues of $500 million or less at the time of the initial investment, (“small companies”). It is important to note that the International Small Company Fund does NOT choose its portfolio companies based on a reference to market capitalization. Rather, the focus of the International Small Company Fund is on the revenue produced by the issuer of the securities.

The International Small Company Fund typically invests in common stocks. The Advisor seeks to build a portfolio of exceptional small companies with the wherewithal to become exceptional large companies. The International Small Company Fund typically holds a portfolio of between 40–65 securities which the Advisor believes have the potential for growth.

The International Small Company Fund considers an issuer to be non–U.S. based if: (1) the issuer is organized under the laws of a jurisdiction other than those of the U.S.; (2) the securities of the issuer have a primary listing on a stock exchange outside the U.S. regardless of the country in which the issuer is organized; or (3) the issuer derives 50% or more of its total revenue from goods and/or services produced or sold outside of the U.S. The Fund may invest in the securities of emerging or developing markets.

The Advisor’s Philosophy

The Advisor believes that a sustained commitment to a portfolio of exceptional companies will, over time, generate attractive long-term returns. The Advisor believes exceptional companies save time, lives, money or headaches or provide an exceptional value proposition to consumers. The Advisor views these differentiated organizations as having the wherewithal to provide unique solutions that include, but are not limited to, the utilization of innovative technology and insight to help address or redefine the challenges faced by institutions or consumers. These companies often retain a long-term growth plan, durable revenue growth, defensible market presence and profitability to fuel and sustain earnings per share growth. While investing in exceptional growth companies is paramount, the Advisor believes in being disciplined and deliberate about what it is willing to pay for growth opportunities and doing so in a benchmark agnostic manner (meaning that the Advisor selects companies without consideration of benchmarks by which the Fund is measured). Because the International Small Company Fund is managed in a benchmark agnostic manner, an unintended consequence is that the Fund may have sector exposure.

The Advisor’s Investment Approach

The Advisor believes an investment program establishes the processes necessary to identify, research and construct a portfolio. The Advisor distinguishes “Small Company” from “small capitalization” investing by its use of revenue not market capitalization to identify and invest in exceptional small companies that have the wherewithal to become exceptional larger companies. The Advisor sources ideas from many places. Companies eligible for investment typically generate no more than $500 million in revenue at the time of initial investment. The Advisor’s investment professionals retain dual duties, managing the portfolio as a team and serving as generalists in their analytical role. They discuss prospective portfolio candidates with teammates before any in depth research is performed to ensure the commitment of time dedicated to understanding the company makes sense to all team members.

The Advisor believes that in-depth fundamental research, when applied over a three to five-year time horizon, and implemented within a benchmark agnostic framework, has the potential to generate attractive long-term returns.

Therefore, the foundation of the Advisor’s process is fundamental analysis. Valuation is also part of the investment process.

The Advisor constructs the International Small Company Fund’s portfolio to generally be no more than 5% in cash. The Advisor believes a diversified portfolio of 40-65 securities and their research efforts may, collectively, reduce portfolio risk.

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The Advisor generally expects to hold securities for the long term. The Advisor typically sells securities from the International Small Company Fund’s portfolio when the Advisor determines that the investment thesis driving the purchase of the company changes, the Advisor has a better investment idea, and/or its valuation no longer meets expectations.

Principal Risks of Investing in the Fund.

An investment in the International Small Company Fund is subject to investment risks, including the possible loss of some or all of the principal amount invested. There can be no assurance that the International Small Company Fund will be successful in meeting its investment objective. Generally, the International Small Company Fund will be subject to the following risks:

●	Market Risk: Market risk refers to the possibility that the value of equity securities held by the International Small Company Fund may decline due to daily fluctuations in the securities markets. Movements in the stock market may adversely affect the specific securities held by the International Small Company Fund on a daily basis, and, as a result, such movements may negatively affect the Small Company’s net asset value.

●	Investment Style Risk: The performance of the International Small Company Fund may be better or worse than the performance of stock funds that focus on other types of stocks or have a broader investment style.

●	Investment Advisor Risk: The Advisor’s ability to choose suitable investments has a significant impact on the ability of the International Small Company Fund to achieve its investment objectives.

●	Market Sector Risk: The percentage of the International Small Company Fund’s assets invested in various industries and sectors will vary from time to time depending on the Advisor’s perception of investment opportunities. Investments in particular industries or sectors may be more volatile than the overall stock market.

●	Equity Securities Risk: To the extent that the majority of the International Small Company Fund’s portfolio consists of common stocks, it is expected that the International Small Company Fund’s net asset value will be subject to greater price fluctuation than a portfolio containing mostly fixed income securities.

●	Small Companies Risk: Investing in the securities of small companies generally involves greater risk than investing in larger, more established companies. Although investing in securities of small companies offers potential above-average returns if the companies are successful, the risk exists that the companies will not succeed and the prices of the companies’ shares could significantly decline in value. The earnings and prospects of smaller companies are more volatile than larger companies, and smaller companies may experience higher failure rates than do larger companies. The trading volume of securities of smaller companies is normally less than that of larger companies and, therefore, may disproportionately affect their market price, tending to make prices fall more in response to selling pressure than is the case with larger companies. Smaller companies may also have limited markets, product lines, or financial resources, and may lack management experience.

●	Micro-Companies Risk: Micro-company stocks may be very sensitive to changing economic conditions and market downturns because the issuers often have narrow markets for their products or services, fewer product lines, and more limited managerial and financial resources than larger issuers. The stocks of micro-companies may therefore be more volatile and the ability to sell them at a desirable time or price may be more limited.

●	Foreign Securities Risk: Foreign securities may involve investment risks different from those associated with domestic securities. Foreign markets may be less liquid, more volatile, and subject to less government supervision than domestic markets. There may also be difficulties enforcing contractual obligations, and it may take more time for trades to clear and settle. Adverse political and economic developments or changes in the value of foreign currency can make it difficult for the International Small Company Fund to sell its securities and could reduce the value of your shares. The International Small Company Fund may experience more rapid and extreme changes in value than a fund that invests exclusively in securities of U.S. companies due to, among other things: smaller markets; differing reporting, accounting, and auditing standards; nationalization, expropriation, or confiscatory taxation; foreign currency fluctuations, currency blockage, or replacement; sovereign solvency considerations; less liquid and more volatile exchanges and/or markets; or political changes or diplomatic developments.

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●	Emerging Markets Securities Risk: Investments in the securities of developing or emerging markets may entail additional risks than investments in foreign securities, including: less social, political and economic stability; smaller securities markets and lower trading volume, which may result in less liquidity and greater price volatility; restrictions on investment opportunities, including restrictions on investments in issuers or industries, or expropriation or confiscation of assets or property; and less developed legal structures governing private or foreign investment.

Performance Information.

The bar chart and table shown below provide an indication of the risks of investing in the Institutional Shares of the International Small Company Fund by showing changes in the International Small Company Fund’s performance from year to year and by showing how the International Small Company Fund’s average annual total returns compare to that of a broad-based securities market index, the MSCI ACWI ex-USA Index, and the MSCI ACWI ex-USA Small Cap Index and the Morningstar Foreign Small/Mid Growth Category, which are the International Small Company Fund’s secondary benchmark indexes. The International Small Company Fund’s past performance (before and after taxes) is not necessarily an indication of how the International Small Company Fund will perform in the future. Updated information on the International Small Company Fund’s results can be obtained by visiting:

https://www.browncapital.com/investmentstrategies/internationalsmallcompanyfundinst/.

Year-to-date return as of the most recent quarter ended June 30, 2024 was -0.04%.

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Quarterly Returns During This Time Period

Highest return for a quarter	31.37%	Quarter ended June 30, 2020
Lowest return for a quarter	-19.52%	Quarter ended March 31, 2022

Average Annual Total Returns Periods Ended December 31, 2023	Past 1 Year	Past 5 Years	Since Inception (September 30, 2015)
International Small Company Fund Before taxes After taxes on distributions After taxes on distributions and sale of shares	20.37% 20.36% 12.06%	11.40% 11.02% 9.06%	11.81% 11.43% 9.61%
MSCI ACWI ex-USA Index (reflects no deduction for fees, expenses, or taxes)[1]	16.21%	7.60%	6.82%
MSCI All Country World ex-USA Small Cap Index (reflects no deduction for fees, expenses, or taxes)	16.23%	8.36%	7.24%
Morningstar Foreign Small/Mid Growth Category	11.85%	6.41%	5.50%

[1]	In connection with newly adopted SEC regulations applicable to the Fund, the MSCI ACWI ex-USA Index is the Fund’s new broad-based securities market index. The Fund will continue to show performance for the Fund’s previous broad-based securities market index, the MSCI All Country World ex-USA Small Cap Index. The MSCI All Country World ex-USA Small Cap Index and the Morningstar Foreign Small/Mid Growth Category are each additional benchmark indexes.

After-tax returns are calculated using the historical highest marginal individual U.S. federal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown and are not applicable to investors who hold Fund shares through tax-deferred arrangements such as a 401(k) plan or an individual retirement account (IRA).

Management.

Investment Advisor. Brown Capital Management, LLC is the International Small Company Fund’s Investment Advisor.

Portfolio Managers. The International Small Company Fund is team-managed by Maurice L. Haywood, CFA (Managing Director and Senior Portfolio Manager of the Advisor), Duncan J. Evered (Managing Director and Senior Portfolio Manager of the Advisor), Niuzhuo (Zoey) Zuo (Managing Director and Senior Portfolio Manager of the Advisor), Kayode O. Aje, CFA (Managing Director and Senior Portfolio Manager of the Advisor), Kwame C. Webb, CFA (Managing Director and Senior Portfolio Manager of the Advisor), and Edward J. Zane (Managing Director and Senior Portfolio Manager of the Advisor). Messrs. Haywood and Evered have served as portfolio managers for the International Small Company Fund since its inception in September 2015. Ms. Zuo has served as portfolio manager for the International Small Company Fund since 2022; and Messrs. Aje, Webb and Zane have served as portfolio managers since July, 2024.

For important information about purchase and sale of fund shares, tax information and financial intermediary compensation, please turn to the sections of this prospectus entitled “Purchase and Sale of Fund Shares,” “Tax Information,” and “Payments to Broker-Dealers and Other Financial Intermediaries” on page 16 of the prospectus.

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THE BROWN CAPITAL MANAGEMENT SMALL COMPANY FUND

THE BROWN CAPITAL MANAGEMENT INTERNATIONAL ALL COMPANY FUND

THE BROWN CAPITAL MANAGEMENT INTERNATIONAL SMALL COMPANY FUND

Purchase and Sale of Fund Shares. Each Fund’s minimum initial investment is $500,000 for Institutional Shares. Each Fund’s minimum subsequent investment is $500 ($100 under an automatic investment plan). The Brown Capital Management Mutual Funds (the “Trust”) has elected to provide an exception to the minimum investment requirement for the purchase of Institutional Shares of the Funds to current trustees and officers of the Trust, employees of Brown Capital Management, LLC, and members of the immediate family of any of these persons – these persons are not subject to any minimum initial investment when purchasing Institutional Shares of the Funds. Purchase and redemption orders by mail should be sent to the Brown Capital Management Mutual Funds, specifying Fund name and share class, c/o Commonwealth Fund Services, Inc., 8730 Stony Point Parkway, Suite 205, Richmond, Virginia 23235. Redemption orders by facsimile should be transmitted to 1-804-330-5809. Please call the Funds at 1-877-892-4BCM (1-877-892-4226) to conduct telephone transactions or to receive wire instructions for bank wire orders. The Funds have also authorized certain broker-dealers to accept purchase or redemption orders on its behalf. Investors who wish to purchase or redeem Fund shares through a broker-dealer should contact the broker-dealer directly.

Tax Information. The Funds’ distributions are taxable, and will be taxed as ordinary income or capital gains, unless you are investing through a tax-deferred arrangement (in which case taxes will be deferred until a later time), such as a 401(k) plan or an individual retirement account (IRA).

Payments to Broker-Dealers and Other Financial Intermediaries. If you purchase shares of the Funds through a broker-dealer or other financial intermediary (such as a bank), the Funds and their related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Funds over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

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the funds

Investment ObjectiveS

The investment objective of The Brown Capital Management Small Company Fund, The Brown Capital Management International All Company Fund, and The Brown Capital Management International Small Company Fund is long-term capital appreciation. Current income is a secondary consideration in selecting portfolio investments for the equity funds. Each of the Funds is a diversified series of the Trust.

The Funds’ investment objectives will not be changed without shareholder approval.

Principal Investment Strategy

The Brown Capital Management Small Company Fund

Under normal market conditions, the Small Company Fund invests at least 80% of its net assets (plus any borrowings for investment purposes) in the equity securities of those companies with total operating revenues of $500 million or less at the time of the initial investment, (“small companies”) (the “80% Test”). This investment policy may be changed without shareholder approval upon at least 60 days’ prior written notice to the shareholders.

It is important to note that the Small Company Fund does NOT choose its portfolio companies based on a reference to market capitalization. Rather, the focus of the Small Company Fund is on the revenue produced by the issuer of the securities at the time of initial investment.

The Advisor’s investment program also includes the following:

Exceptional Companies – the Advisor believes exceptional companies save time, lives, money or headaches or provide an exceptional value proposition to consumers. The Advisor’s commitment to organizations with these characteristics reflects a focus on, what they believe to be, high quality companies identifiable by a genuinely differentiated product or service. These characteristics serve as guidelines to help the Advisor reduce the number of eligible companies. Not every criterion must be satisfied to be considered as an investment idea.

Sourcing – ideas are identified in many places, personal reading, industry analysis, peer comparisons, observations of trends, quantitative screens, portfolio team sharing of ideas, and industry conferences among others.

Fundamental Analysis – principally includes financial statement analysis, conducting management interviews, analyzing the industry and analyzing competitors.

Valuation Analysis – is applied secondarily after determining the growth potential for a company. Valuation analysis helps determine if the current stock price is expensive, inexpensive or somewhere in between. The Advisor does not want to overpay more than necessary for the company, but reaches informed decisions within the framework of the investment program.

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Principal Investment Strategy

The Brown Capital Management International All Company Fund

Under normal market conditions, the International All Company Fund invests substantially all of its assets in the equity securities of non-U.S. based companies.

It is important to note that the International All Company Fund does NOT choose its portfolio companies based on a reference to market capitalization. Rather, the focus of the International All Company Fund is on the revenue produced by the issuer of the securities at the time of initial investment.

The Advisor’s investment program also includes the following:

Exceptional Companies – the Advisor believes exceptional companies save time, lives, money or headaches or provide an exceptional value proposition to consumers. The Advisor’s commitment to organizations with these characteristics reflects a focus on, what they believe to be, high quality companies identifiable by a genuinely differentiated product or service. These characteristics serve as guidelines to help the Advisor reduce the number of eligible companies. Not every criterion must be satisfied to be considered as an investment idea.

Sourcing – ideas are identified in many places, personal reading, industry analysis, peer comparisons, observations of trends, quantitative screens, portfolio team sharing of ideas, and industry conferences among others.

Fundamental Analysis – principally includes financial statement analysis, conducting management interviews, analyzing the industry and analyzing competitors.

Valuation Analysis – is applied secondarily after determining the growth potential for a company. Valuation analysis helps determine if the current stock price is expensive, inexpensive or somewhere in between. The Advisor does not want to overpay more than necessary for the company, but reaches informed decisions within the framework of the investment program.

Risk Analysis – since companies invested in the portfolio are domiciled outside of the U.S., additional risk analysis is performed that includes regulatory, accounting, industry, country, macroeconomic and currency.

Principal Investment Strategy

The Brown Capital Management International Small Company Fund

Under normal market conditions, the International Small Company Fund invests at least 80% of its net assets (plus any borrowings for investment purposes) in the equity securities of non-U.S. based companies with total operating revenues of $500 million or less at the time of the initial investment, (“small companies”) (the 80% Test”). This investment policy may be changed without shareholder approval upon at least 60 days’ prior written notice to the shareholders.

It is important to note that the International Small Company Fund does NOT choose its portfolio companies based on a reference to market capitalization. Rather, the focus of the International Small Company Fund is on the revenue produced by the issuer of the securities at the time of initial investment.

The Advisor’s investment program also includes the following:

Exceptional Companies – the Advisor believes exceptional companies save time, lives, money or headaches or provide an exceptional value proposition to consumers. The Advisor’s commitment to organizations with these characteristics reflects a focus on, what they believe to be, high quality companies identifiable by a genuinely differentiated product or service. These characteristics serve as guidelines to help the Advisor reduce the number of eligible companies. Not every criterion must be satisfied to be considered as an investment idea.

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Sourcing – ideas are identified in many places, personal reading, industry analysis, peer comparisons, observations of trends, quantitative screens, portfolio team sharing of ideas, and industry conferences among others.

Fundamental Analysis – principally includes financial statement analysis, conducting management interviews, analyzing the industry and analyzing competitors.

Valuation Analysis – is applied secondarily after determining the growth potential for a company. Valuation analysis helps determine if the current stock price is expensive, inexpensive or somewhere in between. The Advisor does not want to overpay more than necessary for the company, but reaches informed decisions within the framework of the investment program.

Risk Analysis – since companies invested in the portfolio are domiciled outside of the U.S., additional risk analysis is performed that includes regulatory, accounting, industry, country, macroeconomic and currency.

PRINCIPAL RISKS OF INVESTING IN THE FUNDS

An investment in the Funds is subject to investment risks, including the possible loss of the principal amount invested. There can be no assurance that the Funds will be successful in meeting their investment objectives. Generally, the Funds will be subject to the following additional risks:

Market Risk. Market risk refers to the possibility that the value of equity securities held by the Funds may decline due to daily fluctuations in the securities markets. Stock prices change daily as a result of many factors, including developments affecting the condition of both individual companies and the market in general. The price of a stock may even be affected by factors unrelated to the value or condition of its issuer, such as changes in interest rates, national and international economic and/or political conditions, and general equity market conditions. In a declining stock market, stock prices for all companies (including those in the Funds’ portfolios) may decline, regardless of their long-term prospects. The Fund’s performance per share may change daily in response to such factors.

Investment Style Risk. Different types of securities tend to shift into and out of favor with stock market investors depending on market and economic conditions. The returns from the types of stocks purchased by the Funds may at times be better or worse than the returns from other types of stocks (e.g., large-cap, mid-cap, growth, value, etc.). Each type of stock tends to go through cycles of performing better or worse than the stock market in general. The performance of the Funds may thus be better or worse than the performance of stock funds that focus on other types of stocks or have a broader investment style.

Investment Advisor Risk. The Advisor’s ability to choose suitable investments has a significant impact on the ability of the Funds to achieve their investment objectives.

Market Sector Risk. The percentage of each Fund’s assets invested in various industries and sectors will vary from time to time depending on the Advisor’s perception of investment opportunities. Investments in particular industries or sectors may be more volatile than the overall stock market. Consequently, a higher percentage of holdings in a particular industry or sector may have the potential for a greater impact on each Fund’s performance.

Equity Securities Risk. To the extent that the majority of each Fund’s portfolio consists of common stocks, it is expected that each Fund’s net asset value will be subject to greater price fluctuation than a portfolio containing mostly fixed income securities.

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Fund Specific Risk Factors

Small Company Fund and International Small Company Fund

The Small Company Fund and International Small Company Fund are intended for aggressive investors seeking above-average gains and willing to accept the risks involved in investing in the securities of small companies.

Small Companies Risk. Investing in the securities of small companies generally involves greater risk than investing in larger, more established companies. This greater risk is, in part, attributable to the fact that the securities of small companies usually have more limited marketability and therefore, may be more volatile and less liquid than securities of larger, more established companies or the market averages in general. Because small companies normally have fewer shares outstanding than larger companies, it may be more difficult to buy or sell significant amounts of such shares without an unfavorable impact on prevailing prices. Another risk factor is that small companies often have limited product lines, markets, or financial resources and lack management depth, making them more susceptible to market pressures. Additionally, small companies are typically subject to greater changes in earnings and business prospects than are larger, more established companies and there typically is less publicly available information concerning small companies than for larger, more established companies.

Although investing in securities of small companies offers potential above-average returns if the companies are successful, the risk exists that the companies will not succeed and the prices of the companies’ shares could significantly decline in value. Therefore, an investment in the Small Company Fund may involve a greater degree of risk than an investment in other mutual funds that seek capital growth by investing in more established, larger companies.

Micro-Cap Companies Risk. Micro-cap stocks may be very sensitive to changing economic conditions and market downturns because the issuers often have narrow markets for their products or services, fewer product lines, and more limited managerial and financial resources than larger issuers. The stocks of micro-cap companies may therefore be more volatile and the ability to sell them at a desirable time or price may be more limited.

The securities of micro-cap companies may be more volatile in price, have wider spreads between their bid and ask prices, and have significantly lower trading volumes than the securities of larger capitalization companies. As a result, the purchase or sale of more than a limited number of shares of the securities of a smaller company may affect its market price. The Funds may need a considerable amount of time to purchase or sell its positions in these securities. Some U.S. micro-cap companies are followed by few, if any, securities analysts, and there tends to be less publicly available information about such companies. Their securities generally have even more limited trading volumes and are subject to even more abrupt or erratic market price movements than are small-cap and mid-cap securities, and the Funds may be able to deal with only a few market-makers when purchasing and selling micro-cap securities. Such companies also may have limited markets, financial resources or product lines, may lack management depth, and may be more vulnerable to adverse business or market developments. These conditions, which create greater opportunities to find securities trading well below the investment adviser’s estimate of the company’s current worth, also involve increased risk.

International All Company Fund and International Small Company Fund

Foreign Securities. The International All Company Fund and International Small Company Fund will invest primarily in equity securities of non-U.S. based companies that involve investment risks different from those associated with domestic securities. Foreign markets, particularly emerging markets, may be less liquid, more volatile, and subject to less government supervision than domestic markets. There may be difficulties enforcing contractual obligations, and it may take more time for trades to clear and settle. The specific risks of investing in foreign securities, among others, include:

●	Emerging Market Risk: The International All Company Fund and International Small Company Fund may invest a portion of their assets in countries with less developed securities markets. With regard to the International All Company Fund, no more than 15% of its portfolio at cost will be invested in emerging markets securities. There are typically greater risks involved in investing in emerging markets securities. Generally, economic structures in these countries are less diverse and mature than those in developed countries and their political systems tend to be less stable. Investments in emerging markets countries may be affected by national policies that restrict foreign investment in certain issuers or industries. The potentially smaller size of their securities markets and lower trading volumes can make investments relatively illiquid and potentially more volatile than investments in developed countries, and such securities may be subject to abrupt and severe price declines. As a result, the Funds, when investing in emerging markets countries, may be required to establish special custody or other arrangements before investing.

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●	Currency Risk: Currency risk is the chance that changes in currency exchange rates will negatively affect securities denominated in, and/or receiving revenues in, foreign currencies. Adverse changes in currency exchange rates (relative to the U.S. dollar) may erode or reverse any potential gains from a portfolio’s investment in securities denominated in a foreign currency or may widen existing losses.

●	Political/Economic Risk: Changes in economic and tax policies, high inflation rates, government instability, war or other political or economic actions or factors may have an adverse effect on the Funds’ foreign investments.

●	Regulatory Risk: Less information may be available about foreign companies. In general, many foreign companies are not subject to uniform accounting, auditing, and financial reporting standards or to other regulatory practices and requirements as are U.S. companies.

●	Transaction Costs Risk: The costs of buying and selling foreign securities, including tax, brokerage, and custody costs, generally are higher than those involving domestic transactions.

Other Investment Policies and risks

As a temporary defensive measure in response to adverse market, economic, political, or other conditions, the Advisor may from time to time, determine that market conditions warrant investing in investment-grade bonds, U.S. government securities, repurchase agreements, money market instruments and cash. Under such circumstances, the Advisor may invest up to 100% of a Fund’s assets in these investments. From time to time, the Funds may take these temporary defensive measures that are inconsistent with their respective principal investment strategies. As a result of engaging in these temporary measures, the Funds may not achieve their respective investment objectives.

Since investment companies investing in other investment companies pay management fees and other expenses relating to those investment companies, shareholders of the Fund would indirectly pay both the Fund’s expenses and the expenses relating to those other investment companies with respect to the Fund’s assets invested in such investment companies. Under normal circumstances, however, each Fund may also hold money market or repurchase agreement instruments for funds awaiting investment to accumulate cash for anticipated purchases of portfolio securities, to allow for shareholder redemptions, and to provide for fund operating expenses.

An investment in one of the Funds should not be considered a complete investment program. Whether one of the Funds is an appropriate investment for an investor will depend largely on his/her financial resources and individual investment goals and objectives. Investors who engage in short-term trading and/or other speculative strategies and styles likely will not find the Funds to be an appropriate investment vehicle if they want to invest in the Funds for a short period of time.

Disclosure of Portfolio Holdings

The Funds may, from time to time, make available portfolio holdings information at the following website, www.browncapital.com, including the complete portfolio holdings on a quarterly basis. This information is generally posted to the website within three business days of the end of each calendar quarter and remains available until new information for the next calendar quarter is posted. A description of the Funds’ policies and procedures with respect to the disclosure of the Funds’ portfolio securities is available in the Funds’ Statement of Additional Information (“SAI”).

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Management of the Funds

THE INVESTMENT ADVISOR

The Funds’ investment advisor is Brown Capital Management, LLC, 1201 North Calvert Street, Baltimore, Maryland 21202. The Advisor serves in that capacity pursuant to advisory contracts with the Trust on behalf of the Funds. The Advisor is registered as an investment advisor with the Securities and Exchange Commission (“SEC”) under the Investment Advisers Act of 1940, as amended. Subject to the authority of Trustees, the Advisor provides guidance and policy direction in connection with its daily management of the Funds’ assets. The Advisor manages the investment and reinvestment of the Funds’ assets. The Advisor is also responsible for the selection of broker-dealers through which the Funds execute portfolio transactions, subject to the brokerage policies established by the Trustees, and it provides certain executive personnel to the Funds.

The Advisor is a wholly-owned subsidiary of Brown Capital Management, Inc. The Advisor was originally organized as a Maryland corporation in 1983 and converted to a Maryland limited liability company in 2011. In 2016, the principals of the Advisor put in place an employee stock option plan (“ESOP”) pursuant to which the interest of the Advisor were transferred from the principal owners of the Advisor to the ESOP.

The Advisor has been managing each of the Funds since their inception and has been providing investment advice to investment companies, individuals, corporations, pension and profit sharing plans, endowments, and other business and private accounts since the firm was founded in 1983. As of March 31, 2024, the Advisor had approximately $9.5 billion in assets under management.

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The Funds will be managed primarily by a portfolio management team consisting of the following:

Fund	Portfolio Manager	Work Experience
Small Company Fund	Management Team	The Fund is team managed. Keith A. Lee is Chief Executive Officer and Senior Portfolio Manager, and has been a portfolio manager of the Advisor since 1991. Mr. Lee works with Kempton M. Ingersol, Damien L. Davis, CFA, Daman C. Blakeney, Chaitanya Yaramada, CFA, and Fujun Wu, CFA in the management of the Fund. Mr. Ingersol, Managing Director and Senior Portfolio Manager, joined the Advisor in 1999, but assumed his current role in 2000. From 1999 through 2000, Mr. Ingersol served as Brown Capital Management’s Marketing Director in the Texas Region. Prior to that, he was an Investment Banker at Dain Rauscher Incorporated and Grigsby Brandford & Company from 1997 to 1999 and 1994 to 1997, respectively. Mr. Davis, Chief Investment Officer, Managing Director and Senior Portfolio Manager, joined the Advisor in 2003 as a research analyst apprentice and left in 2008 to attend business school. He returned to the Advisor in 2010 as a research analyst, became a portfolio manager in 2013 and assumed his current role in 2014. Mr. Blakeney, Managing Director and Senior Portfolio Manager, joined the Advisor in 2008 and became a Senior Portfolio Manager in 2009. Prior to this, Mr. Blakeney was an Equity Analyst at Voyageur Asset Management, Inc., from 2005 to 2008 and an Equity Research Analyst at Victory Capital Management Inc. from 1999 to 2005. Ms. Yaramada, Managing Director and Senior Portfolio Manager, joined the Advisor in 2019. Prior to arriving at the firm, she spent nearly 10 years at Baird, starting as an associate in equity research and then serving as a technology analyst in Equity Asset Management. She earned a Bachelor of Engineering from the University of Auckland and an MBA from the University of Chicago. She is a CFA charterholder. Ms. Wu, Managing Director and Senior Portfolio Manager joined the Advisor in October 2023. Prior to joining the Advisor, Ms. Wu held generalist portfolio manager or analyst positions at Jackson Square Partners, Aberdeen Standard Investments and Goldman Sachs Asset Management. She earned a B.S. from Pennsylvania State University in chemical Engineering and Computer Science and an MBA at the University of Pennsylvania’s Wharton School of Business. She is a CFA charterholder.
International All Company Fund	Management Team

The Fund is team managed by Maurice L. Haywood, CFA, Duncan J. Evered, Niuzhuo (Zoey) Zuo, Kayode O. Aje, CFA, Kwame C. Webb, CFA and Edward J. Zane. Mr. Haywood, Managing Director and Senior Portfolio Manager, joined the Advisor in 2000. Mr. Haywood was originally a portfolio manager on the Mid Company Team and transitioned over time into his current role on the International Team. Prior to this, Mr. Haywood was a Partner and Investment Analyst at Holland Capital Management from 1993 to 2000. From 1987 to 1993, Mr. Haywood was an Assistant Vice President at First National Bank of Chicago. Mr. Evered, Managing Director and Senior Portfolio Manager, joined the Advisor in 2011. Prior to joining the Advisor, Mr. Evered worked for American Express Financial Advisors and Emerging Growth Partners for twelve years and nine years, respectively. Ms. Zuo, Managing Director and Senior Portfolio Manager, joined the Advisor in 2022. Prior to joining the Advisor, she was portfolio manager and senior analyst with Ivy Investments since 2014. Mr. Aje, Managing Director and Senior Portfolio Manager, joined the Advisor in 2016, but assumed his current role in 2018. Prior to joining the Advisor, he was a global equity research analyst at Chevy Chase Trust from 2014 to 2016, senior analyst/portfolio manager at Legg Mason Capital Management from 2005 to 2013, and an account officer in JPMorgan Chase’s Private Banking Division from 2002 to 2003. Mr. Webb, Managing Director and Senior Portfolio Manager, joined the Advisor in 2017, but assumed his current role in 2018. Prior to joining the Advisor, he was a senior equity analyst at Morningstar, Inc. from 2013 to 2017 and an investment analyst and Vice President at T. Rowe Price Group, Inc. from 2004 to 2011. Edward J. Zane, Managing Director and Senior Portfolio Manager, joined the Advisor in 2022. Prior to joining the Advisor, he was portfolio manager and senior analyst with Gardner Lewis Asset Management from 2017 to 2021 and portfolio manager and portfolio manager and analyst at Kalmar Investments from 2015-2017.

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Fund	Portfolio Manager	Work Experience
International Small Company Fund	Management Team

The Fund is team managed by Maurice L. Haywood, CFA, Duncan J. Evered, Niuzhuo (Zoey) Zuo, Kayode O. Aje, CFA, Kwame C. Webb, CFA and Edward J. Zane. Mr. Haywood, Managing Director and Senior Portfolio Manager, joined the Advisor in 2000. Mr. Haywood was originally a portfolio manager on the Mid Company Team and transitioned over time into his current role on the International Team. Prior to this, Mr. Haywood was a Partner and Investment Analyst at Holland Capital Management from 1993 to 2000. From 1987 to 1993, Mr. Haywood was an Assistant Vice President at First National Bank of Chicago. Mr. Evered, Managing Director and Senior Portfolio Manager, joined the Advisor in 2011. Prior to joining the Advisor, Mr. Evered worked for American Express Financial Advisors and Emerging Growth Partners for twelve years and nine years, respectively. Ms. Zuo, Managing Director and Senior Portfolio Manager, joined the Advisor in 2022. Prior to joining the Advisor, she was portfolio manager and senior analyst with Ivy Investments since 2014. Mr. Aje, Managing Director and Senior Portfolio Manager, joined the Advisor in 2016, but assumed his current role in 2018. Prior to joining the Advisor, he was a global equity research analyst at Chevy Chase Trust from 2014 to 2016, senior analyst/portfolio manager at Legg Mason Capital Management from 2005 to 2013, and an account officer in JPMorgan Chase’s Private Banking Division from 2002 to 2003. Mr. Webb, Managing Director and Senior Portfolio Manager, joined the Advisor in 2017, but assumed his current role in 2018. Prior to joining the Advisor, he was a senior equity analyst at Morningstar, Inc. from 2013 to 2017 and an investment analyst and Vice President at T. Rowe Price Group, Inc. from 2004 to 2011. Edward J. Zane, Managing Director and Senior Portfolio Manager, joined the Advisor in 2022. Prior to joining the Advisor, he was portfolio manager and senior analyst with Gardner Lewis Asset Management from 2017 to 2021 and portfolio manager and portfolio manager and analyst at Kalmar Investments from 2015-2017.

The Funds’ SAI provides additional information about the portfolio managers, their compensation, other accounts managed by the portfolio managers, and the portfolio managers’ ownership of securities in the Funds.

The Advisor’s Compensation. As full compensation for the investment advisory services provided to the Funds, the Advisor receives monthly compensation based on each of the Funds’ average daily net assets at the annual rate of:

Small Company Fund:
1.00% on all assets

International All Company Fund:
0.90% of the first $100 million
0.75% on all assets over $100 million

International Small Company Fund:

1.00% on all assets.

The amount of compensation received as a percentage of average net assets of each of the Funds during the last fiscal year ended March 31, 2024 was as follows:

Fund	Fees paid to the Advisor as a Percentage of Assets
Small Company Fund	1.00%
International All Company Fund	0.26%
International Small Company Fund	1.00%

Disclosure Regarding Approval of the Advisory Contracts. A discussion regarding the Trustees’ basis for approving the renewal of the advisory contracts on behalf of the Small Company Fund, International All Company Fund and International Small Company Fund is available in the Funds’ Annual Report to shareholders for the fiscal year ended March 31, 2024. You may obtain a copy of these Reports, free of charge, upon request to the Funds.

Expense Limitation Agreements. In the interest of limiting expenses of the Funds, the Advisor has entered into expense limitation agreements with the Trust, with respect to each of the Funds (“Expense Limitation Agreements”), pursuant to which the Advisor has agreed to waive or limit its fees and to assume other expenses so that the total annual operating expenses of the Funds (other than interest, taxes, brokerage commissions, acquired fund fees and expenses, other expenditures which are capitalized in accordance with generally accepted accounting principles, other extraordinary expenses not incurred in the ordinary course of each Fund’s business, and amounts, if any, payable under a Rule 12b-1 distribution plan) are limited to 1.25% of the average daily net assets of the Small Company Fund; 1.00% of the average daily net assets of the International All Company Fund; and 1.15% of the average daily net assets of the International Small Company Fund for the period ending July 31, 2025. It is expected that the Expense Limitation Agreements will continue from year-to-year thereafter, provided such continuance is specifically approved by a majority of the Trustees who (i) are not “interested persons” of the Trust or any other party to the Expense Limitation Agreements, as such term is defined in the Investment Company Act of 1940, as amended (“1940 Act”), and (ii) have no direct or indirect financial interest in the operation of the Expense Limitation Agreements.

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Each of the Funds may reimburse the Advisor the management fees waived or limited and other expenses assumed and paid by the Advisor pursuant to the Expense Limitation Agreements during any of the previous three (3) years, provided that the particular fund has reached a sufficient asset size to permit such reimbursement to be made without causing the total annual expense ratio of the particular fund to exceed the lesser of the percentage limits in place at the time of the waiver and/or expense reimbursement or the current waiver and/or expense arrangement. Consequently, no reimbursement by any of the Funds will be made unless: (i) the particular fund’s assets exceed $20 million for the Small Company Fund, the International All Company Fund and the International Small Company Fund; (ii) the particular fund’s total annual expense ratio is less than the percentage described above; and (iii) the payment of such reimbursement has been approved by the Trustees on a quarterly basis.

Brokerage Practices. In selecting brokers and dealers to execute portfolio transactions, the Advisor may consider research and brokerage services furnished to the Advisor or its affiliates. The Advisor may not consider sales of shares of the Funds as a factor in the selection of brokers and dealers, but may place portfolio transactions with brokers and dealers that promote or sell the Funds’ shares so long as such transactions are done in accordance with the policies and procedures established by the Trustees that are designed to ensure that the selection is based on the quality of execution and not on sales efforts. When placing portfolio transactions with a broker or dealer, the Advisor may aggregate securities to be sold or purchased for the Funds with those to be sold or purchased for other advisory accounts managed by the Advisor. In aggregating such securities, the Advisor will average the transaction as to price and will allocate available investments in a manner that the Advisor believes to be fair and reasonable to the Funds and such other advisory accounts. An aggregated order will generally be allocated on a pro rata basis among all participating accounts, based on the relative dollar values of the participating accounts, or using any other method deemed to be fair and reasonable to the Funds and the participating accounts, with any exceptions to such methods involving the Trust being reported by the Advisor to the Trustees.

The 1940 Act generally prohibits the Funds from engaging in principal securities transactions with an affiliate of the Advisor. Thus, the Funds do not engage in principal transactions with any affiliate of the Advisor. The Funds have adopted procedures, under Rule 17e-1 under the 1940 Act, that are reasonably designed to provide that any brokerage commission that the Funds pay to an affiliate of the Advisor does not exceed the industry’s customary brokerage commission for similar transactions. In addition, the Funds will adhere to Section 11(a) of the Securities Exchange Act of 1934 and any applicable rules thereunder governing floor trading.

Payments to Financial Intermediaries. The Advisor or the Distributor may make cash payments to financial intermediaries in connection with the promotion and sale of shares of the Funds. Cash payments may include cash revenue sharing payments and other payments for certain administrative services, transaction processing services, and certain other marketing support services. The Advisor may make these payments from its own resources. In this context, the term “financial intermediaries” includes any broker, dealer, bank (including bank trust departments), registered investment advisor, financial planner, retirement plan administrator, and any other financial intermediary having a selling, administration, or similar agreement with the Advisor or the Distributor.

The Advisor may make revenue sharing payments as incentives to certain financial intermediaries to promote and sell shares of the Funds. The benefits that the Advisor receives when these payments are made include, among other things, placing the Funds on the financial intermediaries funds sales system, possibly placing the Funds on the financial intermediary’s preferred or recommended fund list, and access (in some cases on a preferential basis over other competitors) to individual members of the financial intermediary’s sales force or to the financial intermediary’s management. Revenue sharing payments are sometimes referred to as “shelf space” payments because the payments compensate the financial intermediary for including the Funds in its fund sales system (on its “sales shelf”). The Advisor compensates financial intermediaries differently depending typically on the level and/or type of considerations provided by the financial intermediary. The revenue sharing payments that the Advisor makes may be calculated on the average daily net assets of the applicable funds attributable to that particular financial intermediary (Asset-Based Payments). Asset-Based Payments primarily create incentives to retain previously sold shares of the Funds in investor accounts. The revenue sharing payments the Advisor may make may be also calculated on sales of new shares in the Funds attributable to a particular financial intermediary (Sales-Based Payments). Sales-Based Payments may create incentives for the financial intermediary to, among other things, sell more shares of a particular fund or to switch investments between funds frequently.

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The Advisor also may make other payments to certain financial intermediaries for processing certain transactions or account maintenance activities (such as processing purchases, redemptions, or exchanges or producing customer account statements) or for providing certain other marketing support services (such as financial assistance for conferences, seminars, or sales or training programs at which the Advisor’s personnel may make presentations on the Funds to the financial intermediary’s sales force). Financial intermediaries may earn profits on these payments for these services, since the amount of the payment may exceed the cost of providing the service. Certain of these payments are subject to limitations under applicable law.

The Advisor is motivated to make the payments described above since they promote the sale of Funds shares and the retention of those investments by clients of financial intermediaries. Although it is expected that an increase in the Funds’ assets would benefit shareholders by reducing the expense ratios, there can be no assurance that such benefit will be realized. To the extent financial intermediaries sell more shares of Funds or retain shares of the Funds in their clients’ accounts, the Advisor benefits from the incremental management fees paid to the Advisor by the Funds with respect to those assets. In certain cases, these payments could be significant to the financial intermediary. Your financial intermediary may charge you additional fees or commissions other than those disclosed in this prospectus. You can ask your financial intermediary about any payments it receives from the Advisor or the Funds, as well as about fees and/or commissions it charges.

THE ADMINISTRATOR AND TRANSFER AGENT

Commonwealth Fund Services, Inc. (“Administrator”) acts as the Funds’ administrator, transfer agent and dividend disbursing agent. In the performance of its administrative responsibilities to the Funds, the Administrator coordinates the services of vendors to the Funds, and provides the Funds with certain administrative and fund accounting services. The Administrator is affiliated with the Advisor.

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THE DISTRIBUTOR

ALPS Distributors, Inc. (“Distributor”) is the principal underwriter and distributor of the Funds’ shares and serves as the Funds’ exclusive agent for the distribution of the Funds’ shares. The Distributor may sell the Funds’ shares to or through qualified securities dealers or others.

additional information on expenses

In addition to the investment advisory fees, the Funds pay all expenses not assumed by the Advisor, including, without limitation: the fees and expenses of their independent registered public accounting firm and legal counsel; the costs of printing and mailing to shareholders annual and semi-annual reports, proxy statements, prospectuses, statements of additional information, and supplements thereto; the costs of printing registration statements; bank transaction charges and custodian’s fees; any proxy solicitors’ fees and expenses; filing fees; any federal, state, or local income or other taxes; any interest; any membership fees of the Investment Company Institute and similar organizations; fidelity bond and Trustees’ liability insurance premiums; and any extraordinary expenses, such as indemnification payments or damages awarded in litigation or settlements made. All general Trust expenses are allocated among and charged to the assets of each separate series of the Trust, such as each Fund, on a basis that the Trustees deem fair and equitable, which may be on the basis of relative net assets of each series or the nature of the services performed and relative applicability to each series.

INVESTING IN THE FUNDS

MINIMUM INVESTMENT

The Funds’ Shares are sold and redeemed at net asset value. Institutional Shares may be purchased by any account managed by the Advisor and any other institutional investor or any broker-dealer authorized to sell shares in the Funds. The minimum initial investment is for Institutional Shares is $500,000 and the minimum additional investment is $500 ($100 for those participating in an automatic investment plan). Each of the Funds may, in the Advisor’s sole discretion, accept certain accounts with less than the minimum investment. The Trust has elected to provide an exception to the minimum investment requirement for the purchase of Institutional Shares of the Funds to current trustees and officers of the Trust, employees of Brown Capital Management, LLC, and members of the immediate family of any of these persons – these persons are not subject to any minimum initial investment when purchasing Institutional Shares of the Funds. In addition, the Advisor may, in its sole discretion, aggregate the accounts of clients of registered investment advisers and other financial intermediaries whose clients invest $500,000 in the Funds.

Purchase and redemption price

Determining a Fund’s Net Asset Value. The price at which shares are purchased and redeemed is based on the next calculation of a Fund’s net asset value after an order is received in Good Form. An order is considered to be in Good Form if it includes the receipt by the Transfer Agent of completed account information and documentation related to a purchase or redemption request, and if applicable, payment in full of the purchase amount. Each Fund’s net asset value per share is calculated by dividing the value of the particular fund’s total assets, less liabilities (including that fund’s expenses, which are accrued daily), by the total number of outstanding shares of that fund. To the extent that any of the Funds hold portfolio securities that are primarily listed on foreign exchanges that trade on weekends or other days when the Funds do not price their shares, the net asset values of the Funds’ shares may change on days when shareholders will not be able to purchase or redeem the Funds’ shares. The net asset value per share of each of the Funds is normally determined at the time regular trading closes on the New York Stock Exchange (“NYSE”), currently 4:00 p.m. Eastern time, Monday through Friday, except when the NYSE closes earlier. The Fund does not calculate net asset value on business holidays when the NYSE is closed.

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The pricing and valuation of portfolio securities is determined in good faith in accordance with procedures established by, and under the direction of, the Trustees. In determining the value of the Funds’ total assets, portfolio securities are generally valued at their market value by quotations from the primary market in which they are traded. Foreign securities listed on foreign exchanges are valued based on quotations from the primary market in which they are traded and are translated from the local currency into U.S. dollars using current exchange rates. Instruments with maturities of 60 days or less are valued at amortized cost, which approximates market value. The Funds normally use third party pricing services to obtain market quotations. Securities and assets for which representative market quotations are not readily available or which cannot be accurately valued using the Funds’ normal pricing procedures are valued at fair value as determined in good faith under policies approved by the Trustees. Fair value pricing may be used, for example, in situations where (i) a portfolio security, such as a small-cap stock, mid-cap stock, or foreign security, is so thinly traded that there have been no transactions for that stock over an extended period of time or the validity of a market quotation received is questionable; (ii) an event occurs after the close of the exchange on which a portfolio security is principally traded that is likely to have changed the value of the portfolio security prior to a Fund’s net asset value calculation; (iii) the exchange on which the portfolio security is principally traded closes early; or (iv) trading of the particular portfolio security is halted during the day and does not resume prior to a Fund’s net asset value calculation. The Advisor has been appointed by the Trustees as the valuation designee (“Valuation Designee”) to be responsible for all fair valuations for the Funds. The Funds’ policies regarding fair value pricing are intended to result in a calculation of the Funds’ net asset value that fairly reflects portfolio security values as of the time of pricing, so long as the Valuation Designee believes that these reflect fair value at the time the NAV is determined. The Funds may use pricing services to help determine fair value. When pricing securities using the fair value guidelines established by the Board of Trustees, the Trust seeks to assign the value that represents the amount that a Fund might reasonably expect to receive upon a current sale of the securities.

A portfolio security’s “fair value” price may differ from the price next available for that portfolio security using the Fund’s normal pricing procedures, and the fair value price may differ substantially from the price at which the security may ultimately be traded or sold. If such fair value price differs from the price that would have been determined using the Fund’s normal pricing procedures, a shareholder may receive more or less proceeds or shares from redemptions or purchases of Fund shares, respectively, than a shareholder would have otherwise received if the security were priced using the Fund’s normal pricing procedures. The performance of the Fund may also be affected if a portfolio security’s fair value price were to differ from the security’s price using the Fund’s normal pricing procedures. To the extent the Fund invests in other open-end investment companies that are registered under the 1940 Act, the Fund’s net asset value calculations are based upon the net asset value reported by such registered open-end investment companies, and the prospectuses for these companies explain the circumstances under which they will use fair value pricing and the effects of using fair value pricing. Discrepancies between fair values and actual market prices may occur on a regular and recurring basis. These discrepancies do not necessarily indicate that the fair value methodology is inappropriate. The Valuation Designee will adjust the fair values assigned to securities in the portfolio, to the extent necessary, as soon as market prices become available. The Valuation Designee continually monitors and evaluates the appropriateness of its fair value methodologies through systematic comparisons of fair values to the actual next available market prices of securities contained in a Fund’s portfolio.

Other Matters. Purchases and redemptions of shares of the same class by the same shareholder on the same day will be netted for each of the Funds.

The Funds typically expect to satisfy redemption requests with cash holdings or cash equivalents, and they expect to use cash holdings or cash equivalents on a regular basis for this purpose. To the extent cash holdings or cash equivalents are not available to satisfy redemption requests, a Fund may elect to satisfy its redemption requests by selling portfolio assets to raise cash sufficient to satisfy such redemption requests. The Funds generally expect to pay out proceeds from a redemption order to a redeeming shareholder on the next business day following the receipt of such a redemption order. In addition, if determined to be appropriate, a Fund may satisfy redemption requests, in whole or in part, by effecting an in-kind redemption with portfolio securities to the extent such in-kind redemption is consistent with the Fund’s policies and procedures.

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Purchasing Shares

You can make purchases directly from the Funds by mail or bank wire. The Funds have also authorized one or more brokers to receive purchase and redemption orders on their behalf and such brokers are authorized to designate other financial intermediaries to receive orders on behalf of the Funds. Such orders will be deemed to have been received by the Funds when an authorized broker or broker-authorized designee receives the order, subject to the order being in good form. The orders will be priced at the Fund’s net asset value next computed after the orders are received by the authorized broker or broker-authorized designee. Investors may also be charged a fee by a broker or agent if shares are purchased through a broker or agent.

The Funds reserve the right to (i) refuse any request to purchase shares of the Funds for any reason, and (ii) suspend their offering of shares at any time.

Regular Mail Orders. Payment for shares must be made by check from a U.S. financial institution and payable in U.S. dollars. Cashier’s checks, third party checks, money orders, credit card convenience checks, cash or equivalents or payments on foreign currencies are not acceptable forms of payment. If checks are returned due to insufficient funds or other reasons, your purchase will be canceled. You will also be responsible for any losses or expenses incurred by the particular Fund(s), Administrator, and Transfer Agent. The particular Fund(s) will charge a $35 fee and may redeem shares of that fund already owned by the purchaser or shares of another identically registered account in another series of the Trust to recover any such loss. For regular mail orders, please complete a Fund Shares Application and mail it, along with your check made payable to the applicable fund, to:

Brown Capital Management Mutual Funds

[Name of Fund and Share Class]

c/o Commonwealth Fund Services, Inc.

8730 Stony Point Parkway, Suite 205

Richmond, Virginia 23235

Please remember to add a reference to the applicable Fund and share class on your check to ensure proper credit to your account. The application must contain your Social Security Number (“SSN”) or Taxpayer Identification Number (“TIN”). If you have applied for a SSN or TIN at the time of completing your account application but you have not received your number, please indicate this on the application and include a copy of the form applying for the SSN or TIN. Taxes are not withheld from distributions to U.S. investors if certain Internal Revenue Service (“IRS”) requirements regarding the SSN or TIN are met and we have not been notified by the IRS that the particular U.S. investor is subject to back-up withholding.

By sending your check to the Funds, please be aware that you are authorizing the Funds to make a one-time electronic debit from your account at the financial institution indicated on your check. Your bank account will be debited as early as the same day the Funds receive your payment in the amount of your check. Your original check will be destroyed once processed, and you will not receive your cancelled check back. If the Funds cannot post the transaction electronically, you authorize the Funds to present an image copy of your check for payment.

Bank Wire Orders. Purchases may also be made through bank wire transfers from your financial institution. To establish a new account or add to an existing account by wire, please call the Funds at 1-877-892-4BCM (1-877-892-4226) for wire instructions and to advise the Funds of the investment, dollar amount, and account identification number.

Additional Investments. You may also add to your account by mail or wire at any time by purchasing shares at the then current public offering price. The minimum additional investment is $500. Before adding funds by bank wire, please call the Funds at 1-877-892-4BCM (1-877-892-4226) for wire instructions and to advise the Funds of the investment, dollar amount, and account identification number. Mail orders should include, if possible, the “Invest by Mail” stub that is attached to your confirmation statement. Otherwise, please identify your account in a letter accompanying your purchase payment.

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Automatic Investment Plan. The automatic investment plan enables shareholders to make regular monthly or quarterly investments in shares through automatic charges to their checking account. With shareholder authorization and bank approval, the particular fund will automatically charge the checking account for the amount specified ($100 minimum), which will be automatically invested in shares at the public offering price on or about the 21st day of the month. The shareholder may change the amount of the investment or discontinue the plan at any time by writing the Funds.

Exchange Feature. You may exchange shares of any of the Funds for shares of the same class of any other series of the Trust advised by the Advisor and offered for sale in the state in which you reside so long as you meet the minimum shareholder eligibility requirement for the class into which you wish to exchange. Exchanges from one class of a Fund into the same class of the Small Company Fund, however, will not be permitted unless you have previously established an account to invest in the Small Company Fund. Any such exchange will be made at the applicable net asset value plus the percentage difference between the sales charge applicable to those shares and any sales charge previously paid by you in connection with the shares being exchanged. Institutional Shares may only be exchanged for Institutional Shares. Prior to making an investment decision or giving us your instructions to exchange shares, please read the prospectus for the series in which you wish to invest.

The Trustees reserve the right to suspend, terminate, or amend the terms of the exchange privilege upon prior written notice to the shareholders.

Stock Certificates. The Funds do not issue stock certificates. Evidence of ownership of shares is provided through entry in the Funds’ share registry. Investors will receive periodic account statements (and, where applicable, purchase confirmations) that will show the number of shares owned.

Important Information about Procedures for Opening a New Account. Under the Uniting and Strengthening America by Providing Appropriate Tools Required to Intercept and Obstruct Terrorism Act of 2001 (USA PATRIOT Act of 2001), the Funds are required to obtain, verify, and record information to enable the Funds to form a reasonable belief as to the identity of each customer who opens an account. Consequently, when an investor opens an account, the Funds will ask for the investor’s name, street address, date of birth (for an individual), social security or other tax identification number (or proof that the investor has filed for such a number), and other information that will allow the Funds to identify the investor. The Funds may also ask to see the investor’s driver’s license or other identifying documents. An investor’s account application will not be considered “complete” and, therefore, an account will not be opened and the investor’s money will not be invested until the Funds receive this required information. If after opening the investor’s account the Funds are unable to verify the investor’s identity after having used reasonable efforts, as determined by the Funds in their sole discretion, the Funds may (i) restrict further investments until the investor’s identity is verified; and (ii) close the investor’s account without notice and return the investor’s redemption proceeds to the investor. If the Funds close an investor’s account because the Funds were unable to verify the investor’s identity, the Funds will value the account in accordance with the Funds’ next net asset value calculated after the investor’s account is closed. In that case, the investor’s redemption proceeds may be worth more or less than the investor’s original investment. The Funds will not be responsible for any losses incurred due to the Funds’ inability to verify the identity of any investor opening an account.

Effective May 11, 2018, if you are opening an account in the name of a legal entity (e.g., a partnership, business trust, limited liability company, corporation, etc.), you may be required to supply the identity of the beneficial owner or controlling person(s) of the legal entity prior to the opening of your account. The Fund may request additional information about you (which may include certain documents, such as articles of incorporation for companies) to help the Transfer Agent verify your identity.

Share Class Alternatives. The Funds offer investors two different classes of shares through different prospectuses. The different classes of shares represent investments in the same portfolio of securities, but the classes are subject to different expenses and may have different share prices and minimum investment requirements. When you buy shares be sure to specify the class of shares in which you choose to invest. Because each share class has a different combination of sales charges, expenses and other features, you should consult your financial adviser to determine which class best meets your financial objectives.

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REDEEMING YOUR SHARES

Regular Mail Redemptions. Regular mail redemption requests should be addressed to:

Brown Capital Management Mutual Funds

[Name of Fund and Share Class]

c/o Commonwealth Fund Services, Inc.

8730 Stony Point Parkway, Suite 205

Richmond, Virginia 23235

Regular mail redemption requests should include the following:

(1)	Your letter of instruction specifying the applicable fund and share class, account number, and number of shares or the dollar amount to be redeemed (these requests must be signed by all registered shareholders in the exact names in which they are registered);
(2)	Any required Medallion Signature Guarantees (see “Medallion Signature Guarantees” below); and
(3)	Other supporting legal documents, if required in the case of estates, trusts, guardianships, custodianships, corporations, partnerships, pension or profit sharing plans, and other organizations.

Your redemption proceeds normally will be sent to you within seven (7) days after receipt of your redemption request. The Funds may delay forwarding a redemption check for recently purchased shares while it determines whether the purchase payment will be honored. Such delay (which may take up to fifteen (15) days from the date of purchase) may be reduced or avoided if the purchase is made by wire transfer. In all cases, the net asset value next determined after receipt of the request for redemption will be used in processing the redemption request.

Telephone and Bank Wire Redemptions. Unless you decline the telephone transaction privileges on your account application, you may redeem shares of the Funds by telephone. You may also redeem shares by bank wire under certain limited conditions. The Funds will redeem shares in this manner when so requested by the shareholder only if the shareholder confirms redemption instructions in writing.

Each of the Funds may rely upon confirmation of redemption requests transmitted via facsimile (1-866-205-1499). The confirmation instructions must include the following:

(1)	Designation of Share Class and name of fund (Small Company Fund, International All Company Fund, or International Small Company Fund),

(2)	Shareholder(s) name and account number,

(3)	Number of shares or dollar amount to be redeemed,

(4)	Instructions for transmittal of redemption proceeds to the shareholder, and

(5)	Shareholder(s) signature(s) as it/they appear(s) on the application then on file with the Funds.

Redemption proceeds will not be distributed until written confirmation of the redemption request is received, per the instructions above. You can choose to have redemption proceeds mailed to you at your address of record, your financial institution, or to any other authorized person, or you can have the proceeds sent by wire transfer to your financial institution ($5,000 minimum). Redemption proceeds cannot be wired on days on which your financial institution is not open for business. You can change your redemption instructions any time you wish by filing a letter including your new redemption instructions with the Funds. See “Medallion Signature Guarantees” below.

Each of the Funds in its discretion may choose to pass through to redeeming shareholders any charges imposed by the Funds’ custodian for wire redemptions. If this cost is passed through to redeeming shareholders by the Funds, the charge will be deducted automatically from your account by redemption of shares in your account. Your bank or brokerage firm may also impose a charge for processing the wire. If wire transfer of funds is impossible or impractical, the redemption proceeds will be sent by mail to the designated account.

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You may redeem shares, subject to the procedures outlined above, by calling the Funds at 1-877-892-4BCM (1-877-892-4226). Redemption proceeds will only be sent to the financial institution account or person named in your Fund Shares Application currently on file with the Funds. Telephone redemption privileges authorize the Funds to act on telephone instructions from any person representing himself or herself to be the investor and reasonably believed by the Funds to be genuine. Each of the Funds will employ reasonable procedures, such as requiring a form of personal identification, to confirm that instructions are genuine. The Funds, however, will not be liable for any losses due to fraudulent or unauthorized instructions. The Funds will also not be liable for following telephone instructions reasonably believed to be genuine. Therefore, you have the risk of loss due to unauthorized or fraudulent instructions.

Systematic Withdrawal Plan. A shareholder who owns shares of one or more of the Funds valued at $10,000 or more at the current offering price may establish a systematic withdrawal plan to receive a monthly or quarterly check in a stated amount not less than $100. Each month or quarter, as specified, the particular fund(s) will automatically redeem sufficient shares from your account to meet the specified withdrawal amount. The shareholder may establish this service whether dividends and distributions are reinvested in shares of the Funds or paid in cash. Call or write the Funds for an application form.

Small Accounts. The Trustees reserve the right to redeem involuntarily any account having a net asset value of less than $500,000 due to redemptions, exchanges, or transfers, and not due to market action, upon 30 days’ prior written notice. If the shareholder brings his account net asset value up to at least $500,000 during the notice period, the account will not be redeemed. Redemptions from retirement plans may be subject to U.S. federal income tax withholding.

Redemptions in Kind. The Funds do not intend, under normal circumstances, to redeem their securities by payment in kind. It is possible, however, that conditions may arise in the future, which would make it undesirable for the Funds to pay for all redemptions in cash. In such case, the Funds may make payment in readily marketable portfolio securities of the particular fund. Securities delivered in payment of redemptions would be valued at the same value assigned to them in computing the Funds’ net asset value per share. Shareholders receiving them bear the market risks associated with the securities until they have been converted into cash and would incur brokerage costs when these securities are sold. An irrevocable election has been filed under Rule 18f-1 of the 1940 Act, wherein each of the Funds committed itself to pay redemptions in cash, rather than in kind, to any shareholder of record of that particular fund who redeems during any ninety-day period, the lesser of (a) $250,000 or (b) one percent (1%) of that fund’s net asset value at the beginning of such period.

Medallion Signature Guarantees. To protect your account and each of the Funds from fraud, Medallion Signature Guarantees may be required to be sure that you are the person who has authorized a change in registration or standing instructions for your account. Medallion Signature Guarantees are generally required for (i) change of registration requests; (ii) requests to establish or to change exchange privileges or telephone and bank wire redemption service other than through your initial account application; (iii) transactions where proceeds from redemptions, dividends, or distributions are sent to an address or financial institution differing from the address or financial institution of record; and (iv) redemption requests in excess of $100,000. Medallion Signature Guarantees are acceptable from a member bank of the Federal Reserve System, a savings and loan institution, credit union (if authorized under state law), registered broker-dealer, securities exchange, or association clearing agency and must appear on the written request for change of registration, establishment or change in exchange privileges, or redemption request.

Miscellaneous. All redemption requests will be processed and payment with respect thereto will normally be made within seven (7) days after tender. The Funds reserve the right to suspend any redemption request involving recently purchased shares until the check for the recently purchased shares has cleared. The Funds may suspend redemptions, if permitted by the 1940 Act, for any period during which trading is restricted by the Securities and Exchange Commission (“SEC”) or if the SEC declares that an emergency exists. Redemptions may be suspended during other periods permitted by the SEC for the protection of the Fund’s shareholders. During drastic economic and market changes, telephone redemption privileges may be difficult to implement.

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The Funds do not consider the U.S. Postal Service or other independent delivery services to be their agents. Therefore, deposit in the mail or with such services, or the receipt at the Funds’ post office box, of purchase or redemption requests does not constitute receipt by the Funds.

Redemption Proceeds. The Funds are not responsible for losses or fees resulting from posting delays or non-receipt of redemption payments at your bank, when shareholder payment instructions are followed.

Verification of Shareholder Transaction Statements. You must contact the Funds in writing regarding any errors or discrepancies within 60 days after the date of the statement confirming a transaction. The Funds may deny your ability to refute a transaction if they do not hear from you within 60 days after the confirmation statement date.

Non-Receipt of Purchase Wire / Insufficient Funds Policy. The Funds reserve the right to cancel a purchase if payment of the check or electronic funds transfer does not clear your bank, or if a wire is not received by settlement date. The Funds may charge a fee for insufficient funds and you may be responsible for any fees imposed by your bank and any losses that the Funds may incur as a result of the cancelled purchase.

There is an annual pass through IRA and Coverdell Education Savings Account maintenance fee of $15.00 that is charged by the IRA custodian on a per-account basis.

Frequent purchases and redemptions

Frequent purchases and redemptions (“Frequent Trading”) of shares of the Funds may present a number of risks to other shareholders of the Funds. These risks may include, among other things, dilution in the value of shares of the Funds held by long-term shareholders, interference with the efficient management by the Advisor of the Funds’ portfolio holdings, and increased brokerage and administration costs. Due to the potential of a thin market for the Funds’ securities, as well as overall adverse market, economic, political, or other conditions affecting the sale price of portfolio securities, the Funds could face untimely losses as a result of having to sell portfolio securities prematurely to meet redemptions. Frequent Trading may also increase portfolio turnover which may result in increased capital gains taxes for shareholders of the Funds. These capital gains could include short-term capital gains taxed at ordinary income tax rates.

The Trustees have adopted a policy with respect to Frequent Trading that is intended to discourage and identify such activity by shareholders of the Funds. The Funds do not accommodate Frequent Trading. Under the adopted policy, the Transfer Agent provides a daily record of shareholder trades to the Advisor. The Transfer Agent also assists the Advisor in monitoring and testing shareholder purchase and redemption orders for possible incidents of Frequent Trading. The Advisor has the discretion to limit investments from an investor that the Advisor believes has a pattern of Frequent Trading that the Advisor considers not to be in the best interests of the other shareholders in that Fund by the Fund’s refusal of further purchase and/or exchange orders from such investor.

This policy is intended to apply uniformly, except that the Funds may not be able to identify or determine that a specific purchase and/or redemption is part of a pattern of Frequent Trading or that a specific investor is engaged in Frequent Trading, particularly with respect to transactions made through accounts such as omnibus accounts or accounts opened through third-party financial intermediaries such as broker-dealers and banks (“Intermediary Accounts”). Therefore, this policy may not be applied to omnibus accounts or Intermediary Accounts. Omnibus account arrangements permit multiple investors to aggregate their respective share ownership positions and to purchase, redeem, and exchange Fund shares without the identity of the particular shareholders being known to those Funds. Like omnibus accounts, Intermediary Accounts normally permit investors to purchase, redeem, and exchange Fund shares without the identity of the underlying shareholder being known to that Fund. Accordingly, the ability of the Funds to monitor and detect Frequent Trading through omnibus accounts and Intermediary Accounts would be very limited, and there would be no guarantee that the Funds could identify shareholders who might be engaging in Frequent Trading through such accounts or curtail such trading. The Advisor currently does not allow exceptions to the policy.

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Under a federal rule, the Fund is required to have an agreement with many of its intermediaries obligating the intermediaries to provide, upon the Fund’s request, information regarding the intermediaries’ customers and their transactions. However, there can be no guarantee that all excessive, short-term or other abusive trading activities will be detected, even if such an agreement is in place.

Intermediaries may apply frequent trading policies that are in addition to the Funds’ policies and that may differ from those described in this Prospectus. If you invest with the Funds through an intermediary, please read that firm’s program materials carefully to learn of any rules or fees that may apply.

Although the Funds have taken steps to discourage Frequent Trading of the Funds’ shares, there is no guarantee that such trading will not occur.

OTHER IMPORTANT INVESTMENT INFORMATION

DIVIDENDS, DISTRIBUTIONS, AND TAXES

The following information is meant as a general summary of the U.S. federal income tax provisions regarding the taxation of U.S. shareholders. Additional tax information appears in the SAI. Shareholders should rely on their own tax advisors for advice about the particular U.S. federal, state, local, and other tax consequences to them of investing in the Funds.

Each Fund intends to distribute all or substantially all of its net investment income and net realized capital gains to its shareholders at least annually. A Fund’s shareholders may elect to take in cash or reinvest in additional Fund shares any dividends from net investment income or capital gains distributions. Although a Fund is not taxed on amounts it distributes, shareholders will generally be taxed on distributions regardless of whether distributions are paid by the Fund in cash or are reinvested in additional Fund shares. Distributions to non-corporate investors attributable to ordinary income and short-term capital gains are generally taxed as ordinary income, although certain income dividends may be taxed to non-corporate shareholders as qualified dividend income at long-term capital gains rates provided certain holding period requirements are satisfied. Distributions of long-term capital gains are generally taxed as long-term capital gains, regardless of how long a shareholder has held Fund shares. Distributions may be subject to U.S. state and local income taxes, as well as U.S. federal income taxes.

Taxable distributions paid by a Fund to corporate shareholders will be taxed at corporate tax rates (currently at the rate of 21%). Corporate shareholders of a Fund may be entitled to a dividends received deduction (“DRD”) for a portion of the dividends paid and designated by the Fund as qualifying for the DRD provided certain holding period requirements are met.

In general, a shareholder who sells or redeems shares in a Fund will realize a capital gain or loss, which will be long-term or short-term, depending upon the shareholder’s holding period for the shares, provided that any loss recognized on the sale of shares held for six months or less will be treated as long-term capital loss to the extent of capital gain dividends received with respect to such shares. An exchange of shares may be treated as a sale and any gain may be subject to tax.

The Funds, and in particular the International All Company Fund, may be subject to foreign taxes or foreign tax withholding on dividends, interest, and some capital gains that it receives on foreign securities. You may qualify for an offsetting credit or deduction under U.S. tax laws for your portion of a Fund’s foreign tax obligations, provided that you meet certain requirements and the Fund satisfies certain requirements. Shareholders should consult their own tax advisors for more information.

As with all mutual funds, each Fund may be required to back-up withhold U.S. federal income tax (currently at the rate of 24%) on all taxable distributions payable to shareholders who fail to provide the Fund with their correct taxpayer identification numbers or to make required certifications, or who have been notified by the IRS that they are subject to back-up withholding. Back-up withholding is not an additional tax; rather, it is a way in which the IRS ensures it will collect taxes otherwise due. Any amounts withheld may be credited against a shareholder’s U.S. federal income tax liability or refunded in certain circumstances.

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Shareholders should consult their own tax advisors to ensure distributions and sale of Fund shares are treated appropriately on their applicable income tax returns.

Distribution checks will only be issued for payments greater than $25.00. Distributions under $25.00 will automatically be reinvested in Fund shares of the Fund generating the distribution. Un-cashed distribution checks will be canceled and proceeds reinvested at the then current net asset value, for any shareholder who chooses to receive distributions in cash, if distribution checks: (1) are returned and marked as “undeliverable” or (2) remain un-cashed for six months after the date of issuance. If distribution checks are canceled and reinvested, your account election may also be changed so that all future distributions are reinvested rather than paid in cash. Interest will not accrue on uncashed distribution checks.

Cost Basis Reporting. U.S. federal income tax law requires that mutual fund companies report their shareholders’ cost basis, gain/loss, and holding period to the IRS on the Funds’ shareholders’ Consolidated Form 1099s when shares are sold. The Funds have chosen Average Cost as its default tax lot identification method for all shareholders. A tax lot identification method is the way the Funds will determine which specific shares are deemed to be sold when there are multiple purchases on different dates at differing net asset values, and the entire position is not sold at one time. The Funds’ standing tax lot identification method is the method shares will be reported on your Consolidated Form 1099 if you do not select a specific tax lot identification method. You may choose a method different than the Funds’ standing method and will be able to do so at the time of your purchase or upon the sale of shares of the Funds. Shareholders should consult their own tax advisers for more information.

The Funds are not responsible for the reliability or accuracy of the information for those securities that are not covered by these rules. The Funds and their service providers do not provide tax advice. Each shareholder should consult their own tax advisors for more information with respect to any decisions regarding choosing a tax lot identification method given the shareholder’s particular situation.

Possible Tax Law Changes. At the time that this prospectus is being prepared, various administrative and legislative changes to the U.S. federal tax laws are under consideration, but it is not possible at this time to determine whether any of these changes will take place, what the changes might entail, or whether they will have retroactive effect.

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FINANCIAL HIGHLIGHTS

The financial highlights that follow are intended to help you understand each Fund’s financial performance for the previous five fiscal years. Certain information reflects financial results for a single fund share. The total returns in the tables represent the rate that an investor would have earned (or lost) on an investment in the Funds (assuming reinvestment of all dividends and distributions). The financial data included in the tables below have been derived from audited financial statements of each of the Funds. The financial data in the table for the fiscal years ended March 31, 2023 and March 31, 2024 has been audited by Cohen & Company, Ltd, an independent registered public accounting firm, whose reports covering such years is incorporated by reference into the SAI. For each of the other fiscal years presented, the financial data in the table has been audited by the Funds’ former independent registered public accounting firm, whose reports for such years are included in the related Annual Reports. This information should be read in conjunction with the Funds’ latest audited annual financial statements and notes thereto, which are also incorporated by reference to the SAI, a copy of which may be obtained at no charge by calling the Funds at 1-877-892-4BCM (1-877-892-4226). Further information about the performance of the Funds is contained in the Annual Report of each of the Funds, a copy of which may also be obtained at no charge by calling the Funds.

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The Brown Capital Management Small Company Fund

Financial Highlights	For a share outstanding throughout the years presented.

	For the Years Ended March 31,
Institutional Class	2024	2023	2022	2021	2020
Net Asset Value, Beginning of Year	$72.94	$103.07	$128.45	$85.60	$101.39
Income (Loss) from Investment Operations:
Net investment income (loss)(a)	(0.64)	(0.74)	(1.24)	(1.00)	(0.88)
Net Realized and Unrealized Gain (Loss) on Investments	7.29	(21.61)	(13.29)	53.79	(6.38)
Total from Investment Operations	6.65	(22.35)	(14.53)	52.79	(7.26)
Less Distributions:
Distributions (from capital gains)	(6.53)	(7.78)	(10.85)	(9.94)	(8.53)
Total distributions	(6.53)	(7.78)	(10.85)	(9.94)	(8.53)
Net Asset Value, End of Year	$73.06	$72.94	$103.07	$128.45	$85.60

Total Return(b)	10.03%	(21.17%)	(12.23%)	61.61%	(8.37%)

Ratios/Supplemental Data:
Net Assets, End of Year (000’s)	$1,514,154	$2,681,732	$3,903,646	$4,782,245	$2,754,789
Ratio of Expenses to Average Net Assets	1.11%	1.08%	1.05%	1.04%	1.05%
Ratio of Net Investment Income (Loss) to Average Net Assets	(0.87%)	(0.93%)	(1.00%)	(0.81%)	(0.85%)
Portfolio Turnover Rate	12%	22%	14%	9%	17%

(a)	Calculated using average shares method.

(b)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and, consequently, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.

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The Brown Capital Management International All Company Fund

Financial Highlights	For a share outstanding throughout the years presented.

	For the Years Ended March 31,
Institutional Class	2024	2023		2022	2021	2020
Net Asset Value, Beginning of Year	$14.43	$16.18		$17.59	$12.86	$13.74
Income (Loss) from Investment Operations:
Net investment income (loss)(a)	(0.01)	—	(b)	(0.03)	(0.03)	0.10
Net Realized and Unrealized Gain (Loss) on Investments and Foreign Currency	3.10	(1.60)		(1.25)	5.30	(0.86)
Total from Investment Operations	3.09	(1.60)		(1.28)	5.27	(0.76)
Less Distributions:
Distributions (from net investment income)	—	—		(0.01)	—	(0.12)
Distributions (from capital gains)	—	(0.15)		(0.12)	(0.54)	—
Total distributions	—	(0.15)		(0.13)	(0.54)	(0.12)
Redemption Fees Added to Paid-in Capital(a)	— (b)	—	(b)	— (b)	— (b)	— (b)
Net Asset Value, End of Year	$17.52	$14.43		$16.18	$17.59	$12.86

Total Return(c)	21.41%	(9.80%)		(7.42%)	41.03%	(5.63%)

Ratios/Supplemental Data:
Net Assets, End of Year (000’s)	$68,724	$61,259		$66,099	$61,564	$25,969
Ratio of Expenses to Average Net Assets Excluding Fee Waivers and Reimbursements	1.64%	1.64%		1.34%	1.54%	1.66%
Ratio of Expenses to Average Net Assets Including Fee Waivers and Reimbursements	1.00%	1.00%		1.00%	1.00%	1.00%
Ratio of Net Investment Income (Loss) to Average Net Assets	(0.03%)	0.00	%(d)	(0.14%)	(0.16%)	0.71%
Portfolio Turnover Rate	12%	20%		8%	11%	25%

(a)	Calculated using average shares method.

(b)	Less than 0.005 per share.

(c)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and, consequently, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.

(d)	Less than 0.005%

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The Brown Capital Management International Small Company Fund

Financial Highlights	For a share outstanding throughout the years presented.

	For the Years Ended March 31,
Institutional Class	2024		2023		2022	2021	2020
Net Asset Value, Beginning of Year	$20.34		$22.43		$25.39	$14.92	$16.91
Income (Loss) from Investment Operations:
Net investment income (loss)(a)	(—	)(b)	0.01		0.01	(0.10)	—	(b)
Net Realized and Unrealized Gain (Loss) on Investments and Foreign Currency	2.92		(2.10)		(1.58)	10.76	(1.94)
Total from Investment Operations	2.92		(2.09)		(1.57)	10.66	(1.94)
Less Distributions:
Distributions (from net investment income)	(—	)(b)	(—	)(b)	—	—	(—	)(b)
Distributions (from capital gains)	—		—		(1.39)	(0.19)	(0.05)
Total distributions	(—	)(b)	(—	)(b)	(1.39)	(0.19)	(0.05)
Redemption Fees Added to Paid-in Capital(a)	—	(b)	—	(b)	— (b)	— (b)	—	(b)
Net Asset Value, End of Year	$23.26		$20.34		$22.43	$25.39	$14.92

Total Return(c)	14.37%		(9.30%)		(7.11%)	71.51%	(11.48%)

Ratios/Supplemental Data:
Net Assets, End of Year (000’s)	$2,001,753		$2,141,079		$2,560,435	$1,923,391	$693,460
Ratio of Expenses to Average Net Assets Excluding Fee Waivers and Reimbursements	1.06%		1.06%		1.05%	1.07%	1.14%
Ratio of Expenses to Average Net Assets Including Fee Waivers and Reimbursements	1.06%		1.06%		1.05%	1.07%	1.14%
Ratio of Net Investment Income (Loss) to Average Net Assets	(0.00	%)(d)	0.04%		0.04%	(0.42%)	0.02%
Portfolio Turnover Rate	15%		19%		8%	18%	4%

(a)	Calculated using average shares method.

(b)	Less than 0.005 per share.

(c)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and, consequently, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.

(d)	Less than 0.005%.

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Additional Information

Please see the back cover of this prospectus on how to contact the Funds and how to receive additional information regarding the Funds.

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Each Fund is a series of the

Brown Capital Management Mutual Funds

Additional information about the Funds is available in the Funds’ SAI, which is incorporated by reference into this prospectus. Additional information about the Funds’ investments is also available in the Funds’ Annual and Semi-annual Reports to shareholders and in the Funds’ Form N-CSR. The Funds’ Annual Report includes a discussion of market conditions and investment strategies that significantly affected the Funds’ performance during their last fiscal year. In Form N-CSR, you will find the Funds’ Annual and Semi-Annual financial statements.

The SAI, the Annual and Semi-annual Reports and other information such as Fund financial statements are available free of charge on the website listed below and upon request (you may also request other information about the Funds or make shareholder inquiries) as follows:

Documented:	Internet:

Brown Capital Management Mutual Funds	www.browncapital.com

c/o Commonwealth Fund Services, Inc.

8730 Stony Point Parkway, Suite 205

Richmond, Virginia 23235

Toll-Free Telephone:	E-mail:

1-877-892-4BCM

(1-877-892-4226)	information@browncapital.com

Information about the Funds (including each Fund’s SAI, financial reports and other information) are available on the EDGAR Database on the Commission’s Internet site at http://www.sec.gov, and copies of this information may be obtained, upon payment of a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov.

Investment Company Act file number 811-06199

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Prospectus

Small Company Fund

Investor Shares (BCSIX)

(CUSIP Number 115291833)

International All Company Fund

Investor Shares (BCIIX)

(CUSIP Number 115291858)

International Small Company Fund

Investor Shares (BCSVX)

(CUSIP Number 115291742)

July 29, 2024

The Securities and Exchange Commission has not approved or disapproved the securities being offered by this prospectus or determined whether this prospectus is accurate and complete. Any representation to the contrary is a criminal offense.

Mutual fund shares are not deposits or obligations of, or guaranteed by, any depository institution. Shares are not insured by the FDIC, Federal Reserve Board, or any other agency and are subject to investment risks including possible loss of principal amount invested. Neither the Funds nor the Funds’ distributor is a bank. You should read the prospectus carefully before you invest or send money.

THE BROWN CAPITAL MANAGEMENT SMALL COMPANY FUND

Investment Objective.

The Small Company Fund seeks long-term capital appreciation.

Current income is a secondary consideration in selecting portfolio investments.

Fees and Expenses of the Fund.

These tables describe the fees and expenses that you may pay if you buy, hold and sell shares of the Small Company Fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the tables and examples below.

Shareholder Fees (fees paid directly from your investment)	Investor Shares
Maximum Sales Charge (Load) Imposed On Purchases (as a percentage of offering price)	None
Redemption Fee (as a percentage of amount redeemed)	None

Annual Fund Operating Expenses (expenses that you pay each year as a% of the value of your investment)
Management Fees	1.00%
Distribution and/or Service (12b-1) Fees	0.20%
Other Expenses	0.11%
Total Annual Fund Operating Expenses	1.31%

Example.

This example is intended to help you compare the cost of investing in the Small Company Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Small Company Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and the Small Company Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Investor Shares	$133	$415	$718	$1,579

Portfolio Turnover.

The Small Company Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when the Small Company Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Small Company Fund’s performance. During the most recent fiscal year, the Small Company Fund’s portfolio turnover rate was 12% of the average value of its portfolio.

Principal Investment Strategies.

The Small Company Fund invests at least 80% of its net assets (plus any borrowings for investment purposes) in the equity securities of those companies with total operating revenues of $500 million or less at the time of the initial investment, (“small companies”). It is important to note that the Small Company Fund does NOT choose its portfolio companies based on a reference to market capitalization. Rather, the focus of the Small Company Fund is on the revenue produced by the issuer of the securities.

The Small Company Fund typically invests in common stocks. The Advisor seeks to build a portfolio of exceptional small companies with the wherewithal to become exceptional large companies. The Small Company Fund typically holds a portfolio of between 40 –65 securities which the Advisor believes have the potential for growth.

The Advisor’s Philosophy

The Advisor believes that a sustained commitment to a portfolio of exceptional companies will, over time, generate attractive long-term returns. The Advisor believes exceptional companies save time, lives, money or headaches or provide an exceptional value proposition to consumers.  The Advisor views these differentiated organizations as having the wherewithal to provide unique solutions that include, but are not limited to, the utilization of innovative technology and insight to help address or redefine the challenges faced by institutions or consumers. These companies often retain a long-term growth plan, durable revenue growth, defensible market presence and profitability to fuel and sustain earnings per share growth. While investing in exceptional growth companies is paramount, the Advisor believes in being disciplined and deliberate about what it is willing to pay for growth opportunities and doing so in a benchmark agnostic manner (meaning that the Advisor selects companies without consideration of benchmarks by which the Fund is measured). Because the Small Company Fund is managed in a benchmark agnostic manner, an unintended consequence is that the Fund may have sector exposure.

The Advisor’s Investment Approach

The Advisor believes an investment program establishes the processes necessary to identify, research and construct a portfolio. The Advisor distinguishes Small Company from small capitalization investing by its use of revenue not market capitalization to identify and invest in exceptional small companies that have the wherewithal to become exceptional larger companies. The Advisor sources ideas from many places. Companies eligible for investment typically generate no more than $500 million in revenue at the time of initial investment. The Advisor’s investment professionals retain dual duties, managing the portfolio as a team and serving as generalists in their analytical role. They discuss prospective portfolio candidates with teammates before any in depth research is performed to ensure the commitment of time dedicated to understanding the company makes sense to all team members.

The Advisor believes that in-depth fundamental research, when applied over a three to five-year time horizon, and implemented within a benchmark agnostic framework, has the potential to generate attractive long-term returns.

Therefore, the foundation of the Advisor’s process is fundamental analysis. Valuation is also part of the investment process.

The Advisor constructs the Small Company Fund’s portfolio to generally be no more than 5% in cash. The Advisor believes a diversified portfolio of 40-65 securities and their research efforts may, collective, reduce portfolio risk.

The Advisor generally expects to hold securities for the long term. The Advisor typically sells securities from the Small Company Fund’s portfolio when the Advisor determines that the investment thesis driving the purchase of the company changes, the Advisor has a better investment idea, and/or its valuation no longer meets expectations.

Principal Risks of Investing in the Fund.

An investment in the Small Company Fund is subject to investment risks, including the possible loss of some or all of the principal amount invested. There can be no assurance that the Small Company Fund will be successful in meeting its investment objective. Generally, the Small Company Fund will be subject to the following risks:

●	Market Risk: Market risk refers to the possibility that the value of equity securities held by the Small Company Fund may decline due to daily fluctuations in the securities markets. Movements in the stock market may adversely affect the specific securities held by the Small Company Fund on a daily basis, and, as a result, such movements may negatively affect the Small Company’s net asset value.

●	Investment Style Risk: The performance of the Small Company Fund may be better or worse than the performance of stock funds that focus on other types of stocks or have a broader investment style.

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●	Investment Advisor Risk: The Advisor’s ability to choose suitable investments has a significant impact on the ability of the Small Company Fund to achieve its investment objectives.

●	Market Sector Risk: The percentage of the Small Company Fund’s assets invested in various industries and sectors will vary from time to time depending on the Advisor’s perception of investment opportunities. Investments in particular industries or sectors may be more volatile than the overall stock market.

●	Equity Securities Risk: To the extent that the majority of the Small Company Fund’s portfolio consists of common stocks, it is expected that the Small Company Fund’s net asset value will be subject to greater price fluctuation than a portfolio containing mostly fixed income securities.

●	Small Companies Risk: Investing in the securities of small companies generally involves greater risk than investing in larger, more established companies. Although investing in securities of small companies offers potential above-average returns if the companies are successful, the risk exists that the companies will not succeed and the prices of the companies’ shares could significantly decline in value. The earnings and prospects of smaller companies are more volatile than larger companies, and smaller companies may experience higher failure rates than do larger companies. The trading volume of securities of smaller companies is normally less than that of larger companies and, therefore, may disproportionately affect their market price, tending to make prices fall more in response to selling pressure than is the case with larger companies. Smaller companies may also have limited markets, product lines, or financial resources, and may lack management experience.

●	Micro-Cap Companies Risk: Micro-cap stocks may be very sensitive to changing economic conditions and market downturns because the issuers often have narrow markets for their products or services, fewer product lines, and more limited managerial and financial resources than larger issuers. The stocks of micro-cap companies may therefore be more volatile and the ability to sell them at a desirable time or price may be more limited.

Performance Information.

The bar chart and table shown below provide an indication of the risks of investing in the Investor Shares of the Small Company Fund by showing changes in the Small Company Fund’s performance from year to year and by showing how the Small Company Fund’s average annual total returns compare to that of a broad-based securities market index, the S&P 500® Index, and the Russell 2000® Growth Index and the Morningstar Small Growth Category, which are the Small Company Fund’s secondary benchmark indexes. The Small Company Fund’s past performance (before and after taxes) is not necessarily an indication of how the Small Company Fund will perform in the future. Updated information on the Small Company Fund’s results can be obtained by visiting: https://www.browncapital.com/investmentstrategies/smallcompanyfundinv/.

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Year-to-date return as of the most recent quarter ended June 30, 2024 was -6.16%.

Quarterly Returns During This Time Period

Highest return for a quarter	36.46%	Quarter ended June 30, 2020
Lowest return for a quarter	-24.33%	Quarter ended December 31, 2018

Average Annual Total Returns Periods Ended December 31, 2023	Past 1 Year	Past 5 Years	Past 10 Years
Small Company Fund Before taxes After taxes on distributions After taxes on distributions and sale of shares	19.12% 16.49% 12.90%	5.85% 3.63% 4.67%	7.43% 5.53% 5.86%
S&P 500® Index (reflects no deduction for fees, expenses, or taxes)[1]	26.29%	15.69%	12.03%
Russell 2000® Growth Index (reflects no deduction for fees, expenses, or taxes)	18.66%	9.22%	7.16%
Morningstar Small Growth Category	16.48%	10.21%	7.53%

[1]	In connection with newly adopted SEC regulations applicable to the Fund, the S&P 500® Index is the Fund’s new broad-based securities market index. The Fund will continue to show performance for the Russell 2000® Growth Index, the Fund’s previous broad-based securities market index, and the Morningstar Small Growth Category, each of which is an additional benchmark index.

After-tax returns are calculated using the historical highest marginal individual U.S. federal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown and are not applicable to investors who hold Fund shares through tax-deferred arrangements such as a 401(k) plan or an individual retirement account (IRA).

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Management.

Investment Advisor. Brown Capital Management, LLC is the Small Company Fund’s Investment Advisor.

Portfolio Managers. The Small Company Fund is team-managed by Keith A. Lee (Chief Executive Officer, and Senior Portfolio Manager of the Advisor), Kempton M. Ingersol (Managing Director and Senior Portfolio Manager of the Advisor), Damien L. Davis, CFA (Chief Investment Officer, Managing Director and Senior Portfolio Manager of the Advisor), Daman C. Blakeney (Managing Director and Senior Portfolio Manager of the Advisor), Chaitanya Yaramada, CFA, (Managing Director and Senior Portfolio Manager of the Advisor), and Fujun Wu, CFA (Managing Director and Portfolio Senior Manager of the Advisor). Mr. Lee has served as portfolio manager for the Small Company Fund since its inception in 1992; Mr. Ingersol has served as portfolio manager since 2000; Mr. Davis has served as portfolio manager since 2013; Ms. Yaramada has served as portfolio manager since 2019; and Ms. Wu has served as portfolio manager since 2023.

For important information about purchase and sale of fund shares, tax information and financial intermediary compensation, please turn to the sections of this prospectus entitled “Purchase and Sale of Fund Shares,” “Tax Information,” and “Payments to Broker-Dealers and Other Financial Intermediaries” on page 16 of the prospectus.

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THE BROWN CAPITAL MANAGEMENT INTERNATIONAL ALL COMPANY FUND

Investment Objective.

The International All Company Fund (formally the “International Equity Fund”) seeks long-term capital appreciation.

Current income is a secondary consideration in selecting portfolio investments.

Fees and Expenses of the Fund.

These tables describe the fees and expenses that you may pay if you buy, hold and sell shares of the International All Company Fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the tables and examples below.

Shareholder Fees
(fees paid directly from your investment)	Investor Shares
Maximum Sales Charge (Load) Imposed On Purchases
(as a percentage of offering price)	None
Redemption Fee (as a percentage of amount redeemed
on shares sold within 60 days of purchase)	None

Annual Fund Operating Expenses
(expenses that you pay each year as a% of the value of your investment)
Management Fees	0.90%
Distribution and/or Service (12b-1) Fees	0.25%
Other Expenses	0.73%
Total Annual Fund Operating Expenses	1.88%
Fee Waivers and/or Expense Reimbursements[1]	(0.63%)
Total Annual Fund Operating Expenses After Waivers and/or Expense Reimbursements[1]	1.25%

1.	Brown Capital Management, LLC (the “Advisor”) has entered into an Expense Limitation Agreement with the International All Company Fund under which it has agreed to reduce the amount of the investment advisory fees to be paid to the Advisor by the International All Company Fund and to assume other expenses of the International All Company Fund, if necessary, in an amount that limits the International All Company Fund’s annual operating expenses (other than interest, taxes, brokerage commissions, acquired fund fees and expenses, other expenditures which are capitalized in accordance with generally accepted accounting principles, other extraordinary expenses not incurred in the ordinary course of the International All Company Fund’s business, and amounts, if any, payable under a Rule 12b-1 distribution plan) to not more than 1.00% until July 31, 2025. The Expense Limitation Agreement may not be terminated by either party prior to that date. Subject to certain conditions such as Fund asset levels being at certain thresholds and operating expenses being less than the operating expenses limit for the International All Company Fund, the International All Company Fund may reimburse the Advisor for fees waived or limited and other expenses assumed by the Advisor pursuant to the Expense Limitation Agreement. Each waiver or reimbursement of an expense by the Advisor is subject to repayment by the International All Company Fund within three years following the month in which the expense was incurred, provided that the International All Company Fund is able to make the repayment without exceeding the lesser of the expense limitation in place at the time of the waiver and/or reimbursement or the current expense limitation arrangement.

Example.

This example is intended to help you compare the cost of investing in the International All Company Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the International All Company Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and the International All Company Fund’s operating expenses remain the same. Only the 1-year number shown below reflects the Advisor’s agreement to waive fees and/or reimburse Fund expenses. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Investor Shares	$127	$530	$958	$2,150

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Portfolio Turnover.

The International All Company Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when the International All Company Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the International All Company Fund’s performance. During the most recent fiscal year, the International All Company Fund’s portfolio turnover rate was 12% of the average value of its portfolio.

Principal Investment Strategies.

The International All Company Fund invests substantially all of its assets in the equity securities of non-U.S. based companies. The International All Company Fund typically invests in common stocks. The Advisor seeks to build a portfolio of exceptional companies. It is important to note that the International All Company Fund does NOT choose its portfolio companies based on a reference to market capitalization. Rather, the focus of the International All Company Fund is on the revenue produced by the issuer of the securities. The International All Company Fund typically holds a portfolio of between 40 to 70 securities which the Advisor believes have the potential for growth.

The International All Company Fund considers an issuer to be non–U.S. based if: (1) the issuer is organized under the laws of a jurisdiction other than those of the U.S.; (2) the securities of the issuer have a primary listing on a stock exchange outside the U.S. regardless of the country in which the issuer is organized; or (3) the issuer derives 50% or more of its total revenue from goods and/or services produced or sold outside of the U.S. The International All Company Fund may invest in securities of issuers located in emerging market countries.

The Advisor’s Philosophy

The Advisor believes that a sustained commitment to a portfolio of exceptional companies will, over time, generate attractive long-term returns. The Advisor believes exceptional companies save time, lives, money or headaches or provide an exceptional value proposition to consumers.  The Advisor views these differentiated organizations as having the wherewithal to provide unique solutions that include, but are not limited to, the utilization of innovative technology and insight to help address or redefine the challenges faced by institutions or consumers. These companies often retain a long-term growth plan, durable revenue growth, defensible market presence and profitability to fuel and sustain earnings per share growth. While investing in exceptional growth companies is paramount, the Advisor believes in being disciplined and deliberate about what it is willing to pay for growth opportunities and doing so in a benchmark agnostic manner (meaning that the Advisor selects companies without consideration of benchmarks by which the Fund is measured). Because the International All Company Fund is managed in a benchmark agnostic manner, an unintended consequence is that the Fund may have sector exposure.

The Advisor’s Investment Approach

The Advisor believes an investment program establishes the processes necessary to identify, research and construct a portfolio. The Advisor distinguishes International All Company Fund portfolio construction by its use of revenue (not market capitalization) to identify and invest in exceptional international companies that have the wherewithal to become exceptional larger companies. The Advisor sources ideas from many places. There are no minimum or maximum levels of revenue that constrain the Fund's ability to make investments in any particular international company. International companies eligible for purchase include U.S. listed securities domiciled outside the U.S. The Advisor’s investment professionals retain dual duties, managing the portfolio as a team and serving as generalists in their analytical role. They discuss prospective portfolio candidates with the other team members before conducting in-depth research of a particular company in order to ensure commitment of time and dedication to understanding a company makes sense to all team members.

The Advisor believes that in-depth fundamental research, when applied over a three to five-year evaluation horizon, and implemented within a benchmark agnostic framework, has the potential to generate attractive long-term returns.

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Therefore, the foundation of the Advisor’s process is fundamental analysis. Valuation is also part of the investment process.

The Advisor constructs the International All Company Fund’s portfolio to generally be no more than 5% in cash. The Advisor believes a diversified portfolio of 40 – 70 securities and their research efforts may, collectively, reduce portfolio risk.

The Advisor generally expects to hold securities for the long term. The Advisor typically sells securities from the International All Company Fund’s portfolio when the Advisor determines that the investment thesis driving the purchase of the company changes, the Advisor has a better investment idea, and/or its valuation no longer meets expectations.

Principal Risks of Investing in the Fund.

An investment in the International All Company Fund is subject to investment risks, including the possible loss of some or all of the principal amount invested. There can be no assurance that the International All Company Fund will be successful in meeting its investment objective. Generally, the International All Company Fund will be subject to the following risks:

●	Market Risk: Market risk refers to the possibility that the value of equity securities held by the International All Company Fund may decline due to daily fluctuations in the securities markets. Movements in the stock market may adversely affect the specific securities held by the International All Company Fund on a daily basis, and, as a result, such movements may negatively affect the International All Company Fund’s net asset value.

●	Investment Style Risk: The performance of the International All Company Fund may be better or worse than the performance of stock funds that focus on other types of stocks or have a broader investment style.

●	Investment Advisor Risk: The Advisor’s ability to choose suitable investments has a significant impact on the ability of the International All Company Fund to achieve its investment objectives.

●	Market Sector Risk: The percentage of the International All Company Fund’s assets invested in various industries and sectors will vary from time to time depending on the Advisor’s perception of investment opportunities. Investments in particular industries or sectors may be more volatile than the overall stock market.

●	Equity Securities Risk: To the extent that the majority of the International All Company Fund’s portfolio consists of common stocks, it is expected that the International All Company Fund’s net asset value will be subject to greater price fluctuation than a portfolio containing mostly fixed income securities.

●	Foreign Securities Risk: Foreign securities may involve investment risks different from those associated with domestic securities. Foreign markets may be less liquid, more volatile, and subject to less government supervision than domestic markets. There may also be difficulties enforcing contractual obligations, and it may take more time for trades to clear and settle. Adverse political and economic developments or changes in the value of foreign currency can make it difficult for the International All Company Fund to sell its securities and could reduce the value of your shares. The International All Company Fund may experience more rapid and extreme changes in value than a fund that invests exclusively in securities of U.S. companies due to, among other things: smaller markets; differing reporting, accounting, and auditing standards; nationalization, expropriation, or confiscatory taxation; foreign currency fluctuations, currency blockage, or replacement; sovereign solvency considerations; less liquid and more volatile exchanges and/or markets; or political changes or diplomatic developments.

●	Emerging Markets Securities Risk: Investments in the securities of developing or emerging markets may entail additional risks than investments in foreign securities, including: less social, political and economic stability; smaller securities markets and lower trading volume, which may result in less liquidity and greater price volatility; restrictions on investment opportunities, including restrictions on investments in issuers or industries, or expropriation or confiscation of assets or property; and less developed legal structures governing private or foreign investment.

8

Performance Information.

The bar chart and table shown below provide an indication of the risks of investing in the Investor Shares of the International All Company Fund by showing changes in the International All Company Fund’s performance from year to year and by showing how the International All Company Fund’s average annual total returns compare to that of a broad-based securities market index, the MSCI ACWI ex-USA Index and the MSCI EAFE® Index. The Morningstar Foreign Large Growth Category, is the International All Company Fund’s secondary benchmark index. The International All Company Fund’s past performance (before and after taxes) is not necessarily an indication of how the International All Company Fund will perform in the future. Updated information on the International All Company Fund’s results can be obtained by visiting:

https://www.browncapital.com/investmentstrategies/internationalallcompanyfundinv/.

Year-to-date return as of the most recent quarter ended June 30, 2024 was 1.07%.

Quarterly Returns During This Time Period

Highest return for a quarter	19.17%	Quarter ended June 30, 2020
Lowest return for a quarter	-18.62%	Quarter ended June 30, 2022

Average Annual Total Returns Periods Ended December 31, 2023	Past 1 Year	Past 5 Years	Past 10 Years
International All Company Fund Before taxes After taxes on distributions After taxes on distributions and sale of shares	28.36% 28.36% 16.79%	7.46% 7.14% 5.81%	4.42% 4.09% 3.39%
MSCI All Country World Index ex-USA Index (reflects no deduction for fees, expenses, or taxes)[1]	16.21%	7.60%	4.32%
MSCI EAFE® Index (reflects no deduction for fees, expenses, or taxes)	18.85%	8.69%	4.78%
Morningstar Foreign Large Growth Category	16.14%	7.97%	4.57%

[1]	In connection with newly adopted SEC regulations applicable to the Fund, the MSCI All Country World ex-USA Index is the Fund’s new broad-based securities market index. The Fund will continue to show performance for the Fund’s previous broad-based securities market index, the MSCI EAFE® Index. The Morningstar Foreign Large Growth Category is an additional benchmark index.

9

After-tax returns are calculated using the historical highest marginal individual U.S. federal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown and are not applicable to investors who hold Fund shares through tax-deferred arrangements such as a 401(k) plan or an individual retirement account (IRA).

Management.

Investment Advisor. Brown Capital Management, LLC is the International All Company Fund’s Investment Advisor.

Portfolio Managers. The International All Company Fund is team-managed by Maurice L. Haywood, CFA (Managing Director and Senior Portfolio Manager of the Advisor), Duncan J. Evered (Managing Director and Senior Portfolio Manager of the Advisor), Niuzhuo (Zoey) Zuo (Managing Director and Senior Portfolio Manager of the Advisor), Kayode O. Aje, CFA (Managing Director and Senior Portfolio Manager of the Advisor), Kwame C. Webb, CFA (Managing Director and Senior Portfolio Manager of the Advisor), and Edward J. Zane (Managing Director and Senior Portfolio Manager of the Advisor). Mr. Haywood has served as portfolio manager for the International All Company Fund since 2006; Mr. Evered has served as portfolio manager since 2011; and Ms. Zuo has served as portfolio manager since 2022; and Messrs. Aje, Webb and Zane have served as portfolio managers since July, 2024.

For important information about purchase and sale of fund shares, tax information and financial intermediary compensation, please turn to the sections of this prospectus entitled “Purchase and Sale of Fund Shares,” “Tax Information,” and “Payments to Broker-Dealers and Other Financial Intermediaries” on page 16 of the prospectus.

10

THE BROWN CAPITAL MANAGEMENT INTERNATIONAL SMALL COMPANY FUND

Investment Objective.

The International Small Company Fund seeks long-term capital appreciation.

Current income is a secondary consideration in selecting portfolio investments.

Fees and Expenses of the Fund.

These tables describe the fees and expenses that you may pay if you buy, hold and sell shares of the International Small Company Fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the tables and examples below.

Shareholder Fees
(fees paid directly from your investment)	Investor Shares
Maximum Sales Charge (Load) Imposed On Purchases
(as a percentage of offering price)	None
Redemption Fee (as a percentage of amount redeemed
on shares sold within 60 days of purchase)	None

Annual Fund Operating Expenses
(expenses that you pay each year as a percentage of the value of your investment)
Management Fees	1.00%
Distribution and/or Service (12b-1) Fees	0.25%
Other Expenses	0.06%
Total Annual Fund Operating Expenses	1.31%

Example.

This example is intended to help you compare the cost of investing in the International Small Company Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the International Small Company Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and the International Small Company Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Investor Shares	$133	$415	$718	$1,579

Portfolio Turnover.

The International Small Company Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when the International Small Company Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the International Small Company Fund’s performance. During the most recent fiscal year, the International Small Company Fund’s portfolio turnover rate was 15% of the average value of its portfolio.

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Principal Investment Strategies.

The International Small Company Fund invests at least 80% of its net assets (plus any borrowings for investment purposes) in the equity securities of non-U.S. based companies with total operating revenues of $500 million or less at the time of the initial investment, (“small companies”). It is important to note that the International Small Company Fund does NOT choose its portfolio companies based on a reference to market capitalization. Rather, the focus of the International Small Company Fund is on the revenue produced by the issuer of the securities.

The International Small Company Fund typically invests in common stocks. The Advisor seeks to build a portfolio of exceptional small companies with the wherewithal to become exceptional large companies. The International Small Company Fund typically holds a portfolio of between 40 – 65 securities which the Advisor believes have the potential for growth.

The International Small Company Fund considers an issuer to be non–U.S. based if: (1) the issuer is organized under the laws of a jurisdiction other than those of the U.S.; (2) the securities of the issuer have a primary listing on a stock exchange outside the U.S. regardless of the country in which the issuer is organized; or (3) the issuer derives 50% or more of its total revenue from goods and/or services produced or sold outside of the U.S. The Fund may invest in the securities of emerging or developing markets.

The Advisor’s Philosophy

The Advisor believes that a sustained commitment to a portfolio of exceptional companies will, over time, generate attractive long-term returns. The Advisor believes exceptional companies save time, lives, money or headaches or provide an exceptional value proposition to consumers.  The Advisor views these differentiated organizations as having the wherewithal to provide unique solutions that include, but are not limited to, the utilization of innovative technology and insight to help address or redefine the challenges faced by institutions or consumers. These companies often retain a long-term growth plan, durable revenue growth, defensible market presence and profitability to fuel and sustain earnings per share growth. While investing in exceptional growth companies is paramount, the Advisor believes in being disciplined and deliberate about what it is willing to pay for growth opportunities and doing so in a benchmark agnostic manner (meaning that the Advisor selects companies without consideration of benchmarks by which the Fund is measured). Because the International Small Company Fund is managed in a benchmark agnostic manner, an unintended consequence is that the Fund may have sector exposure.

The Advisor’s Investment Approach

The Advisor believes an investment program establishes the processes necessary to identify, research and construct a portfolio. The Advisor distinguishes “Small Company” from “small capitalization” investing by its use of revenue not market capitalization to identify and invest in exceptional small companies that have the wherewithal to become exceptional larger companies. The Advisor sources ideas from many places. Companies eligible for investment typically generate no more than $500 million in revenue at the time of initial investment. The Advisor’s investment professionals retain dual duties, managing the portfolio as a team and serving as generalists in their analytical role. They discuss prospective portfolio candidates with teammates before any in depth research is performed to ensure the commitment of time dedicated to understanding the company makes sense to all team members.

The Advisor believes that in-depth fundamental research, when applied over a three to five-year time horizon, and implemented within a benchmark agnostic framework, has the potential to generate attractive long-term returns.

Therefore, the foundation of the Advisor’s process is fundamental analysis. Valuation is also part of the investment process.

The Advisor constructs the International Small Company Fund’s portfolio to generally be no more than 5% in cash. The Advisor believes a diversified portfolio of 40-65 securities and their research efforts may, collectively, reduce portfolio risk.

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The Advisor generally expects to hold securities for the long term. The Advisor typically sells securities from the International Small Company Fund’s portfolio when the Advisor determines that the investment thesis driving the purchase of the company changes, the Advisor has a better investment idea, and/or its valuation no longer meets expectations.

Principal Risks of Investing in the Fund.

An investment in the International Small Company Fund is subject to investment risks, including the possible loss of some or all of the principal amount invested. There can be no assurance that the International Small Company Fund will be successful in meeting its investment objective. Generally, the International Small Company Fund will be subject to the following risks:

●	Market Risk: Market risk refers to the possibility that the value of equity securities held by the International Small Company Fund may decline due to daily fluctuations in the securities markets. Movements in the stock market may adversely affect the specific securities held by the International Small Company Fund on a daily basis, and, as a result, such movements may negatively affect the Small Company’s net asset value.

●	Investment Style Risk: The performance of the International Small Company Fund may be better or worse than the performance of stock funds that focus on other types of stocks or have a broader investment style.

●	Investment Advisor Risk: The Advisor’s ability to choose suitable investments has a significant impact on the ability of the International Small Company Fund to achieve its investment objectives.

●	Market Sector Risk: The percentage of the International Small Company Fund’s assets invested in various industries and sectors will vary from time to time depending on the Advisor’s perception of investment opportunities. Investments in particular industries or sectors may be more volatile than the overall stock market.

●	Equity Securities Risk: To the extent that the majority of the International Small Company Fund’s portfolio consists of common stocks, it is expected that the International Small Company Fund’s net asset value will be subject to greater price fluctuation than a portfolio containing mostly fixed income securities.

●	Small Companies Risk: Investing in the securities of small companies generally involves greater risk than investing in larger, more established companies. Although investing in securities of small companies offers potential above-average returns if the companies are successful, the risk exists that the companies will not succeed and the prices of the companies’ shares could significantly decline in value. The earnings and prospects of smaller companies are more volatile than larger companies, and smaller companies may experience higher failure rates than do larger companies. The trading volume of securities of smaller companies is normally less than that of larger companies and, therefore, may disproportionately affect their market price, tending to make prices fall more in response to selling pressure than is the case with larger companies. Smaller companies may also have limited markets, product lines, or financial resources, and may lack management experience.

●	Micro Companies Risk: Micro-company stocks may be very sensitive to changing economic conditions and market downturns because the issuers often have narrow markets for their products or services, fewer product lines, and more limited managerial and financial resources than larger issuers. The stocks of micro- companies may therefore be more volatile and the ability to sell them at a desirable time or price may be more limited.

●	Foreign Securities Risk: Foreign securities may involve investment risks different from those associated with domestic securities. Foreign markets may be less liquid, more volatile, and subject to less government supervision than domestic markets. There may also be difficulties enforcing contractual obligations, and it may take more time for trades to clear and settle. Adverse political and economic developments or changes in the value of foreign currency can make it difficult for the International Small Company Fund to sell its securities and could reduce the value of your shares. The International Small Company Fund may experience more rapid and extreme changes in value than a fund that invests exclusively in securities of U.S. companies due to, among other things: smaller markets; differing reporting, accounting, and auditing standards; nationalization, expropriation, or confiscatory taxation; foreign currency fluctuations, currency blockage, or replacement; sovereign solvency considerations; less liquid and more volatile exchanges and/or markets; or political changes or diplomatic developments.

13

●	Emerging Markets Securities Risk: Investments in the securities of developing or emerging markets may entail additional risks than investments in foreign securities, including: less social, political and economic stability; smaller securities markets and lower trading volume, which may result in less liquidity and greater price volatility; restrictions on investment opportunities, including restrictions on investments in issuers or industries, or expropriation or confiscation of assets or property; and less developed legal structures governing private or foreign investment.

Performance Information.

The bar chart and table shown below provide an indication of the risks of investing in the Investor Shares of the International Small Company Fund by showing changes in the International Small Company Fund’s performance from year to year and by showing how the International Small Company Fund’s average annual total returns compare to that of a broad-based securities market index, the MSCI ACWI ex-USA Index, and the MSCI ACWI-ex USA Small Cap Index and the Morningstar Foreign Small/Mid Growth Category, which are the International Small Company Fund’s secondary benchmark indexes. The International Small Company Fund’s past performance (before and after taxes) is not necessarily an indication of how the International Small Company Fund will perform in the future. Updated information on the International Small Company Fund’s results can be obtained by visiting:

https://www.browncapital.com/investmentstrategies/internationalsmallcompanyfundinv/.

Year-to-date return as of the most recent quarter ended June 30, 2024 was -0.18%.

Quarterly Returns During This Time Period

Highest return for a quarter	31.32%	Quarter ended June 30, 2020
Lowest return for a quarter	-19.55%	Quarter ended March 31, 2022

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Average Annual Total Returns Periods Ended December 31, 2023	Past 1 Year	Past 5 Years	Since Inception (September 30, 2015)
International Small Company Fund Before taxes After taxes on distributions After taxes on distributions and sale of shares	20.04% 20.04% 11.87%	11.12% 10.75% 8.84%	11.53% 11.15% 9.37%
MSCI All Country World ex-USA Index (reflects no deduction for fees, expenses, or taxes)[1]	16.21%	7.60%	6.82%
MSCI All Country World ex-USA Small Cap Index (reflects no deduction for fees, expenses, or taxes)	16.23%	8.36%	7.24%
Morningstar Foreign Small/Mid Growth Category	11.85%	6.41%	5.50%

[1]	In connection with newly adopted SEC regulations applicable to the Fund, the MSCI ACWI ex-USA Index is the Fund’s new broad-based securities market index. The Fund will continue to show performance for the Fund’s previous broad-based securities market index, the MSCI All Country World ex-USA Small Cap Index. The MSCI All Country World ex-USA Small Cap Index and the Morningstar Foreign Small/Mid Growth Category are each additional benchmark indexes.

After-tax returns are calculated using the historical highest marginal individual U.S. federal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown and are not applicable to investors who hold Fund shares through tax-deferred arrangements such as a 401(k) plan or an individual retirement account (IRA).

Management.

Investment Advisor. Brown Capital Management, LLC is the International Small Company Fund’s Investment Advisor.

Portfolio Managers. The International Small Company Fund is team-managed by Maurice L. Haywood, CFA (Managing Director and Senior Portfolio Manager of the Advisor), Duncan J. Evered (Managing Director and Senior Portfolio Manager of the Advisor), Niuzhuo (Zoey) Zuo (Managing Director and Senior Portfolio Manager of the Advisor), Kayode O. Aje, CFA (Managing Director and Senior Portfolio Manager of the Advisor), Kwame C. Webb, CFA (Managing Director and Senior Portfolio Manager of the Advisor), and Edward J. Zane (Managing Director and Senior Portfolio Manager of the Advisor). Messrs. Haywood and Evered have served as portfolio managers for the International Small Company Fund since its inception in September 2015. Ms. Zuo has served as portfolio manager for the International Small Company Fund since 2022; and Messrs. Aje, Webb and Zane have served as portfolio managers since July 2024.

For important information about purchase and sale of fund shares, tax information and financial intermediary compensation, please turn to the sections of this prospectus entitled “Purchase and Sale of Fund Shares,” “Tax Information,” and “Payments to Broker-Dealers and Other Financial Intermediaries” on page 16 of the prospectus.

15

THE BROWN CAPITAL MANAGEMENT SMALL COMPANY FUND

THE BROWN CAPITAL MANAGEMENT INTERNATIONAL ALL COMPANY FUND

THE BROWN CAPITAL MANAGEMENT INTERNATIONAL SMALL COMPANY FUND

Purchase and Sale of Fund Shares. Each Fund’s minimum initial investment for Investor Shares is $5,000 ($2,000 for IRA and Keogh Plans). Each Fund’s minimum subsequent investment is $500 ($100 under an automatic investment plan). Purchase and redemption orders by mail should be sent to the Brown Capital Management Mutual Funds (the “Trust”), specifying Fund name and share class, c/o Commonwealth Fund Services, Inc., 8730 Stony Point Parkway, Suite 205, Richmond, Virginia 23235. Redemption orders by facsimile should be transmitted to 1-804-330-5809. Please call the Funds at 1-877-892-4BCM (1-877-892-4226) to conduct telephone transactions or to receive wire instructions for bank wire orders. The Funds have also authorized certain broker-dealers to accept purchase or redemption orders on its behalf. Investors who wish to purchase or redeem Fund shares through a broker-dealer should contact the broker-dealer directly.

Tax Information. The Funds’ distributions are taxable, and will be taxed as ordinary income or capital gains, unless you are investing through a tax-deferred arrangement (in such arrangement taxes will be deferred until a later time), such as a 401(k) plan or an individual retirement account (IRA).

Payments to Broker-Dealers and Other Financial Intermediaries. If you purchase shares of the Funds through a broker-dealer or other financial intermediary (such as a bank), the Funds and their related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Funds over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

16

the funds

Investment ObjectiveS

The investment objective of The Brown Capital Management Small Company Fund, The Brown Capital Management International All Company Fund, and The Brown Capital Management International Small Company Fund is long-term capital appreciation. Current income is a secondary consideration in selecting portfolio investments for the equity funds. Each of the Funds is a diversified series of the Trust.

The Funds’ investment objectives will not be changed without shareholder approval.

Principal Investment Strategy

The Brown Capital Management Small Company Fund

Under normal market conditions, the Small Company Fund invests at least 80% of its net assets (plus any borrowings for investment purposes) in the equity securities of those companies with total operating revenues of $500 million or less at the time of the initial investment, (“small companies”) (the “80% Test”). This investment policy may be changed without shareholder approval upon at least 60 days’ prior written notice to the shareholders.

It is important to note that the Small Company Fund does NOT choose its portfolio companies based on a reference to market capitalization. Rather, the focus of the Small Company Fund is on the revenue produced by the issuer of the securities at the time of initial investment.

The Advisor’s investment program also includes the following:

Exceptional Companies – the Advisor believes exceptional companies save time, lives, money or headaches or provide an exceptional value proposition to consumers.  The Advisor’s commitment to organizations with these characteristics reflects a focus on, what they believe to be, high quality companies identifiable by a genuinely differentiated product or service. These characteristics serve as guidelines to help the Advisor reduce the number of eligible companies. Not every criterion must be satisfied to be considered as an investment idea.

Sourcing – ideas are identified in many places, personal reading, industry analysis, peer comparisons, observations of trends, quantitative screens, portfolio team sharing of ideas, and industry conferences among others.

Fundamental Analysis – principally includes financial statement analysis, conducting management interviews, analyzing the industry and analyzing competitors.

Valuation Analysis – is applied secondarily after determining the growth potential for a company. Valuation analysis helps determine if the current stock price is expensive, inexpensive or somewhere in between. The Advisor does not want to overpay more than necessary for the company, but reaches informed decisions within the framework of the investment program.

17

Principal Investment Strategy

The Brown Capital Management International All Company Fund

Under normal market conditions, the International All Company Fund invests substantially all of its assets in the equity securities of non-U.S. based companies.

It is important to note that the International All Company Fund does NOT choose its portfolio companies based on a reference to market capitalization. Rather, the focus of the International All Company Fund is on the revenue produced by the issuer of the securities at the time of initial investment.

The Advisor’s investment program also includes the following:

Exceptional Companies – the Advisor believes exceptional companies save time, lives, money or headaches or provide an exceptional value proposition to consumers.  The Advisor’s commitment to organizations with these characteristics reflects a focus on, what they believe to be, high quality companies identifiable by a genuinely differentiated product or service. These characteristics serve as guidelines to help the Advisor reduce the number of eligible companies. Not every criterion must be satisfied to be considered as an investment idea.

Sourcing – ideas are identified in many places, personal reading, industry analysis, peer comparisons, observations of trends, quantitative screens, portfolio team sharing of ideas, and industry conferences among others.

Fundamental Analysis – principally includes financial statement analysis, conducting management interviews, analyzing the industry and analyzing competitors.

Valuation Analysis – is applied secondarily after determining the growth potential for a company. Valuation analysis helps determine if the current stock price is expensive, inexpensive or somewhere in between. The Advisor does not want to overpay more than necessary for the company, but reaches informed decisions within the framework of the investment program.

Risk Analysis – since companies invested in the portfolio are domiciled outside of the U.S., additional risk analysis is performed that includes regulatory, accounting, industry, country, macroeconomic and currency.

Principal Investment Strategy

The Brown Capital Management International Small Company Fund

Under normal market conditions, the International Small Company Fund invests at least 80% of its net assets (plus any borrowings for investment purposes) in the equity securities of non-U.S. based companies with total operating revenues of $500 million or less at the time of the initial investment, (“small companies”) (the “80% Test”). This investment policy may be changed without shareholder approval upon at least 60 days’ prior written notice to the shareholders.

It is important to note that the International Small Company Fund does NOT choose its portfolio companies based on a reference to market capitalization. Rather, the focus of the International Small Company Fund is on the revenue produced by the issuer of the securities at the time of initial investment.

The Advisor’s investment program also includes the following:

Exceptional Companies – the Advisor believes exceptional companies save time, lives, money or headaches or provide an exceptional value proposition to consumers.  The Advisor’s commitment to organizations with these characteristics reflects a focus on, what they believe to be, high quality companies identifiable by a genuinely differentiated product or service. These characteristics serve as guidelines to help the Advisor reduce the number of eligible companies. Not every criterion must be satisfied to be considered as an investment idea.

18

Sourcing – ideas are identified in many places, personal reading, industry analysis, peer comparisons, observations of trends, quantitative screens, portfolio team sharing of ideas, and industry conferences among others.

Fundamental Analysis – principally includes financial statement analysis, conducting management interviews, analyzing the industry and analyzing competitors.

Valuation Analysis – is applied secondarily after determining the growth potential for a company. Valuation analysis helps determine if the current stock price is expensive, inexpensive or somewhere in between. The Advisor does not want to overpay more than necessary for the company, but reaches informed decisions within the framework of the investment program.

Risk Analysis – since companies invested in the portfolio are domiciled outside of the U.S., additional risk analysis is performed that includes regulatory, accounting, industry, country, macroeconomic and currency.

PRINCIPAL RISKS OF INVESTING IN THE FUNDS

An investment in the Funds is subject to investment risks, including the possible loss of the principal amount invested. There can be no assurance that the Funds will be successful in meeting their investment objectives. Generally the Funds will be subject to the following additional risks:

Market Risk. Market risk refers to the possibility that the value of equity securities held by the Funds may decline due to daily fluctuations in the securities markets. Stock prices change daily as a result of many factors, including developments affecting the condition of both individual companies and the market in general. The price of a stock may even be affected by factors unrelated to the value or condition of its issuer, such as changes in interest rates, national and international economic and/or political conditions, and general equity market conditions. In a declining stock market, stock prices for all companies (including those in the Funds’ portfolios) may decline, regardless of their long-term prospects. The Fund’s performance per share may change daily in response to such factors.

Investment Style Risk. Different types of securities tend to shift into and out of favor with stock market investors depending on market and economic conditions. The returns from the types of stocks purchased by the Funds may at times be better or worse than the returns from other types of stocks (e.g., large-cap, mid-cap, growth, value, etc.). Each type of stock tends to go through cycles of performing better or worse than the stock market in general. The performance of the Funds may thus be better or worse than the performance of stock funds that focus on other types of stocks or have a broader investment style.

Investment Advisor Risk. The Advisor’s ability to choose suitable investments has a significant impact on the ability of the Funds to achieve their investment objectives.

Market Sector Risk. The percentage of each Fund’s assets invested in various industries and sectors will vary from time to time depending on the Advisor’s perception of investment opportunities. Investments in particular industries or sectors may be more volatile than the overall stock market. Consequently, a higher percentage of holdings in a particular industry or sector may have the potential for a greater impact on each Fund’s performance.

Equity Securities Risk. To the extent that the majority of each Fund’s portfolio consists of common stocks, it is expected that each Fund’s net asset value will be subject to greater price fluctuation than a portfolio containing mostly fixed income securities.

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Fund Specific Risk Factors

Small Company Fund and International Small Company Fund

The Small Company Fund and International Small Company Fund are intended for aggressive investors seeking above-average gains and willing to accept the risks involved in investing in the securities of small companies.

Small Companies Risk. Investing in the securities of small companies generally involves greater risk than investing in larger, more established companies. This greater risk is, in part, attributable to the fact that the securities of small companies usually have more limited marketability and therefore, may be more volatile and less liquid than securities of larger, more established companies or the market averages in general. Because small companies normally have fewer shares outstanding than larger companies, it may be more difficult to buy or sell significant amounts of such shares without an unfavorable impact on prevailing prices. Another risk factor is that small companies often have limited product lines, markets, or financial resources and lack management depth, making them more susceptible to market pressures. Additionally, small companies are typically subject to greater changes in earnings and business prospects than are larger, more established companies and there typically is less publicly available information concerning small companies than for larger, more established companies.

Although investing in securities of small companies offers potential above-average returns if the companies are successful, the risk exists that the companies will not succeed and the prices of the companies’ shares could significantly decline in value. Therefore, an investment in the Small Company Fund may involve a greater degree of risk than an investment in other mutual funds that seek capital growth by investing in more established, larger companies.

Micro-Cap Companies Risk. Micro-cap stocks may be very sensitive to changing economic conditions and market downturns because the issuers often have narrow markets for their products or services, fewer product lines, and more limited managerial and financial resources than larger issuers. The stocks of micro-cap companies may therefore be more volatile and the ability to sell them at a desirable time or price may be more limited.

The securities of micro-cap companies may be more volatile in price, have wider spreads between their bid and ask prices, and have significantly lower trading volumes than the securities of larger capitalization companies. As a result, the purchase or sale of more than a limited number of shares of the securities of a smaller company may affect its market price. The Funds may need a considerable amount of time to purchase or sell its positions in these securities. Some U.S. micro-cap companies are followed by few, if any, securities analysts, and there tends to be less publicly available information about such companies. Their securities generally have even more limited trading volumes and are subject to even more abrupt or erratic market price movements than are small-cap and mid-cap securities, and the Funds may be able to deal with only a few market-makers when purchasing and selling micro-cap securities. Such companies also may have limited markets, financial resources or product lines, may lack management depth, and may be more vulnerable to adverse business or market developments. These conditions, which create greater opportunities to find securities trading well below the investment adviser’s estimate of the company’s current worth, also involve increased risk.

International All Company Fund and International Small Company Fund

Foreign Securities. The International All Company Fund and International Small Company Fund will invest primarily in equity securities of non-U.S. based companies that involve investment risks different from those associated with domestic securities. Foreign markets, particularly emerging markets, may be less liquid, more volatile, and subject to less government supervision than domestic markets. There may be difficulties enforcing contractual obligations, and it may take more time for trades to clear and settle. The specific risks of investing in foreign securities, among others, include:

●	Emerging Market Risk: The International All Company Fund and International Small Company Fund may invest a portion of their assets in countries with less developed securities markets. With regard to the International All Company Fund, no more than 15% of its portfolio at cost will be invested in emerging markets securities. There are typically greater risks involved in investing in emerging markets securities. Generally, economic structures in these countries are less diverse and mature than those in developed countries and their political systems tend to be less stable. Investments in emerging markets countries may be affected by national policies that restrict foreign investment in certain issuers or industries. The potentially smaller size of their securities markets and lower trading volumes can make investments relatively illiquid and potentially more volatile than investments in developed countries, and such securities may be subject to abrupt and severe price declines. As a result, the Funds, when investing in emerging markets countries, may be required to establish special custody or other arrangements before investing.

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●	Currency Risk: Currency risk is the chance that changes in currency exchange rates will negatively affect securities denominated in, and/or receiving revenues in, foreign currencies. Adverse changes in currency exchange rates (relative to the U.S. dollar) may erode or reverse any potential gains from a portfolio’s investment in securities denominated in a foreign currency or may widen existing losses.

●	Political/Economic Risk: Changes in economic and tax policies, high inflation rates, government instability, war or other political or economic actions or factors may have an adverse effect on the Funds’ foreign investments.

●	Regulatory Risk: Less information may be available about foreign companies. In general, many foreign companies are not subject to uniform accounting, auditing, and financial reporting standards or to other regulatory practices and requirements as are U.S. companies.

●	Transaction Costs Risk: The costs of buying and selling foreign securities, including tax, brokerage, and custody costs, generally are higher than those involving domestic transactions.

Other Investment Policies and risks

As a temporary defensive measure in response to adverse market, economic, political, or other conditions, the Advisor may from time to time, determine that market conditions warrant investing in investment-grade bonds, U.S. government securities, repurchase agreements, money market instruments and cash. Under such circumstances, the Advisor may invest up to 100% of a Fund’s assets in these investments. From time to time, the Funds may take these temporary defensive measures that are inconsistent with their respective principal investment strategies. As a result of engaging in these temporary measures, the Funds may not achieve their respective investment objectives.

Since investment companies investing in other investment companies pay management fees and other expenses relating to those investment companies, shareholders of the Fund would indirectly pay both the Fund’s expenses and the expenses relating to those other investment companies with respect to the Fund’s assets invested in such investment companies. The International All Company Fund may also invest in securities of any kind including securities traded primarily in U.S. markets, in addition to the short-term investments listed above, as a temporary defensive measure. Under normal circumstances, however, each Fund may also hold money market or repurchase agreement instruments for funds awaiting investment to accumulate cash for anticipated purchases of portfolio securities, to allow for shareholder redemptions, and to provide for fund operating expenses. An investment in one of the Funds should not be considered a complete investment program. Whether one of the Funds is an appropriate investment for an investor will depend largely on his/her financial resources and individual investment goals and objectives. Investors who engage in short-term trading and/or other speculative strategies and styles likely will not find the Funds to be an appropriate investment vehicle if they want to invest in the Funds for a short period of time.

Disclosure of Portfolio Holdings

The Funds may, from time to time, make available portfolio holdings information at the following website, www.browncapital.com, including the complete portfolio holdings on a quarterly basis. This information is generally posted to the website within three business days of the end of each calendar quarter and remains available until new information for the next calendar quarter is posted. A description of the Funds’ policies and procedures with respect to the disclosure of the Funds’ portfolio securities is available in the Funds’ Statement of Additional Information (“SAI”).

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DISTRIBUTION PLAN

Each of the Funds has adopted a Distribution Plan in accordance with Rule 12b-1 under the 1940 Act for Investor Shares of the Fund. Pursuant to the Distribution Plan, the Funds compensate the Distributor for services rendered and expenses borne in connection with activities primarily intended to result in the sale of each Fund’s shares (this compensation is commonly referred to as “12b-1 fees”). The Distribution Plan provides that the Funds will pay the annual rate of up to 0.25% (for the International All Company Fund and the International Small Company Fund) and 0.20% (for the Small Company Fund) of the average daily net assets of each Fund’s Investor Shares for activities primarily intended to result in the sale of those shares. These activities include reimbursement to entities for providing distribution and shareholder servicing with respect to each Fund’s shares. Because the 12b-1 fees are paid out of the Funds’ assets on an on an on-going basis, these fees, over time, will increase the cost of your investment and may cost you more than paying other types of sales charges.

Management of the Funds

THE INVESTMENT ADVISOR

The Funds’ investment advisor is Brown Capital Management, LLC, 1201 North Calvert Street, Baltimore, Maryland 21202. The Advisor serves in that capacity pursuant to advisory contracts with the Trust on behalf of the Funds. The Advisor is registered as an investment advisor with the Securities and Exchange Commission (“SEC”) under the Investment Advisers Act of 1940, as amended. Subject to the authority of Trustees, the Advisor provides guidance and policy direction in connection with its daily management of the Funds’ assets. The Advisor manages the investment and reinvestment of the Funds’ assets. The Advisor is also responsible for the selection of broker-dealers through which the Funds execute portfolio transactions, subject to the brokerage policies established by the Trustees, and it provides certain executive personnel to the Funds.

The Advisor is a wholly-owned subsidiary of Brown Capital Management, Inc. The Advisor was originally organized as a Maryland corporation in 1983 and converted to a Maryland limited liability company in 2011. In 2016, the principals of the Advisor put in place an employee stock option plan (“ESOP”) pursuant to which the interest of the Advisor were transferred from the principal owners of the Advisor to the ESOP.

The Advisor has been managing each of the Funds since their inception and has been providing investment advice to investment companies, individuals, corporations, pension and profit sharing plans, endowments, and other business and private accounts since the firm was founded in 1983. As of March 31, 2024, the Advisor had approximately $9.5 billion in assets under management.

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The Funds will be managed primarily by a portfolio management team consisting of the following:

Fund	Portfolio Manager	Work Experience

Small Company Fund	Management Team

The Fund is team managed. Keith A. Lee is Chief Executive Officer and Senior Portfolio Manager and has been a portfolio manager of the Advisor since 1991. Mr. Lee works with Kempton M. Ingersol, Damien L. Davis, CFA, Daman C. Blakeney, Chaitanya Yaramada, CFA, and Fujun Wu, CFA in the management of the Fund. Mr. Ingersol, Managing Director and Senior Portfolio Manager, joined the Advisor in 1999, but assumed his current role in 2000. From 1999 through 2000, Mr. Ingersol served as Brown Capital Management’s Marketing Director in the Texas Region. Prior to that, he was an Investment Banker at Dain Rauscher Incorporated and Grigsby Brandford & Company from 1997 to 1999 and 1994 to 1997, respectively. Mr. Davis, Chief Investment Officer, Managing Director and Senior Portfolio Manager, joined the Advisor in 2003 as a research analyst apprentice and left in 2008 to attend business school. He returned to the Advisor in 2010 as a research analyst, became a portfolio manager in 2013 and assumed his current role in 2014. Mr. Blakeney, Managing Director and Senior Portfolio Manager, joined the Advisor in 2008 and became a Senior Portfolio Manager in 2009. Prior to this, Mr. Blakeney was an Equity Analyst at Voyageur Asset Management, Inc., from 2005 to 2008 and an Equity Research Analyst at Victory Capital Management Inc. from 1999 to 2005. Ms. Yaramada, Managing Director and Senior Portfolio Manager, joined the Advisor in 2019. Prior to arriving at the firm, she spent nearly 10 years at Baird, starting as an associate in equity research and then serving as a technology analyst in Equity Asset Management. She earned a Bachelor of Engineering from the University of Auckland and an MBA from the University of Chicago. She is a CFA charterholder. Ms. Wu, Managing Director and Senior Portfolio Manager joined the Advisor in October 2023.  Prior to joining the Advisor, Ms. Wu held generalist portfolio manager or analyst positions at Jackson Square Partners, Aberdeen Standard Investments and Goldman Sachs Asset Management. She earned a B.S. from Pennsylvania State University in chemical Engineering and Computer Science and an MBA at the University of Pennsylvania’s Wharton School of Business. She is a CFA charterholder.

International All Company Fund	Management Team

The Fund is team managed by Maurice L. Haywood, CFA, Duncan J. Evered and Ziuzhuo (Zoey) Zuo, Kayode O. Aje, CFA, Kwame C. Webb, CFA and Edward J. Zane. Mr. Haywood, Managing Director and Senior Portfolio Manager, joined the Advisor in 2000. Mr. Haywood was originally a portfolio manager on the Mid Company Team and transitioned over time into his current role on the International Team. Prior to this, Mr. Haywood was a Partner and Investment Analyst at Holland Capital Management from 1993 to 2000. From 1987 to 1993, Mr. Haywood was an Assistant Vice President at First National Bank of Chicago. Mr. Evered, Managing Director and Senior Portfolio Manager, joined the Advisor in 2011. Prior to joining the Advisor, Mr. Evered worked for American Express Financial Advisors and Emerging Growth Partners for twelve years and nine years, respectively. Ms. Zuo, Managing Director and Senior Portfolio Manager, joined the Advisor in 2022. Prior to joining the Advisor, she was portfolio manager and senior analyst with Ivy Investments since 2014. Mr. Aje, Managing Director and Senior Portfolio Manager, joined the Advisor in 2016, but assumed his current role in 2018. Prior to joining the Advisor, he was a global equity research analyst at Chevy Chase Trust from 2014 to 2016, senior analyst/portfolio manager at Legg Mason Capital Management from 2005 to 2013, and an account officer in JPMorgan Chase’s Private Banking Division from 2002 to 2003. Mr. Webb, Managing Director and Senior Portfolio Manager, joined the Advisor in 2017, but assumed his current role in 2018. Prior to joining the Advisor, he was a senior equity analyst at Morningstar, Inc. from 2013 to 2017 and an investment analyst and Vice President at T. Rowe Price Group, Inc. from 2004 to 2011. Edward J. Zane, Managing Director and Senior Portfolio Manager, joined the Advisor in 2022. Prior to joining the Advisor, he was portfolio manager and senior analyst with Gardner Lewis Asset Management from 2017 to 2021 and portfolio manager and portfolio manager and analyst at Kalmar Investments from 2015-2017.

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Fund	Portfolio Manager	Work Experience
International Small Company Fund	Management Team

The Fund is team managed by Maurice L. Haywood, CFA, Duncan J. Evered, Niuzhuo (Zoey) Zuo, Kayode O. Aje, CFA, Kwame C. Webb, CFA and Edward J. Zane. Mr. Haywood, Managing Director and Senior Portfolio Manager, joined the Advisor in 2000. Mr. Haywood was originally a portfolio manager on the Mid Company Team and transitioned over time into his current role on the International Team. Prior to this, Mr. Haywood was a Partner and Investment Analyst at Holland Capital Management from 1993 to 2000. From 1987 to 1993, Mr. Haywood was an Assistant Vice President at First National Bank of Chicago. Mr. Evered, Managing Director and Senior Portfolio Manager, joined the Advisor in 2011. Prior to joining the Advisor, Mr. Evered worked for American Express Financial Advisors and Emerging Growth Partners for twelve years and nine years, respectively. Ms. Zuo, Managing Director and Senior Portfolio Manager, joined the Advisor in 2022. Prior to joining the Advisor, she was portfolio manager and senior analyst with Ivy Investments since 2014. Mr. Aje, Managing Director and Senior Portfolio Manager, joined the Advisor in 2016, but assumed his current role in 2018. Prior to joining the Advisor, he was a global equity research analyst at Chevy Chase Trust from 2014 to 2016, senior analyst/portfolio manager at Legg Mason Capital Management from 2005 to 2013, and an account officer in JPMorgan Chase’s Private Banking Division from 2002 to 2003. Mr. Webb, Managing Director and Senior Portfolio Manager, joined the Advisor in 2017, but assumed his current role in 2018. Prior to joining the Advisor, he was a senior equity analyst at Morningstar, Inc. from 2013 to 2017 and an investment analyst and Vice President at T. Rowe Price Group, Inc. from 2004 to 2011. Edward J. Zane, Managing Director and Senior Portfolio Manager, joined the Advisor in 2022. Prior to joining the Advisor, he was portfolio manager and senior analyst with Gardner Lewis Asset Management from 2017 to 2021 and portfolio manager and portfolio manager and analyst at Kalmar Investments from 2015-2017.

The Funds’ SAI provides additional information about the portfolio managers, their compensation, other accounts managed by the portfolio managers, and the portfolio managers’ ownership of securities in the Funds.

The Advisor’s Compensation. As full compensation for the investment advisory services provided to the Funds, the Advisor receives monthly compensation based on each of the Funds’ average daily net assets at the annual rate of:

Small Company Fund:

1.00% on all assets

International All Company Fund:

0.90% of the first $100 million

0.75% on all assets over $100 million

International Small Company Fund:

1.00% on all assets

The amount of compensation received as a percentage of average net assets of each of the Funds during the last fiscal year ended March 31, 2024 was as follows:

Fees Paid to the Advisor
Fund	as a Percentage of Assets

Small Company Fund	1.00%
International All Company Fund	0.26%
International Small Company Fund	1.00%

Disclosure Regarding Approval of the Advisory Contracts. A discussion regarding the Trustees’ basis for approving the renewal of the advisory contracts on behalf of the Small Company Fund, the International All Company Fund, and the International Small Company Fund is available in the Funds’ Annual Report to shareholders for the fiscal year ended March 31, 2024. You may obtain a copy of these Reports, free of charge, upon request to the Funds.

Expense Limitation Agreements. In the interest of limiting expenses of the Funds, the Advisor has entered into expense limitation agreements with the Trust, with respect to each of the Funds (“Expense Limitation Agreements”), pursuant to which the Advisor has agreed to waive or limit its fees and to assume other expenses so that the total annual operating expenses of the Funds (other than interest, taxes, brokerage commissions, acquired fund fees and expenses, other expenditures which are capitalized in accordance with generally accepted accounting principles, other extraordinary expenses not incurred in the ordinary course of each Fund’s business, and amounts, if any, payable under a Rule 12b-1 distribution plan) are limited to 1.25% of the average daily net assets of the Small Company Fund; 1.00% of the average daily net assets of the International All Company Fund; and 1.15% of the average daily net assets of the International Small Company Fund for the period ending July 31, 2025. It is expected that the Expense Limitation Agreements will continue from year-to-year thereafter, provided such continuance is specifically approved by a majority of the Trustees who (i) are not “interested persons” of the Trust or any other party to the Expense Limitation Agreements, as such term is defined in the Investment Company Act of 1940, as amended (“1940 Act”), and (ii) have no direct or indirect financial interest in the operation of the Expense Limitation Agreements.

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Each of the Funds may reimburse the Advisor the management fees waived or limited and other expenses assumed and paid by the Advisor pursuant to the Expense Limitation Agreements during any of the previous three (3) years, provided that the particular fund has reached a sufficient asset size to permit such reimbursement to be made without causing the total annual expense ratio of the particular fund to exceed the lesser of the percentage limits in place at the time of the waiver and/or reimbursement or current waiver and/or reimbursement arrangement. Consequently, no reimbursement by any of the Funds will be made unless: (i) the particular fund’s assets exceed $20 million for the Small Company Fund, the International All Company Fund, and the International Small Company Fund; (ii) the particular fund’s total annual expense ratio is less than the percentage described above; and (iii) the payment of such reimbursement has been approved by the Trustees on a quarterly basis.

Brokerage Practices. In selecting brokers and dealers to execute portfolio transactions, the Advisor may consider research and brokerage services furnished to the Advisor or its affiliates. The Advisor may not consider sales of shares of the Funds as a factor in the selection of brokers and dealers, but may place portfolio transactions with brokers and dealers that promote or sell the Funds’ shares so long as such transactions are done in accordance with the policies and procedures established by the Trustees that are designed to ensure that the selection is based on the quality of execution and not on sales efforts. When placing portfolio transactions with a broker or dealer, the Advisor may aggregate securities to be sold or purchased for the Funds with those to be sold or purchased for other advisory accounts managed by the Advisor. In aggregating such securities, the Advisor will average the transaction as to price and will allocate available investments in a manner that the Advisor believes to be fair and reasonable to the Funds and such other advisory accounts. An aggregated order will generally be allocated on a pro rata basis among all participating accounts, based on the relative dollar values of the participating accounts, or using any other method deemed to be fair and reasonable to the Funds and the participating accounts, with any exceptions to such methods involving the Trust being reported by the Advisor to the Trustees.

The 1940 Act generally prohibits the Funds from engaging in principal securities transactions with an affiliate of the Advisor. Thus, the Funds do not engage in principal transactions with any affiliate of the Advisor. The Funds have adopted procedures, under Rule 17e-1 under the 1940 Act, that are reasonably designed to provide that any brokerage commission that the Funds pay to an affiliate of the Advisor does not exceed the industry’s customary brokerage commission for similar transactions. In addition, the Funds will adhere to Section 11(a) of the Securities Exchange Act of 1934 and any applicable rules thereunder governing floor trading.

Payments to Financial Intermediaries. The Advisor or the Distributor may make cash payments to financial intermediaries in connection with the promotion and sale of shares of the Funds. Cash payments may include cash revenue sharing payments and other payments for certain administrative services, transaction processing services, and certain other marketing support services. The Advisor may make these payments from its own resources. In this context, the term “financial intermediaries” includes any broker, dealer, bank (including bank trust departments), registered investment advisor, financial planner, retirement plan administrator, and any other financial intermediary having a selling, administration, or similar agreement with the Advisor or the Distributor.

The Advisor may make revenue sharing payments as incentives to certain financial intermediaries to promote and sell shares of the Funds. The benefits that the Advisor receives when these payments are made include, among other things, placing the Funds on the financial intermediaries funds sales system, possibly placing the Funds on the financial intermediary’s preferred or recommended fund list, and access (in some cases on a preferential basis over other competitors) to individual members of the financial intermediary’s sales force or to the financial intermediary’s management. Revenue sharing payments are sometimes referred to as “shelf space” payments because the payments compensate the financial intermediary for including the Funds in its fund sales system (on its “sales shelf”). The Advisor compensates financial intermediaries differently depending typically on the level and/or type of considerations provided by the financial intermediary. The revenue sharing payments that the Advisor makes may be calculated on the average daily net assets of the applicable funds attributable to that particular financial intermediary (Asset-Based Payments). Asset-Based Payments primarily create incentives to retain previously sold shares of the Funds in investor accounts. The revenue sharing payments the Advisor may make may be also calculated on sales of new shares in the Funds attributable to a particular financial intermediary (Sales-Based Payments). Sales-Based Payments may create incentives for the financial intermediary to, among other things, sell more shares of a particular fund or to switch investments between funds frequently.

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The Advisor also may make other payments to certain financial intermediaries for processing certain transactions or account maintenance activities (such as processing purchases, redemptions, or exchanges or producing customer account statements) or for providing certain other marketing support services (such as financial assistance for conferences, seminars, or sales or training programs at which the Advisor’s personnel may make presentations on the Funds to the financial intermediary’s sales force). Financial intermediaries may earn profits on these payments for these services, since the amount of the payment may exceed the cost of providing the service. Certain of these payments are subject to limitations under applicable law.

The Advisor is motivated to make the payments described above since they promote the sale of Funds shares and the retention of those investments by clients of financial intermediaries. Although it is expected that an increase in the Funds’ assets would benefit shareholders by reducing the expense ratios, there can be no assurance that such benefit will be realized. To the extent financial intermediaries sell more shares of Funds or retain shares of the Funds in their clients’ accounts, the Advisor benefits from the incremental management fees paid to the Advisor by the Funds with respect to those assets. In certain cases, these payments could be significant to the financial intermediary. Your financial intermediary may charge you additional fees or commissions other than those disclosed in this prospectus. You can ask your financial intermediary about any payments it receives from the Advisor or the Funds, as well as about fees and/or commissions it charges.

THE ADMINISTRATOR AND TRANSFER AGENT

Commonwealth Fund Services, Inc. (“Administrator”) acts as the Funds’ administrator, transfer agent and dividend disbursing agent. In the performance of its administrative responsibilities to the Funds, the Administrator coordinates the services of vendors to the Funds, and provides the Funds with certain administrative and fund accounting services. The Administrator is affiliated with the Advisor.

The distributor

ALPS Distributors, Inc. (“Distributor”) is the principal underwriter and distributor of the Funds’ shares and serves as the Funds’ exclusive agent for the distribution of the Funds’ shares. The Distributor may sell the Funds’ shares to or through qualified securities dealers or others.

additional information on expenses

In addition to the investment advisory fees, the Funds pay all expenses not assumed by the Advisor, including, without limitation: the fees and expenses of their independent registered public accounting firm and legal counsel; the costs of printing and mailing to shareholders annual and semi-annual reports, proxy statements, prospectuses, statements of additional information, and supplements thereto; the costs of printing registration statements; bank transaction charges and custodian’s fees; any proxy solicitors’ fees and expenses; filing fees; any federal, state, or local income or other taxes; any interest; any membership fees of the Investment Company Institute and similar organizations; fidelity bond and Trustees’ liability insurance premiums; and any extraordinary expenses, such as indemnification payments or damages awarded in litigation or settlements made. All general Trust expenses are allocated among and charged to the assets of each separate series of the Trust, such as each Fund, on a basis that the Trustees deem fair and equitable, which may be on the basis of relative net assets of each series or the nature of the services performed and relative applicability to each series.

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INVESTING IN THE FUNDS

MINIMUM INVESTMENT

The Funds’ Shares are sold and redeemed at net asset value. The minimum initial investment for Investor Shares is $5,000 ($2,000 for IRA and Keogh Plans) and the minimum additional investment is $500 ($100 for those participating in an automatic investment plan). Each of the Funds may, in the Advisor’s sole discretion, accept certain accounts with less than the minimum investment.

Purchase and redemption price

Determining a Fund’s Net Asset Value. The price at which shares are purchased and redeemed is based on the next calculation of a Fund’s net asset value after an order is received in Good Form. An order is considered to be in Good Form if it includes the receipt by the Transfer Agent of completed account information and documentation related to a purchase or redemption request, and if applicable, payment in full of the purchase amount. Each Fund’s net asset value per share is calculated by dividing the value of the particular fund’s total assets, less liabilities (including that fund’s expenses, which are accrued daily), by the total number of outstanding shares of that fund. To the extent that any of the Funds hold portfolio securities that are primarily listed on foreign exchanges that trade on weekends or other days when the Funds do not price their shares (e.g. the International All Company Fund), the net asset values of the Funds’ shares may change on days when shareholders will not be able to purchase or redeem the Funds’ shares. The net asset value per share of each of the Funds is normally determined at the time regular trading closes on the New York Stock Exchange (“NYSE”), currently 4:00 p.m. Eastern time, Monday through Friday, except when the NYSE closes earlier. The Fund does not calculate net asset value on business holidays when the NYSE is closed.

The pricing and valuation of portfolio securities is determined in good faith in accordance with procedures established by, and under the direction of, the Trustees. In determining the value of the Funds’ total assets, portfolio securities are generally valued at their market value by quotations from the primary market in which they are traded. Foreign securities listed on foreign exchanges are valued based on quotations from the primary market in which they are traded and are translated from the local currency into U.S. dollars using current exchange rates. Instruments with maturities of 60 days or less are valued at amortized cost, which approximates market value. The Funds normally use third party pricing services to obtain market quotations. Securities and assets for which representative market quotations are not readily available or which cannot be accurately valued using the Funds’ normal pricing procedures are valued at fair value as determined in good faith under policies approved by the Trustees. Fair value pricing may be used, for example, in situations where (i) a portfolio security, such as a small-cap stock, mid-cap stock, or foreign security, is so thinly traded that there have been no transactions for that stock over an extended period of time or the validity of a market quotation received is questionable; (ii) an event occurs after the close of the exchange on which a portfolio security is principally traded that is likely to have changed the value of the portfolio security prior to a Fund’s net asset value calculation; (iii) the exchange on which the portfolio security is principally traded closes early; or (iv) trading of the particular portfolio security is halted during the day and does not resume prior to a Fund’s net asset value calculation. The Advisor has been appointed by the Trustees as the valuation designee (“Valuation Designee”) to be responsible for all fair valuations for the Funds The Funds’ policies regarding fair value pricing are intended to result in a calculation of the Funds’ net asset value that fairly reflects portfolio security values as of the time of pricing, so long as the Valuation Designee believes that these reflect fair value at the time the NAV is determined. The Funds may use pricing services to help determine fair value. When pricing securities using the fair value guidelines established by the Board of Trustees, the Trust seeks to assign the value that represents the amount that a Fund might reasonably expect to receive upon a current sale of the securities.

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A portfolio security’s “fair value” price may differ from the price next available for that portfolio security using the Fund’s normal pricing procedures, and the fair value price may differ substantially from the price at which the security may ultimately be traded or sold. If such fair value price differs from the price that would have been determined using the Fund’s normal pricing procedures, a shareholder may receive more or less proceeds or shares from redemptions or purchases of Fund shares, respectively, than a shareholder would have otherwise received if the security were priced using the Fund’s normal pricing procedures. The performance of the Fund may also be affected if a portfolio security’s fair value price were to differ from the security’s price using the Fund’s normal pricing procedures. Discrepancies between fair values and actual market prices may occur on a regular and recurring basis. These discrepancies do not necessarily indicate that the fair value methodology is inappropriate. The Valuation Designee will adjust the fair values assigned to securities in the portfolio, to the extent necessary, as soon as market prices become available. The Valuation Designee continually monitors and evaluates the appropriateness of its fair value methodologies through systematic comparisons of fair values to the actual next available market prices of securities contained in a Fund’s portfolio.

To the extent the Fund invests in other open-end investment companies that are registered under the 1940 Act, the Fund’s net asset value calculations are based upon the net asset value reported by such registered open-end investment companies, and the prospectuses for these companies explain the circumstances under which they will use fair value pricing and the effects of using fair value pricing.

Other Matters. Purchases and redemptions of shares of the same class by the same shareholder on the same day will be netted for each of the Funds.

 The Funds typically expect to satisfy redemption requests with cash holdings or cash equivalents, and they expect to use cash holdings or cash equivalents on a regular basis for this purpose. To the extent cash holdings or cash equivalents are not available to satisfy redemption requests, a Fund may elect to satisfy its redemption requests by selling portfolio assets to raise cash sufficient to satisfy such redemption requests. The Funds generally expect to pay out proceeds from a redemption order to a redeeming shareholder on the next business day following the receipt of such a redemption order.  In addition, if determined to be appropriate, a Fund may satisfy redemption requests, in whole or in part, by effecting an in-kind redemption with portfolio securities to the extent such in-kind redemption is consistent with the Fund’s policies and procedures.

Purchasing Shares

You can make purchases directly from the Funds by mail or bank wire. The Funds have also authorized one or more brokers to receive purchase and redemption orders on their behalf and such brokers are authorized to designate other financial intermediaries to receive orders on behalf of the Funds. Such orders will be deemed to have been received by the Funds when an authorized broker or broker-authorized designee receives the order, subject to the order being in good form. The orders will be priced at the Fund’s net asset value next computed after the orders are received by the authorized broker or broker-authorized designee. Investors may also be charged a fee by a broker or agent if shares are purchased through a broker or agent.

The Funds reserve the right to (i) refuse any request to purchase shares of the Funds for any reason, and (ii) suspend their offering of shares at any time.

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Regular Mail Orders. Payment for shares must be made by check from a U.S. financial institution and payable in U.S. dollars. Cashier’s checks, third party checks, money orders, credit card convenience checks, cash or equivalents or payments in foreign currencies are not acceptable forms of payment. If checks are returned due to insufficient funds or other reasons, your purchase will be canceled. You will also be responsible for any losses or expenses incurred by the particular Fund(s), Administrator, and Transfer Agent. The particular Fund(s) will charge a $35 fee and may redeem shares of that fund already owned by the purchaser or shares of another identically registered account in another series of the Trust to recover any such loss. For regular mail orders, please complete a Fund Shares Application and mail it, along with your check made payable to the applicable fund, to:

Brown Capital Management Mutual Funds

[Name of Fund and Share Class]

c/o Commonwealth Fund Services, Inc.

8730 Stony Point Parkway, Suite 205

Richmond, Virginia 23235

Please remember to add a reference to the applicable Fund and share class on your check to ensure proper credit to your account. The application must contain your Social Security Number (“SSN”) or Taxpayer Identification Number (“TIN”). If you have applied for a SSN or TIN at the time of completing your account application but you have not received your number, please indicate this on the application and include a copy of the form applying for the SSN or TIN. Taxes are not withheld from distributions to U.S. investors if certain Internal Revenue Service (“IRS”) requirements regarding the SSN or TIN are met and we have not been notified by the IRS that the particular U.S. investor is subject to back-up withholding.

By sending your check to the Funds, please be aware that you are authorizing the Funds to make a one-time electronic debit from your account at the financial institution indicated on your check. Your bank account will be debited as early as the same day the Funds receive your payment in the amount of your check. Your original check will be destroyed once processed, and you will not receive your cancelled check back. If the Funds cannot post the transaction electronically, you authorize the Funds to present an image copy of your check for payment.

Bank Wire Orders. Purchases may also be made through bank wire transfers from your financial institution. To establish a new account or add to an existing account by wire, please call the Funds at 1-877-892-4BCM (1-877-892-4226) for wire instructions and to advise the Funds of the investment, dollar amount, and account identification number.

Additional Investments. You may also add to your account by mail or wire at any time by purchasing shares at the then current public offering price. The minimum additional investment is $500. Before adding funds by bank wire, please call the Funds at 1-877-892-4BCM (1-877-892-4226) for wire instructions and to advise the Funds of the investment, dollar amount, and account identification number. Mail orders should include, if possible, the “Invest by Mail” stub that is attached to your confirmation statement. Otherwise, please identify your account in a letter accompanying your purchase payment.

Automatic Investment Plan. The automatic investment plan enables shareholders to make regular monthly or quarterly investments in shares through automatic charges to their checking account. With shareholder authorization and bank approval, the particular fund will automatically charge the checking account for the amount specified ($100 minimum), which will be automatically invested in shares at the public offering price on or about the 21st day of the month. The shareholder may change the amount of the investment or discontinue the plan at any time by writing the Funds.

Exchange Feature. You may exchange shares of any of the Funds for shares of the same class of any other series of the Trust advised by the Advisor and offered for sale in the state in which you reside so long as you meet the minimum shareholder eligibility requirement for the class into which you wish to exchange. Exchanges from one class of a Fund into the same class of the Small Company Fund, however, will not be permitted unless you have previously established an account to invest in the Small Company Fund. Any such exchange will be made at the applicable net asset value plus the percentage difference between the sales charge applicable to those shares and any sales charge previously paid by you in connection with the shares being exchanged. Investor Shares may only be exchange for Investor Shares. Prior to making an investment decision or giving us your instructions to exchange shares, please read the prospectus for the series in which you wish to invest.

The Trustees reserve the right to suspend, terminate, or amend the terms of the exchange privilege upon prior written notice to the shareholders.

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Stock Certificates. The Funds do not issue stock certificates. Evidence of ownership of shares is provided through entry in the Funds’ share registry. Investors will receive periodic account statements (and, where applicable, purchase confirmations) that will show the number of shares owned.

Important Information about Procedures for Opening a New Account. Under the Uniting and Strengthening America by Providing Appropriate Tools Required to Intercept and Obstruct Terrorism Act of 2001 (USA PATRIOT Act of 2001), the Funds are required to obtain, verify, and record information to enable the Funds to form a reasonable belief as to the identity of each customer who opens an account. Consequently, when an investor opens an account, the Funds will ask for the investor’s name, street address, date of birth (for an individual), social security or other tax identification number (or proof that the investor has filed for such a number), and other information that will allow the Funds to identify the investor. The Funds may also ask to see the investor’s driver’s license or other identifying documents. An investor’s account application will not be considered “complete” and, therefore, an account will not be opened and the investor’s money will not be invested until the Funds receive this required information. If after opening the investor’s account the Funds are unable to verify the investor’s identity after having used reasonable efforts, as determined by the Funds in their sole discretion, the Funds may (i) restrict further investments until the investor’s identity is verified; and (ii) close the investor’s account without notice and return the investor’s redemption proceeds to the investor. If the Funds close an investor’s account because the Funds were unable to verify the investor’s identity, the Funds will value the account in accordance with the Funds’ next net asset value calculated after the investor’s account is closed. In that case, the investor’s redemption proceeds may be worth more or less than the investor’s original investment. The Funds will not be responsible for any losses incurred due to the Funds’ inability to verify the identity of any investor opening an account.

Effective May 11, 2018, if you are opening an account in the name of a legal entity (e.g., a partnership, business trust, limited liability company, corporation, etc.), you may be required to supply the identity of the beneficial owner or controlling person(s) of the legal entity prior to the opening of your account. The Fund may request additional information about you (which may include certain documents, such as articles of incorporation for companies) to help the Transfer Agent verify your identity.

Share Class Alternatives. The Funds offer investors two different classes of shares through different prospectuses. The different classes of shares represent investments in the same portfolio of securities, but the classes are subject to different expenses and may have different share prices and minimum investment requirements. When you buy shares be sure to specify the class of shares in which you choose to invest. Because each share class has a different combination of sales charges, expenses and other features, you should consult your financial adviser to determine which class best meets your financial objectives.

REDEEMING YOUR SHARES

Regular Mail Redemptions. Regular mail redemption requests should be addressed to:

Brown Capital Management Mutual Funds

[Name of Fund and Share Class]

c/o Commonwealth Fund Services, Inc.

8730 Stony Point Parkway, Suite 205

Richmond, Virginia 23235

Regular mail redemption requests should include the following:

(1)	Your letter of instruction specifying the applicable fund and share class, account number, and number of shares or the dollar amount to be redeemed (these requests must be signed by all registered shareholders in the exact names in which they are registered);

(2)	Any required Medallion Signature Guarantees (see “Medallion Signature Guarantees” below); and

(3)	Other supporting legal documents, if required in the case of estates, trusts, guardianships, custodianships, corporations, partnerships, pension or profit sharing plans, and other organizations.

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Your redemption proceeds normally will be sent to you within seven (7) days after receipt of your redemption request. The Funds may delay forwarding a redemption check for recently purchased shares while it determines whether the purchase payment will be honored. Such delay (which may take up to fifteen (15) days from the date of purchase) may be reduced or avoided if the purchase is made by wire transfer. In all cases, the net asset value next determined after receipt of the request for redemption will be used in processing the redemption request.

Telephone and Bank Wire Redemptions. Unless you decline the telephone transaction privileges on your account application, you may redeem shares of the Funds by telephone. You may also redeem shares by bank wire under certain limited conditions. The Funds will redeem shares in this manner when so requested by the shareholder only if the shareholder confirms redemption instructions in writing.

Each of the Funds may rely upon confirmation of redemption requests transmitted via facsimile (1-866-205-1499). The confirmation instructions must include the following:

(1)	Designation of Share Class and name of fund (Small Company Fund, International All Company Fund, or International Small Company Fund),

(2)	Shareholder(s) name and account number,

(3)	Number of shares or dollar amount to be redeemed,

(4)	Instructions for transmittal of redemption proceeds to the shareholder, and

(5)	Shareholder(s) signature(s) as it/they appear(s) on the application then on file with the Funds.

Redemption proceeds will not be distributed until written confirmation of the redemption request is received, per the instructions above. You can choose to have redemption proceeds mailed to you at your address of record, your financial institution, or to any other authorized person, or you can have the proceeds sent by wire transfer to your financial institution ($5,000 minimum). Redemption proceeds cannot be wired on days on which your financial institution is not open for business. You can change your redemption instructions any time you wish by filing a letter including your new redemption instructions with the Funds. See “Medallion Signature Guarantees” below.

Each of the Funds in its discretion may choose to pass through to redeeming shareholders any charges imposed by the Funds’ custodian for wire redemptions. If this cost is passed through to redeeming shareholders by the Funds, the charge will be deducted automatically from your account by redemption of shares in your account. Your bank or brokerage firm may also impose a charge for processing the wire. If wire transfer of funds is impossible or impractical, the redemption proceeds will be sent by mail to the designated account.

You may redeem shares, subject to the procedures outlined above, by calling the Funds at 1-877-892-4BCM (1-877-892-4226). Redemption proceeds will only be sent to the financial institution account or person named in your Fund Shares Application currently on file with the Funds. Telephone redemption privileges authorize the Funds to act on telephone instructions from any person representing himself or herself to be the investor and reasonably believed by the Funds to be genuine. Each of the Funds will employ reasonable procedures, such as requiring a form of personal identification, to confirm that instructions are genuine. The Funds, however, will not be liable for any losses due to fraudulent or unauthorized instructions. The Funds will also not be liable for following telephone instructions reasonably believed to be genuine. Therefore, you have the risk of loss due to unauthorized or fraudulent instructions.

Systematic Withdrawal Plan. A shareholder who owns shares of one or more of the Funds valued at $10,000 or more at the current offering price may establish a systematic withdrawal plan to receive a monthly or quarterly check in a stated amount not less than $100. Each month or quarter, as specified, the particular fund(s) will automatically redeem sufficient shares from your account to meet the specified withdrawal amount. The shareholder may establish this service whether dividends and distributions are reinvested in shares of the Funds or paid in cash. Call or write the Funds for an application form.

Small Accounts. The Trustees reserve the right to redeem involuntarily any account having a net asset value of less than $5,000 ($2,000 for IRA and Keogh Plans) due to redemptions, exchanges, or transfers, and not due to market action, upon 30 days’ prior written notice. If the shareholder brings his account net asset value up to at least $5,000 ($2,000 for IRA and Keogh Plans) during the notice period, the account will not be redeemed. Redemptions from retirement plans may be subject to U.S. federal income tax withholding.

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Redemptions in Kind. The Funds do not intend, under normal circumstances, to redeem their securities by payment in kind. It is possible, however, that conditions may arise in the future, which would make it undesirable for the Funds to pay for all redemptions in cash. In such case, the Funds may make payment in readily marketable portfolio securities of the particular fund. Securities delivered in payment of redemptions would be valued at the same value assigned to them in computing the Funds’ net asset value per share. Shareholders receiving them bear the market risks associated with the securities until they have been converted into cash and would incur brokerage costs when these securities are sold. An irrevocable election has been filed under Rule 18f-1 of the 1940 Act, wherein each of the Funds committed itself to pay redemptions in cash, rather than in kind, to any shareholder of record of that particular fund who redeems during any ninety-day period, the lesser of (a) $250,000 or (b) one percent (1%) of that fund’s net asset value at the beginning of such period.

Medallion Signature Guarantees. To protect your account and each of the Funds from fraud, Medallion Signature Guarantees may be required to be sure that you are the person who has authorized a change in registration or standing instructions for your account. Medallion Signature Guarantees are generally required for (i) change of registration requests; (ii) requests to establish or to change exchange privileges or telephone and bank wire redemption service other than through your initial account application; (iii) transactions where proceeds from redemptions, dividends, or distributions are sent to an address or financial institution differing from the address or financial institution of record; and (iv) redemption requests in excess of $100,000. Medallion Signature Guarantees are acceptable from a member bank of the Federal Reserve System, a savings and loan institution, credit union (if authorized under state law), registered broker-dealer, securities exchange, or association clearing agency and must appear on the written request for change of registration, establishment or change in exchange privileges, or redemption request.

Miscellaneous. All redemption requests will be processed and payment with respect thereto will normally be made within seven (7) days after tender. The Funds reserve the right to suspend any redemption request involving recently purchased shares until the check for the recently purchased shares has cleared. The Funds may suspend redemptions, if permitted by the 1940 Act, for any period during which trading is restricted by the Securities and Exchange Commission (“SEC”) or if the SEC declares that an emergency exists. Redemptions may be suspended during other periods permitted by the SEC for the protection of the Fund’s shareholders. During drastic economic and market changes, telephone redemption privileges may be difficult to implement.

The Funds do not consider the U.S. Postal Service or other independent delivery services to be their agents. Therefore, deposit in the mail or with such services, or the receipt at the Funds’ post office box, of purchase or redemption requests does not constitute receipt by the Funds.

Redemption Proceeds. The Funds are not responsible for losses or fees resulting from posting delays or non-receipt of redemption payments at your bank, when shareholder payment instructions are followed.

Verification of Shareholder Transaction Statements. You must contact the Funds in writing regarding any errors or discrepancies within 60 days after the date of the statement confirming a transaction. The Funds may deny your ability to refute a transaction if they do not hear from you within 60 days after the confirmation statement date.

Non-Receipt of Purchase Wire / Insufficient Funds Policy. The Funds reserve the right to cancel a purchase if payment of the check or electronic funds transfer does not clear your bank, or if a wire is not received by settlement date. The Funds may charge a fee for insufficient funds and you may be responsible for any fees imposed by your bank and any losses that the Funds may incur as a result of the cancelled purchase.

There is an annual pass through IRA and Coverdell Education Savings Account maintenance fee of $15.00 that is charged by the IRA custodian on a per-account basis.

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Frequent purchases and redemptions

Frequent purchases and redemptions (“Frequent Trading”) of shares of the Funds may present a number of risks to other shareholders of the Funds. These risks may include, among other things, dilution in the value of shares of the Funds held by long-term shareholders, interference with the efficient management by the Advisor of the Funds’ portfolio holdings, and increased brokerage and administration costs. Due to the potential of a thin market for the Funds’ securities, as well as overall adverse market, economic, political, or other conditions affecting the sale price of portfolio securities, the Funds could face untimely losses as a result of having to sell portfolio securities prematurely to meet redemptions. Frequent Trading may also increase portfolio turnover which may result in increased capital gains taxes for shareholders of the Funds. These capital gains could include short-term capital gains taxed at ordinary income tax rates.

The Trustees have adopted a policy with respect to Frequent Trading that is intended to discourage and identify such activity by shareholders of the Funds. The Funds do not accommodate Frequent Trading. Under the adopted policy, the Transfer Agent provides a daily record of shareholder trades to the Advisor. The Transfer Agent also assists the Advisor in monitoring and testing shareholder purchase and redemption orders for possible incidents of Frequent Trading. The Advisor has the discretion to limit investments from an investor that the Advisor believes has a pattern of Frequent Trading that the Advisor considers not to be in the best interests of the other shareholders in that Fund by the Fund’s refusal of further purchase and/or exchange orders from such investor.

This policy is intended to apply uniformly, except that the Funds may not be able to identify or determine that a specific purchase and/or redemption is part of a pattern of Frequent Trading or that a specific investor is engaged in Frequent Trading, particularly with respect to transactions made through accounts such as omnibus accounts or accounts opened through third-party financial intermediaries such as broker-dealers and banks (“Intermediary Accounts”). Therefore, this policy may not be applied to omnibus accounts or Intermediary Accounts. Omnibus account arrangements permit multiple investors to aggregate their respective share ownership positions and to purchase, redeem, and exchange Fund shares without the identity of the particular shareholders being known to those Funds. Like omnibus accounts, Intermediary Accounts normally permit investors to purchase, redeem, and exchange Fund shares without the identity of the underlying shareholder being known to that Fund. Accordingly, the ability of the Funds to monitor and detect Frequent Trading through omnibus accounts and Intermediary Accounts would be very limited, and there would be no guarantee that the Funds could identify shareholders who might be engaging in Frequent Trading through such accounts or curtail such trading. The Advisor currently does not allow exceptions to the policy.

Under a federal rule, the Fund is required to have an agreement with many of its intermediaries obligating the intermediaries to provide, upon the Fund’s request, information regarding the intermediaries’ customers and their transactions. However, there can be no guarantee that all excessive, short-term or other abusive trading activities will be detected, even if such an agreement is in place.

Intermediaries may apply frequent trading policies that are in addition to the Funds’ policies and that may differ from those described in this Prospectus. If you invest with the Funds through an intermediary, please read that firm’s program materials carefully to learn of any rules or fees that may apply.

Although the Funds have taken steps to discourage Frequent Trading of the Funds’ shares, there is no guarantee that such trading will not occur.

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OTHER IMPORTANT INVESTMENT INFORMATION

DIVIDENDS, DISTRIBUTIONS, AND TAXES

The following information is meant as a general summary of the U.S. federal income tax provisions regarding the taxation of U.S. shareholders. Additional tax information appears in the SAI. Shareholders should rely on their own tax advisors for advice about the particular U.S. federal, state, local, and other tax consequences to them of investing in the Funds.

Each Fund intends to distribute all or substantially all of its net investment income and net realized capital gains to its shareholders at least annually. A Fund’s shareholders may elect to take in cash or reinvest in additional Fund shares any dividends from net investment income or capital gains distributions. Although a Fund is not taxed on amounts it distributes, shareholders will generally be taxed on distributions regardless of whether distributions are paid by the Fund in cash or are reinvested in additional Fund shares. Distributions to non-corporate investors attributable to ordinary income and short-term capital gains are generally taxed as ordinary income, although certain income dividends may be taxed to non-corporate shareholders as qualified dividend income at long-term capital gains rates provided certain holding period requirements are satisfied. Distributions of long-term capital gains are generally taxed as long-term capital gains, regardless of how long a shareholder has held Fund shares. Distributions may be subject to U.S. state and local income taxes, as well as U.S. federal income taxes.

Taxable distributions paid by a Fund to corporate shareholders will be taxed at corporate tax rates (currently at the rate of 21%). Corporate shareholders of a Fund may be entitled to a dividends received deduction (“DRD”) for a portion of the dividends paid and designated by the Fund as qualifying for the DRD provided certain holding period requirements are met.

In general, a shareholder who sells or redeems shares in a Fund will realize a capital gain or loss, which will be long-term or short-term, depending upon the shareholder’s holding period for the shares, provided that any loss recognized on the sale of shares held for six months or less will be treated as long-term capital loss to the extent of capital gain dividends received with respect to such shares. An exchange of shares may be treated as a sale and any gain may be subject to tax.

The Funds, and in particular the International All Company Fund, may be subject to foreign taxes or foreign tax withholding on dividends, interest, and some capital gains that it receives on foreign securities. You may qualify for an offsetting credit or deduction under U.S. tax laws for your portion of a Fund’s foreign tax obligations, provided that you meet certain requirements and the Fund satisfies certain requirements. Shareholders should consult their own tax advisors for more information.

As with all mutual funds, each Fund may be required to back-up withhold U.S. federal income tax (currently at the rate of 24%) on all taxable distributions payable to shareholders who fail to provide the Fund with their correct taxpayer identification numbers or to make required certifications, or who have been notified by the IRS that they are subject to back-up withholding. Back-up withholding is not an additional tax; rather, it is a way in which the IRS ensures it will collect taxes otherwise due. Any amounts withheld may be credited against a shareholder’s U.S. federal income tax liability or refunded in certain circumstances.

Shareholders should consult their own tax advisors to ensure distributions and sale of shares of a Fund are treated appropriately on their applicable income tax returns.

Distribution checks will only be issued for payments greater than $25.00. Distributions under $25.00 will automatically be reinvested in Fund shares of the Fund generating the distribution. Un-cashed distribution checks will be canceled and proceeds reinvested at the then current net asset value, for any shareholder who chooses to receive distributions in cash, if distribution checks: (1) are returned and marked as “undeliverable” or (2) remain un-cashed for six months after the date of issuance. If distribution checks are canceled and reinvested, your account election may also be changed so that all future distributions are reinvested rather than paid in cash. Interest will not accrue on uncashed distribution checks.

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Cost Basis Reporting. U.S. federal income tax law requires that mutual fund companies report their shareholders’ cost basis, gain/loss, and holding period to the IRS on the Funds’ shareholders’ Consolidated Form 1099s when shares are sold. The Funds have chosen Average Cost as its default tax lot identification method for all shareholders. A tax lot identification method is the way the Funds will determine which specific shares are deemed to be sold when there are multiple purchases on different dates at differing net asset values, and the entire position is not sold at one time. The Funds’ standing tax lot identification method is the method shares will be reported on your Consolidated Form 1099 if you do not select a specific tax lot identification method. You may choose a method different than the Funds’ standing method and will be able to do so at the time of your purchase or upon the sale of shares of the Funds. Shareholders should consult their own tax advisors for more information.

The Funds are not responsible for the reliability or accuracy of the information for those securities that are not covered by these rules. The Funds and their service providers do not provide tax advice. Each shareholder should consult their own tax advisers for more information regarding choosing a tax lot identification method given the shareholder’s particular situation.

Possible Tax Law Changes. At the time that this prospectus is being prepared, various administrative and legislative changes to the U.S. federal tax laws are under consideration, but it is not possible at this time to determine whether any of these changes will take place, what the changes might entail, or whether they will have retroactive effect.

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FINANCIAL HIGHLIGHTS

The financial highlights that follow are intended to help you understand each Fund’s financial performance for the previous five fiscal years. Certain information reflects financial results for a single fund share. The total returns in the tables represent the rate that an investor would have earned (or lost) on an investment in the Funds (assuming reinvestment of all dividends and distributions). The financial data included in the tables below have been derived from audited financial statements of each of the Funds. The financial data in the table for the fiscal years ended March 31, 2023 and March 31, 2024 has been audited by Cohen & Company, Ltd., an independent registered public accounting firm, whose report covering such years is incorporated by reference into the SAI. For each of the other fiscal years presented, the financial data in the table has been audited by the Funds’ former independent registered public accounting firm, whose reports for such years are included in the related Annual Reports. This information should be read in conjunction with the Funds’ latest audited annual financial statements and notes thereto, which are also incorporated by reference to the SAI, a copy of which may be obtained at no charge by calling the Funds at 1-877-892-4BCM (1-877-892-4226). Further information about the performance of the Funds is contained in the Annual Report of each of the Funds, a copy of which may also be obtained at no charge by calling the Funds.

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The Brown Capital Management Small Company Fund

Financial Highlights	For a share outstanding throughout the years presented.

	For the Years Ended March 31,
Investor Class	2024	2023	2022	2021	2020
Net Asset Value, Beginning of Year	$70.41	$99.97	$125.17	$83.73	$99.54
Income (Loss) from Investment Operations:
Net investment income (loss)(a)	(0.76)	(0.88)	(1.45)	(1.22)	(1.07)
Net Realized and Unrealized Gain (Loss) on Investments	7.01	(20.90)	(12.90)	52.60	(6.21)
Total from Investment Operations	6.25	(21.78)	(14.35)	51.38	(7.28)
Less Distributions:
Distributions (from capital gains)	(6.53)	(7.78)	(10.85)	(9.94)	(8.53)
Total distributions	(6.53)	(7.78)	(10.85)	(9.94)	(8.53)
Net Asset Value, End of Year	$70.13	$70.41	$99.97	$125.17	$83.73

Total Return(b)	9.81%	(21.26%)	(12.41%)	61.30%	(8.55%)

Ratios/Supplemental Data:
Net Assets, End of Year (000’s)	$646,205	$822,783	$1,449,535	$2,145,380	$1,722,739
Ratio of Expenses to Average Net Assets(c)	1.31%	1.28%	1.25%	1.24%	1.25%
Ratio of Net Investment Income (Loss) to Average Net Assets	(1.07%)	(1.13%)	(1.20%)	(1.01%)	(1.05%)
Portfolio Turnover Rate	12%	22%	14%	9%	17%

(a)	Calculated using average shares method.

(b)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and, consequently, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.

(c)	Includes 12b-1 Plan expenses, based upon the 12b-1 Plan adopted by the Fund on December 1, 2011.

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The Brown Capital Management International All Company Fund

Financial Highlights	For a share outstanding throughout the years presented.

	For the Years Ended March 31,
Investor Class	2024	2023	2022	2021	2020
Net Asset Value, Beginning of Year	$14.28	$16.06	$17.51	$12.83	$13.71
Income (Loss) from Investment Operations:
Net investment income (loss)(a)	(0.04)	(0.03)	(0.06)	(0.07)	0.06
Net Realized and Unrealized Gain (Loss) on Investments and Foreign Currency	3.08	(1.60)	(1.26)	5.29	(0.85)
Total from Investment Operations	3.04	(1.63)	(1.32)	5.22	(0.79)
Less Distributions:
Distributions (from net investment income)	—	—	(0.01)	—	(0.09)
Distributions (from capital gains)	—	(0.15)	(0.12)	(0.54)	—
Total distributions	—	(0.15)	(0.13)	(0.54)	(0.09)
Redemption Fees Added to Paid-in Capital(a)	— (b)	— (b)	— (b)	— (b)	— (b)
Net Asset Value, End of Year	$17.32	$14.28	$16.06	$17.51	$12.83

Total Return(c)	21.29%	(10.06%)	(7.68%)	40.73%	(5.85%)

Ratios/Supplemental Data:
Net Assets, End of Year (000’s)	$1,931	$2,492	$2,618	$3,613	$2,346
Ratio of Expenses to Average Net Assets Excluding Fee Waivers and Reimbursements(d)	1.88%	1.90%	1.58%	1.79%	1.91%
Ratio of Expenses to Average Net Assets Including Fee Waivers and Reimbursements(d)	1.25%	1.25%	1.25%	1.25%	1.25%
Ratio of Net Investment Income (Loss) to Average Net Assets	(0.25%)	(0.25%)	(0.34%)	(0.42%)	0.42%
Portfolio Turnover Rate	12%	20%	8%	11%	25%

(a)	Calculated using average shares method.

(b)	Less than 0.005 per share.

(c)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and, consequently, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.

(d)	Includes 12b-1 Plan expenses, based upon the 12b-1 Plan adopted by the Fund on December 1, 2011.

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The Brown Capital Management International Small Company Fund

Financial Highlights	For a share outstanding throughout the years presented.

	For the Years Ended March 31,
Investor Class	2024	2023	2022	2021	2020
Net Asset Value, Beginning of Year	$19.95	$22.05	$25.03	$14.75	$16.76
Income (Loss) from Investment Operations:
Net investment income (loss)(a)	(0.05)	(0.04)	(0.06)	(0.15)	(0.03)
Net Realized and Unrealized Gain (Loss) on Investments and Foreign Currency	2.87	(2.06)	(1.54)	10.62	(1.93)
Total from Investment Operations	2.82	(2.10)	(1.60)	10.47	(1.96)
Less Distributions:
Distributions (from capital gains)	—	—	(1.39)	(0.19)	(0.05)
Total distributions	—	—	(1.39)	(0.19)	(0.05)
Redemption Fees Added to Paid-in Capital(a)	— (b)	— (b)	0.01	— (b)	— (b)
Net Asset Value, End of Year	$22.77	$19.95	$22.05	$25.03	$14.75

Total Return(c)	14.14%	(9.52%)	(7.30%)	71.05%	(11.72%)

Ratios/Supplemental Data:
Net Assets, End of Year (000’s)	$160,694	$163,538	$195,057	$171,603	$50,516
Ratio of Expenses to Average Net Assets Excluding Fee Waivers and Reimbursements(d)	1.31%	1.31%	1.30%	1.32%	1.39%
Ratio of Expenses to Average Net Assets Including Fee Waivers and Reimbursements(d)	1.31%	1.31%	1.30%	1.32%	1.39%
Ratio of Net Investment Income (Loss) to Average Net Assets	(0.25%)	(0.20%)	(0.22%)	(0.68%)	(0.15%)
Portfolio Turnover Rate	15%	19%	8%	18%	4%

(a)	Calculated using average shares method.

(b)	Less than 0.005 per share.

(c)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and, consequently, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.

(d)	Includes 12b-1 Plan expenses, based upon the 12b-1 Plan adopted by the Fund on September 30, 2015.

39

Additional Information

Please see the back cover of this prospectus on how to contact the Funds and how to receive additional information regarding the Funds.

40

Each Fund is a series of the

Brown Capital Management Mutual Funds

Additional information about the Funds is available in the Funds’ SAI, which is incorporated by reference into this prospectus. Additional information about the Funds’ investments is also available in the Funds’ Annual and Semi-annual Reports to shareholders and the Funds’ Form N-CSR. The Funds’ Annual Report includes a discussion of market conditions and investment strategies that significantly affected the Funds’ performance during their last fiscal year. In Form N-CSR, you will find the Funds’ Annual and Semi-Annual financial statements.

The SAI and the Annual and Semi-annual Reports and other information such as Fund financial statements are available free of charge on the website listed below and upon request (you may also request other information about the Funds or make shareholder inquiries) as follows:

Documented:	Internet:

Brown Capital Management Mutual Funds	www.browncapital.com
c/o Commonwealth Fund Services, Inc.
8730 Stony Point Parkway, Suite 205
Richmond, Virginia 23235

Toll-Free Telephone:	E-mail:

1-877-892-4BCM
(1-877-892-4226)	information@browncapital.com

Information about the Funds (including each Fund’s SAI, financial reports and other information) are available on the EDGAR Database on the Commission’s Internet site at http://www.sec.gov, and copies of this information may be obtained, upon payment of a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov.

Investment Company Act file number 811-06199

41

PART B

FORM N-1A

STATEMENT OF ADDITIONAL INFORMATION

STATEMENT OF ADDITIONAL INFORMATION

BROWN CAPITAL MANAGEMENT MUTUAL FUNDS

THE BROWN CAPITAL MANAGEMENT SMALL COMPANY FUND

Ticker Symbol BCSIX (Investor Shares), BCSSX (Institutional Shares)

THE BROWN CAPITAL MANAGEMENT INTERNATIONAL ALL COMPANY FUND

Ticker Symbol BCIIX (Investor Shares), BCISX (Institutional Shares)

THE BROWN CAPITAL MANAGEMENT INTERNATIONAL SMALL COMPANY FUND

Ticker Symbol BCSVX (Investor Shares), BCSFX (Institutional Shares)

Each a series of

BROWN CAPITAL MANAGEMENT MUTUAL FUNDS

1201 N. Calvert Street

Baltimore, Maryland 21202

Telephone 1-877-892-4BCM (1-877-892-4226)

Dated: July 29, 2024

This Statement of Additional Information (“SAI”) is meant to be read in conjunction with the Prospectus for the Investor Shares of The Brown Capital Management Small Company Fund (“Small Company Fund”), The Brown Capital Management International All Company Fund (“International All Company Fund”) and The Brown Capital Management International Small Company Fund (“International Small Company Fund”); and the Prospectus for the Institutional Shares of the Small Company Fund, the International All Company Fund, and the International Small Company Fund (each a “Fund” and collectively, the “Funds”), dated the same date as this SAI, and is incorporated by reference in its entirety into the Prospectuses. Because this SAI is not itself a prospectus, no investment in shares of the Funds should be made solely upon the information contained herein. Information from the Funds’ Annual Report to shareholders for the fiscal year ended March 31, 2024 is incorporated by reference into this SAI. Copies of the Funds’ Prospectus, Annual Report and Semi-Annual Report may be obtained at no charge by writing or calling the Funds at the address and toll-free telephone number shown above or they may be downloaded for free at www.browncapital.com. Capitalized terms used but not defined herein have the same meanings as in the Prospectus.

DESCRIPTION OF THE TRUST

Brown Capital Management Mutual Funds (the “Trust”) is an open-end management investment company that was organized as a Delaware statutory Trust on June 13, 2011. Under the Trust’s Declaration of Trust, the Trustees are authorized to divide shares into series, each series relating to a separate portfolio of investments, and to classify and reclassify any unissued shares into one or more classes of shares of each such series. The Declaration of Trust currently provides for the shares of three series, as follows: The Brown Capital Management Small Company Fund (the “Small Company Fund”), The Brown Capital Management International All Company Fund (the “International All Company Fund”), formally the “International Equity Fund”), and The Brown Capital Management International Small Company Fund (the “International Small Company Fund”) (each generally may be referred to as a “Fund” and collectively as the “Brown Capital Management Mutual Funds” or the “Funds”). Each of the Funds is managed by Brown Capital Management, LLC (the “Advisor,” “BCM” or “Brown Capital Management”) of Baltimore, Maryland. Each Fund currently offer two classes of shares: Investor Shares and Institutional Shares. The Small Company Fund was organized in 1992, the International All Company Fund was organized in 1999, and the International Small Company Fund was organized in 2015. Each of the Funds is a separate diversified series of the Trust. Each Fund other than the International Small Company Fund is the successor to a series of Nottingham Investment Trust II (the “Predecessor Funds”). The Nottingham Investment Trust II was organized on October 25, 1990 as a Massachusetts business trust and was an investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). BCM (and its predecessor) managed the Predecessor Funds. At a shareholder meeting held November 30, 2011, the shareholders of each of the Predecessor Funds approved the reorganization of the Predecessor Funds with and into the Trust (the “Reorganization”). The Reorganization became effective on December 1, 2011 and, as a result, the assets and liabilities of the Predecessor Funds were transferred to the Trust in exchange for shares of each of the applicable Funds.

In the event of a liquidation or dissolution of the Trust or an individual series, such as each Fund, shareholders of a particular series would be entitled to receive the assets available for distribution belonging to such series. Shareholders of a series are entitled to participate equally in the net distributable assets of the particular series involved on liquidation, based on the number of shares of the series that are held by each shareholder. If there are any assets, income, earnings, proceeds, funds, or payments, that are not readily identifiable as belonging to any particular series, the Trustees shall allocate them among any one or more of the series as they, in their sole discretion, deem fair and equitable.

Shareholders of all of the series of the Trust, including the Funds, will vote together and not separately on a series-by-series basis except as otherwise required by law or when the Trustees determine that the matter to be voted upon affects only the interests of the shareholders of a particular series or class. Rule 18f-2 under the 1940 Act provides that any matter required to be submitted to the holders of the outstanding voting securities of an investment company such as the Trust shall not be deemed to have been effectively acted upon unless approved by the holders of a majority of the outstanding shares of each series or class affected by the matter. A series or class is affected by a matter unless it is clear that the interests of each series or class in the matter are substantially identical or that the matter does not affect any interest of the series or class. Under Rule 18f-2, the approval of an investment advisory agreement or any change in a fundamental investment policy would be effectively acted upon with respect to a series only if approved by a majority of the outstanding shares of such series. However, the Rule also provides that the ratification of the appointment of independent accountants, the approval of principal underwriting contracts and the election of Trustees may be effectively acted upon by shareholders of the Trust voting together, without regard to a particular series or class. Rights of holders cannot be modified by less that a majority vote.

When used in the Prospectus or this SAI, a “majority” of shareholders means the vote of the lesser of (1) 67% of the shares of the Trust or the applicable series or class present at a meeting if the holders of more than 50% of the outstanding shares are present in person or by proxy, or (2) more than 50% of the outstanding shares of the Trust or the applicable series or class.

When issued for payment as described in the Prospectuses and this SAI, shares of each Fund will be fully paid and non-assessable. The Trust does not issue share certificates.

The Declaration of Trust provides that the Trustees of the Trust will not be liable in any event in connection with the affairs of the Trust, except as such liability may arise from his or her own bad faith, willful misfeasance, gross negligence, or reckless disregard of duties. It also provides that all third parties shall look solely to the Trust property for satisfaction of claims arising in connection with the affairs of the Trust. With the exceptions stated, the Declaration of Trust provides that a Trustee or officer is entitled to be indemnified against all liability in connection with the affairs of the Trust.

OTHER INVESTMENT POLICIES

The following policies supplement the Funds’ investment objectives and policies as set forth in the Prospectus for the Funds.

The Funds’ will not change their investment objectives without shareholder approval.

Repurchase Agreements. Each of the Funds may acquire U.S. government securities or corporate debt securities subject to repurchase agreements. A repurchase transaction occurs when, at the time the particular Fund purchases a security (normally a U.S. Treasury obligation), it also resells it to the vendor (normally a member bank of the Federal Reserve or a registered government securities dealer) and must deliver the security (and/or securities substituted for them under the repurchase agreement) to the vendor on an agreed upon date in the future. The repurchase price exceeds the purchase price by an amount which reflects an agreed upon market interest rate effective for the period of time during which the repurchase agreement is in effect. Delivery pursuant to the resale will normally occur within one to seven days of the purchase.

Repurchase agreements are considered “loans” under the 1940 Act” that are collateralized by the underlying security. The Trust has implemented procedures to monitor on a continuous basis the value of the collateral serving as security for repurchase obligations. Brown Capital Management, LLC (“Advisor”), the investment advisor to the Funds, will consider the creditworthiness of the vendor. If the vendor fails to pay the agreed upon resale price on the delivery date, the Fund will retain or attempt to dispose of the collateral. A Fund’s risk is that such default may include any decline in value of the collateral to an amount which is less than 100% of the repurchase price, any costs of disposing of such collateral, and any loss resulting from any delay in foreclosing on the collateral. The Funds will not enter into any repurchase agreement which would cause more than 10% of their net assets to be invested in repurchase agreements which extend beyond seven calendar days.

Money Market Instruments. The Funds may invest in money market instruments, which may include U.S. government securities or corporate debt securities (including those subject to repurchase agreements), provided that they mature in thirteen months or less from the date of acquisition and are otherwise eligible for purchase by the Funds. Money market instruments also may include Banker’s Acceptances and Certificates of Deposit of domestic branches of U.S. banks, Commercial Paper and Variable Amount Demand Master Notes (“Master Notes”). Banker’s Acceptances are time drafts drawn on and “accepted” by a bank. When a bank “accepts” such a time draft, it assumes liability for its payment. When one of the Funds acquires a Banker’s Acceptance, the bank which “accepted” the time draft is liable for payment of interest and principal when due. The Banker’s Acceptance carries the full faith and credit of such bank. A Certificate of Deposit (“CD”) is an unsecured interest-bearing debt obligation of a bank. Commercial Paper is an unsecured, short-term debt obligation of a bank, corporation or other borrower. Commercial Paper maturity generally ranges from 2 to 270 days and is usually sold on a discounted basis rather than as an interest-bearing instrument. The Funds will invest in Commercial Paper only if it is rated in one of the top two rating categories by either Moody’s Investors Service, Inc. (“Moody’s”), Standard & Poor’s Ratings Services (“S&P”), or Fitch Investors Service, Inc. (“Fitch”) or, if not rated, of equivalent quality in the Advisor’s opinion. Commercial Paper may include Master Notes of the same quality. Master Notes are unsecured obligations which are redeemable upon demand of the holder and which permit the investment of fluctuating amounts at varying rates of interest. Master Notes will be acquired by the Funds only through the Master Note program of the Funds’ custodian bank, acting as administrator thereof. The Advisor will monitor, on a continuous basis, the earnings power, cash flow and other liquidity ratios of the issuer of a Master Note held by the Funds.

Foreign Securities. The Small Company Fund may purchase foreign securities traded domestically as American Depository Receipts (“ADRs”) or in equity securities of foreign issuers that are U.S. dollar denominated and trade on a U.S. securities exchange or domestically in the over-the-counter markets. ADRs are dollar-denominated depositary receipts that, typically, are issued by a United States bank or trust company and represent the deposit with that bank or trust company of a security of a foreign issuer. Generally, ADRs are designed for trading on U.S. securities exchanges or other markets. The International All Company Fund and the International Small Company Fund may invest in foreign securities as well as ADRs and securities of foreign issuers principally traded on U.S. markets. ADRs may be listed on a national securities exchange or may trade in the over-the-counter market. The prices of ADRs are denominated in U.S. dollars while the underlying security may be denominated in a foreign currency. Depository receipts may, or may not, be sponsored by the issuer. There are certain risks associated with investments in unsponsored depository receipt programs. Because the issuer is not involved in establishing the program (such programs are often initiated by broker/dealers), the underlying agreement for payment and service is between the depository and the shareholders. The issuers of unsponsored depository receipts may not receive information from the foreign issuer, and it is under no obligation to distribute shareholder communications or other information received from the foreign issuer of the deposited securities or to pass through voting rights to the holders of the depository receipts. Expenses related to the issuance, cancelation and transfer of the depository receipts, as well as custody and dividend payment services may be passed through, in whole or in part, to shareholders.

Foreign securities investment presents special consideration not typically associated with investment in domestic securities. Foreign taxes may reduce income. Currency exchange rates and regulations may cause fluctuations in the value of foreign securities. Foreign securities are subject to different regulatory environments than in the U.S. and, compared to the U.S., there may be a lack of uniform accounting, auditing and financial reporting standards, less volume and liquidity and more volatility, less public information, and less regulation of foreign issuers. Countries have been known to expropriate or nationalize assets, and foreign investments may be subject to political, financial or social instability or adverse diplomatic developments. There may be difficulties in obtaining service of process on foreign issuers and difficulties in enforcing judgments with respect to claims under the U.S. securities laws against such issuers. Favorable or unfavorable differences between U.S. and foreign economies could affect foreign securities values. The U.S. government has, in the past, discouraged certain foreign investments by U.S. investors through taxation or other restrictions and it is possible that such restrictions could be imposed again.

Foreign Currency Spot Transactions. With respect to the International All Company Fund and the International Small Company Fund, the Advisor executes the foreign exchange of all local securities transactions through Russell Investment Group with the exception of Indian securities. Because of India’s Government restrictions to their foreign exchange market, the Custodian will execute the Indian Rupee foreign exchange. Each trade is electronically transmitted simultaneously to Russell’s currency desk and the custodian for execution and settlement. Russell Investment provides the Advisor with a detailed trade execution report at the end of every month and quarter. This report is comprised of all executions at the account level, gross and net volumes of each trade and the cost associated with each execution. Each report should be reviewed by trading to ensure that executions are transacted near the mid-trading point for that day of execution. Russell Investment also provides executions for repatriation of all income for international accounts.

Investment Company Securities. The Funds may invest in the securities of other investment companies, including index exchange-traded funds (“ETFs”) and index mutual funds (also called underlying funds). To the extent such underlying funds are index-based, these underlying funds will generally attempt to replicate the performance of a particular index. An underlying fund may not always hold all of the same securities as the index it attempts to track. An underlying fund may use statistical sampling techniques to attempt to replicate the returns of an index. Statistical sampling techniques attempt to match the investment characteristics of the index and the fund by taking into account such factors as capitalization, industry exposures, dividend yield, price/earnings (P/E) ratio, price/book (P/B) ratio, and earnings growth. An underlying fund may not track the index perfectly because differences between the index and the fund’s portfolio can cause differences in performance. In addition, expenses and transaction costs, the size and frequency of cash flow into and out of the fund, and differences between how and when the fund and the index are valued can cause differences in performance.

When a Fund invests in underlying funds it will indirectly bear its proportionate share of any fees and expenses payable directly by the underlying fund. In connection with its investments in other investment companies, a Fund will incur higher expenses, many of which may be duplicative. Furthermore, because a Fund invests in shares of ETFs and underlying funds its performance is directly related to the ability of the ETFs and underlying funds to meet their respective investment objectives, as well as the allocation of the Fund’s assets among the ETFs and underlying funds by the Advisor. Accordingly, a Fund’s investment performance will be influenced by the investment strategies of and risks associated with the ETFs and underlying funds in direct proportion to the amount of assets the Fund allocates to the ETFs and underlying funds utilizing such strategies.

Investments in ETFs involve certain inherent risks generally associated with investments in a broadly-based portfolio of stocks, including risks that: (1) the general level of stock prices may decline, thereby adversely affecting the value of each unit of the ETF or other instrument; (2) an ETF, to the extent such ETF is index-based, may not fully replicate the performance of its benchmark index because of the temporary unavailability of certain index securities in the secondary market or discrepancies between the ETF and the index with respect to the weightings of securities or number of stocks held; (3) an ETF may also be adversely affected by the performance of the specific index, market sector or group of industries on which it is based; and (4) an ETF, to the extent such ETF is index-based, may not track an index as well as a traditional index mutual fund because ETFs are valued by the market and, therefore, there may be a difference between the market value and the ETF’s net asset value. Additionally, investments in fixed income ETFs involve certain inherent risks generally associated with investments in fixed income securities, including the risk of fluctuation in market value based on interest rates rising or declining and risks of a decrease in liquidity, such that no assurances can be made that an active trading market for underlying ETFs will be maintained.

There is also a risk that the underlying funds or ETFs may terminate due to extraordinary events. For example, any of the service providers to the underlying fund or ETF, such as the trustee or sponsor, may close or otherwise fail to perform their obligations to the underlying fund or ETF, and the underlying fund or ETF may not be able to find a substitute service provider. Also, the underlying fund or ETF may be dependent upon licenses to use the various indices as a basis for determining their compositions and/or otherwise to use certain trade names. If these licenses are terminated, the respective underlying fund or ETF may also terminate. In addition, an underlying fund or ETF may terminate if its net assets fall below a certain amount. Although a Fund believes that in the event of the termination of an underlying fund or ETF, it will be able to invest instead in shares of an alternate underlying fund or ETF tracking the same market index or another index covering the same general market, there can be no assurance that shares of an alternate underlying fund or ETF would be available for investment at that time.

With respect to funds in which the Fund may invest, Section 12(d)(1)(A) of the 1940 Act requires that, as determined immediately after a purchase is made, (i) not more than 5% of the value of the Fund’s total assets will be invested in the securities of any one investment company, (ii) not more than 10% of the value of the Fund’s total assets will be invested in securities of investment companies as a group, and (iii) not more than 3% of the outstanding voting stock of any one investment company will be owned by the Fund. The Funds will limit their investments in funds in accordance with the Section 12(d)(1)(A) limitations set forth above, except to the extent that any rules, or regulations under the 1940 Act permit a Fund’s investments to exceed such limits. For example, Rule 12d1-4 permits a Fund to invest in other investment companies beyond the statutory limits, subject to certain conditions. Among other conditions, the Rule prohibits a fund from acquiring control of another investment company (other than an investment company in the same group of investment companies), including by acquiring more than 25% of its voting securities. In addition, the Rule imposes certain voting requirements when a fund's ownership of another investment company exceeds particular thresholds. If shares of a fund are acquired by another investment company, the “acquired” fund may not purchase or otherwise acquire the securities of an investment company or private fund if immediately after such purchase or acquisition, the securities of investment companies and private funds owned by that acquired fund have an aggregate value in excess of 10% of the value of the total assets of the fund, subject to certain exceptions. These restrictions may limit a Fund's ability to invest in other investment companies to the extent desired. In addition, other unaffiliated investment companies may impose other investment limitations or redemption restrictions which may also limit a Fund's flexibility with respect to making investments in those unaffiliated investment companies. In accordance with Section 12(d)(1)(F)(i) of the 1940 Act, a Fund may also invest in other investment companies and the provisions of Section 12(d)(1) shall not apply as long as the Fund (and all of its affiliated persons, including the Advisor) does not acquire more than 3% of the total outstanding stock of such underlying investment company and the Fund is not proposing to offer or sell any security issued by it through a principal underwriter or otherwise at a public or offering price including a sales load that exceeds the limits set forth in Rule 2830 of the Conduct Rules of the Financial Industry Regulatory Authority (“FINRA”) applicable to a fund of funds (i.e., 8.5%). If a Fund seeks to redeem shares of an underlying investment company purchased in reliance on Section 12(d)(1)(F), the underlying fund is not obligated to redeem an amount exceeding 1% of the underlying fund’s outstanding shares during a period of less than 30 days.

Illiquid Investments. In accordance with Rule 22e-4 under the 1940 Act (the “Liquidity Rule”), each of the Funds may not invest more than 15% of its net assets in “illiquid investments”, which are investments that cannot reasonably be expected to be sold or disposed of in current market conditions in seven calendar days or less without the sale or disposition significantly changing the market value of the investment. A Fund may, however, hold an illiquid investment if it becomes illiquid after purchase, subject to the 15% limitation. The Funds monitor the portion of their total assets that are invested in illiquid investments on an ongoing basis in order to ensure that the value of illiquid investments held by the Fund does not exceed 15% of the Fund’s net assets.

The Funds must classify each portfolio investment at least monthly into one of four liquidity categories (highly liquid, moderately liquid, less liquid and illiquid), which are defined pursuant to the Liquidity Rule. Such classification is to be made using information obtained after reasonable inquiry and taking into account relevant market, trading and investment-specific considerations. Moreover, in making such classification determinations, the Funds determines whether trading varying portions of a position in a particular portfolio investment or asset class, in sizes that the Funds would reasonably anticipate trading, is reasonably expected to significantly affect its liquidity, and if so, the Funds takes this determination into account when classifying the liquidity of that investment. The Funds may be assisted in classification determinations by one or more third-party service providers. Investments classified according to this process as “illiquid investments” are those subject to the 15% limit on illiquid investments.

The Funds have a liquidity risk management program designed to assess and manage each Fund’s liquidity risk. The program has been approved by the Funds’ Board of Trustees (“Board”), which has also approved the appointment of a liquidity program administrator (the “LPA”). The LPA is responsible for oversight of each Fund’s liquidity risk management efforts, including classifying the liquidity of the Fund’s investments, ensuring each Fund holds no more than 15% of net asset value in illiquid investments, ensuring that each Fund holds enough liquid assets to meet reasonably foreseeable redemption requests, and reporting to the Board regarding the effectiveness and operation of the liquidity risk management program.

Derivatives. Rule 18f-4 under the 1940 Act governs the Funds use of derivative instruments and certain other transactions that create future payment and/or delivery obligations by the Funds. Rule 18f-4 permits the Funds to enter into Derivatives Transactions (as defined below) and certain other transactions notwithstanding the restrictions on the issuance of “senior securities” under Section 18 of the 1940 Act. Section 18 of the 1940 Act, among other things, prohibits open-end funds, including the Funds, from issuing or selling any “senior security,” other than borrowing from a bank (subject to a requirement to maintain 300% “asset coverage”). In connection with the adoption of Rule 18f-4, the SEC eliminated the asset segregation framework arising from prior SEC guidance for covering Derivatives Transactions and certain financial instruments.

Under Rule 18f-4, “Derivatives Transactions” include the following: (i) any swap, security-based swap (including a contract for differences), futures contract, forward contract, option (excluding purchased options), any combination of the foregoing, or any similar instrument, under which the Funds are or may be required to make any payment or delivery of cash or other assets during the life of the instrument or at maturity or early termination, whether as margin or settlement payment or otherwise; (ii) any short sale borrowing; (iii) reverse repurchase agreements and similar financing transactions, if the Funds elect to treat these transactions as Derivatives Transactions under Rule 18f-4; and (iv) when-issued or forward-settling securities (e.g., firm and standby commitments, including to-be-announced (“TBA”) commitments, and dollar rolls) and non-standard settlement cycle securities, unless the Funds intend to physically settle the transaction and the transaction will settle within 35 days of its trade date.

Unless the Funds are relying on the Limited Derivatives User Exception (as defined below), the Funds must comply with Rule 18f-4 with respect to its Derivatives Transactions. Rule 18f-4, among other things, requires the Fund to (i) appoint a Derivatives Risk Manager, (ii) maintain a Derivatives Risk Management Program designed to identify, assess, and reasonably manage the risks associated with Derivatives Transactions; (iii) comply with certain value-at-risk (VaR)-based leverage limits (VaR is an estimate of an instrument’s or portfolio’s potential losses over a given time horizon and at a specified confidence level); and (iv) comply with certain Board reporting and recordkeeping requirements.

Rule 18f-4 provides an exception from the requirements to appoint a Derivatives Risk Manager, adopt a Derivatives Risk Management Program, comply with certain VaR-based leverage limits, and comply with certain Board oversight and reporting requirements if the Funds’ “derivatives exposure” (as defined in Rule 18f-4) is limited to 10% of its net assets (as calculated in accordance with Rule 18f-4) and the Funds adopts and implements written policies and procedures reasonably designed to manage its derivatives risks (the “Limited Derivatives User Exception”).

Pursuant to Rule 18f-4, if the Funds enter into reverse repurchase agreements or similar financing transactions, the Funds will (i) aggregate the amount of indebtedness associated with all of its reverse repurchase agreements or similar financing transactions with the amount of any other “senior securities” representing indebtedness (e.g., bank borrowings, if applicable) when calculating the Funds’ asset coverage ratio or (ii) treat all such transactions as Derivatives Transactions.

The requirements of Rule 18f-4 may limit the Funds’ ability to engage in Derivatives Transactions as part of its investment strategies. These requirements may also increase the cost of the Funds’ investments and cost of doing business, which could adversely affect the value of the Funds’ investments and/or the performance of the Funds.

Funding Agreements. Within their limitations in illiquid investments, the Funds may invest in various types of funding agreements. A funding agreement is, in substance, an obligation of indebtedness negotiated privately between an investor and an insurance company. Funding agreements often have maturity-shortening features, such as an unconditional put, that permit the investor to require the insurance company to return the principal amount of the funding agreement, together with accrued interest, within one year or less. An insurance company may be subject to special protection under state insurance laws, which protection may impair the ability of the investor to require prompt performance by the insurance company of its payment obligations under the funding agreement.

Borrowing. Each of the Funds may borrow money in accordance with the 1940 Act. In the event that a Fund should ever borrow money, such borrowing could increase the Fund’s costs, reduce the value of the Fund’s assets and the value (and return) of a shareholder’s investment in the Fund. Any and all such borrowing will comply with the requirements of the 1940 Act which requires, among other things, the maintenance of certain asset coverage tests for such borrowings. Borrowing may also exaggerate changes in the Fund’s Net Asset Value and in the return of the Fund. Borrowing will cost the Fund interest expenses and other fees that could negatively impact the Fund’s performance return.

Defensive Investments. The Funds may, from time to time, take temporary defensive positions that are inconsistent with the Fund’s principal investment strategies in an attempt to respond to adverse market, economic, political, or other conditions. During such an unusual set of circumstances, the Fund may hold up to 100% of its portfolio in cash or cash equivalents positions (e.g., money market securities, other investment companies, U.S. Government securities, and/or similar securities). When a Fund takes a temporary defensive position, the Fund may not be able to achieve its investment objective.

Restricted Securities. Although not part of their principal investment strategies, each Fund is permitted to purchase restricted securities. Restricted securities generally can only be sold in privately negotiated transactions, pursuant to an exemption from registration under the federal securities laws, or in a registered public offering. Where registration is required, the Fund may be obligated to pay all or part of the registration expense and a considerable period may elapse between the time it decides to seek registration and the time the Fund may be permitted to sell a security under an effective registration statement. If adverse market conditions were to develop during such a period, the Fund might obtain a less favorable price than prevailed when it decided to seek registration of the security. Restricted securities, which can be offered and sold to qualified institutional buyers under Rule 144A of the 1933 Act (“144A Securities”), are subject to each Fund’s limitations on “illiquid investments”.

Warrants. The Funds may invest in warrants. A warrant gives the Funds the right to buy a stock and specifies the amount of the underlying stock, the purchase (or “exercise”) price, and the date the warrant expires. If the price of the underlying stock does not rise above the exercise price before the warrant expires, the warrant generally expires without any value and the Fund loses any amount it paid for the warrant. Thus, investments in warrants may involve more risk than investments in common stock. Warrants may trade in the same markets as their underlying stock; however, the price of the warrant does not necessarily move with the price of the underlying stock.

Convertible Securities. The Funds may invest in convertible securities. The market value of a convertible security performs like that of a regular debt security; that is, if market interest rates rise, the value of a convertible security usually falls. In addition, convertible securities are subject to the risk that the issuer will not be able to pay interest or dividends when due, and their market value may change based on changes in the issuer’s credit rating or the market’s perception of the issuer’s creditworthiness. Since it derives a portion of its value from the common stock into which it may be converted, a convertible security is also subject to the same types of market and issuer risks that apply to the underlying common stock.

Preferred Securities. The Funds may invest in preferred securities. Preferred securities may pay fixed or adjustable rates of return. Preferred securities are subject to issuer-specific and market risks applicable generally to equity securities. In addition, a company’s preferred securities generally pay dividends only after the company makes required payments to holders of its bonds and other debt. For this reason, the value of preferred securities will usually react more strongly than bonds and other debt to actual or perceived changes in the company’s financial condition or prospects. Preferred securities of smaller companies may be more vulnerable to adverse developments than preferred stock of larger companies.

Natural Disaster/Epidemic Risk. Natural or environmental disasters, such as earthquakes, fires, floods, hurricanes, tsunamis and other severe weather-related phenomena generally, and widespread disease, including pandemics and epidemics (for example, the novel coronavirus COVID-19), have been and can be highly disruptive to economies and markets and have recently led, and may continue to lead,  to increased market volatility and significant market losses. Further, such events can be highly disruptive to economies and markets, significantly disrupt the operations of individual companies (including, but not limited to, the Funds’ Advisor and third party service providers), sectors, industries, markets, securities and commodity exchanges, currencies, interest and inflation rates, credit ratings, investor sentiment, and other factors affecting the value of a Fund’s investments. These factors can cause substantial market volatility, exchange trading suspensions and closures, and can impact the ability of a Fund to complete redemptions and otherwise affect Fund performance and Fund trading in the secondary market. A widespread crisis may also affect the global economy in ways that cannot necessarily be foreseen at the current time. How long such events will last and whether they will continue or recur cannot be predicted. Impacts from these could have a significant impact on a Fund’s performance, resulting in losses to your investment. Under these circumstances, a Fund may have difficulty achieving its investment objective which may adversely impact Fund performance.

INVESTMENT LIMITATIONS

Each Fund has adopted the following fundamental investment limitations, which cannot be changed without approval by holders of a majority of the outstanding voting shares of the particular Fund. A “majority” for this purpose, means, with respect to the Funds, the lesser of (i) 67% of the Fund’s outstanding shares represented in person or by proxy at a meeting at which more than 50% of its outstanding shares are represented, or (ii) more than 50% of its outstanding shares. Unless otherwise indicated, percentage limitations apply at the time of purchase. None of the Funds will change the investment objective that is stated in the Prospectus without shareholder approval.

As a matter of fundamental policy, each Fund:

(1)	May not invest 25% or more of the value of its net assets in any one industry or group of industries (except that securities of the U.S. government, its agencies and instrumentalities are not subject to these limitations);

(2)	May not purchase real estate or sell real estate unless acquired as a result of ownership of securities or other instruments. This restriction does not prevent the Funds from investing in issuers that invest, deal, or otherwise engage in transactions in real estate or interests therein, or investing in securities that are secured by real estate or interests therein;

(3)	May not underwrite the securities of other issuers. This restriction does not prevent the Funds from engaging in transactions involving the acquisition, disposition or resale of its portfolio securities, regardless of whether the Funds may be considered to be an underwriter under the Securities Act of 1933;

(4)	May not make loans of its assets to persons who control or are under common control with the Funds, except to the extent permitted by the 1940 Act, and the rules and regulations promulgated thereunder, as such statute, rules and regulations are amended from time to time or are interpreted from time to time by the SEC staff (collectively, the “1940 Act Laws, and Interpretations”) or except to the extent that the Funds may be permitted to do so by exemptive order or similar relief (collectively, with the 1940 Act Laws and Interpretations, the “1940 Act Laws, Interpretations and Exemptions”). This restriction does not prevent the Funds from, among other things, purchasing debt obligations, entering into repurchase agreements, loaning its assets to broker/dealers or institutional investors, or investing in loans, including assignments and participation interests;

(5)	May not issue senior securities. This limitation is not applicable to activities that may be deemed to involve the issuance or sale of a senior security by a Fund, provided that the Fund’s engagement in such activities is consistent with or permitted by the 1940 Act Laws, Interpretations and Exemptions;

(6)	May not borrow money, except that the Funds may borrow money for temporary or emergency purposes (not for leveraging or investment) in an amount not exceeding 33 1/3% of the value of their respective total assets (including the amount borrowed) less liabilities (other than borrowings). If borrowings exceed 33 1/3% of the value of a Fund’s total assets by reason of a decline in net assets, the Fund will reduce its borrowings within three days (not including Sundays and holidays) to the extent necessary to comply with the 33 1/3% limitation. The following are not considered “borrowings” for this purpose, and this policy shall not prohibit the Funds from engaging in them: reverse repurchase agreements; deposits of assets to margin or guarantee positions in futures, options, swaps or forward contracts; or the segregation of assets in connection with such contracts. A Fund will not purchase securities while its borrowings exceed 5% of that Fund’s total assets; and

(7)	May not purchase physical commodities or sell physical commodities unless acquired as a result of ownership of securities or other instruments. This restriction does not prevent the Fund from engaging in transactions involving futures contracts and options thereon or investing in securities that are secured by physical commodities.

Additionally, as a matter of fundamental policy, the Funds are “diversified companies” as defined in the 1940 Act. The Funds will not purchase the securities of any issuers if, as a result, the Funds would fail to be a diversified company within the meaning of the 1940 Act and the 1940 Act Laws, Interpretations and Exemptions. In complying with this restriction, however, the Funds may purchase securities of other investment companies to the extent permitted by the 1940 Act Laws, Interpretations and Exemptions. Percentage restrictions stated as an investment policy or investment limitation apply at the time of investment; if a later increase or decrease in percentage beyond the specified limits results from a change in securities values or total assets, it will not be considered a violation.

With regard to investment limitation (5) above, currently, with respect to senior securities, the 1940 Act and regulatory interpretations of relevant provisions of the 1940 Act establish the following general limits, subject to modification to conform to the 1940 Act as interpreted or modified from time to time: Open-end registered investment companies such as the Funds are not permitted to issue any class of senior security or to sell any senior security of which they are the issuers. The Trust is, however, permitted to issue separate series of Shares (each Fund is a series of the Trust) and to divide those series into separate classes. Individual class and institutional class are separate classes. The Funds have no intention of issuing senior securities, except that the Trust has issued its Shares in separate series and may divide those series into classes of Shares. Collateral arrangements with respect to forward contracts, futures contracts or options, including deposits of initial and variation margin, are not considered to be the issuance of a senior security for purposes of this restriction.

With regard to investment limitation (6) above, the 1940 Act also permits a Fund to borrow for temporary purposes only in an amount not exceeding 5% of the value of its total assets at the time when the loan is made. A loan shall be presumed to be for temporary purposes if it is repaid within 60 days and is not extended or renewed. To the extent outstanding borrowings of a Fund exceed 5% of the value of the total assets of such Fund, the Fund will not make additional purchases of securities – the foregoing shall not be construed to prevent the Fund from settling portfolio transactions or satisfying shareholder redemptions orders. The SEC has indicated, however, that certain types of transactions, which could be deemed “borrowings” (such as firm commitment agreements and reverse repurchase agreements), are permissible if a Fund “covers” the agreements by establishing and maintaining segregated accounts.

The Funds are “diversified” investment companies. As a diversified company under the 1940 Act, each Fund may not, as to seventy-five percent (75%) of the value of its total assets, purchase the securities of any one issuer (except cash, cash items, “government securities” as defined in the 1940 Act, and securities of other investment companies), if immediately after, and as a result of, each such purchase, the combined value of all purchases of the holdings of  such Fund in the securities of such issuer (calculated separately for each purchase based on the percentage of total assets it constituted at the time of purchase) would exceed five percent (5%) of the value of the Fund’s total assets or the Fund would own more than ten percent (10%) of the outstanding voting securities of any one issuer.  Subsequent changes in the market value of each security or other property purchased after the time it was purchased do not affect this calculation. As an alternative to making the total asset calculation at the time of each purchase of securities, each Fund may instead determine its status as a diversified company not less frequently than quarterly, and may disregard interim changes in its total assets due to changes in the market value of its investments insofar as such changes might otherwise affect the Fund’s classification as a diversified company.

For purposes of the Funds’ policies on investments in any one industry or group of industries (concentration), the Funds’ utilize Global Industry Classification Standards (“GICS”) although the Board has clarified the industry definitions with respect to the GICS “Software” industry by dividing that industry into three industries: “Business Services Software,” “Information/Knowledge Management Software”, and “Other Software.” Shareholders should be aware that the Board may modify the industry classifications utilized by the Funds further in the future to provide more clarity and address ambiguities in the GICS.

PORTFOLIO TRANSACTIONS

Subject to the general supervision of the Trustees, the Advisor is responsible for, makes decisions with respect to, and places orders for all purchases and sales of portfolio securities for the Funds.

The annualized portfolio turnover rate for each Fund is calculated by dividing the lesser of purchases or sales of portfolio securities for the reporting period by the monthly average value of the portfolio securities owned during the reporting period. The calculation excludes all securities whose maturities or expiration dates at the time of acquisition are one year or less. Portfolio turnover of each Fund may vary greatly from year to year as well as within a particular year, and may be affected by cash requirements for redemption of shares and by requirements that enable the Fund to receive favorable tax treatment. Portfolio turnover will not be a limiting factor in making Fund decisions, and each Fund may engage in short-term trading to achieve its investment objectives. High rates of portfolio turnover could lower performance of the Fund due to increased transaction costs and may also result in the realization of short-term capital gains taxed at ordinary income tax rates.

Purchases of money market instruments by the Funds are made from dealers, underwriters and issuers. The Funds currently do not expect to incur any brokerage commission expense on such transactions because money market instruments are generally traded on a “net” basis by a dealer acting as principal for its own account without a stated commission. The price of the security, however, usually includes a profit to the dealer. Securities purchased in underwritten offerings include a fixed amount of compensation to the underwriter, generally referred to as the underwriter’s concession or discount. When securities are purchased directly from or sold directly to an issuer, no commissions or discounts are paid.

Transactions on U.S. stock exchanges involve the payment of negotiated brokerage commissions. On exchanges on which commissions are negotiated, the cost of transactions may vary among different brokers. Transactions in the over-the-counter market are generally on a net basis (i.e., without commission) through dealers, which may include a dealer mark-up, or otherwise involve transactions directly with the issuer of an instrument.

The Funds may participate, if and when practicable, in bidding for the purchase of Fund securities directly from an issuer in order to take advantage of the lower purchase price available to members of a bidding group. A Fund will engage in this practice, however, only when the Advisor, in its sole discretion, believes such practice to be otherwise in the Fund’s interest.

The Funds have adopted, and the Trustees have approved, policies and procedures relating to the direction of mutual fund portfolio securities transactions to broker-dealers. In accordance with these policies and procedures in executing Fund transactions and selecting brokers or dealers, the Advisor will seek to obtain the best overall terms available for each Fund. In assessing the best overall terms available for any transaction, the Advisor shall consider factors it deems relevant, including the breadth of the market in the security, the price of the security, the financial condition and execution capability of the broker or dealer, and the reasonableness of the commission, if any, both for the specific transaction and on a continuing basis. The Advisor may not give consideration to sales of Fund shares as a factor in selecting broker-dealers to execute portfolio securities transactions. The Advisor may, however, place portfolio transactions with broker-dealers that promote or sell Fund shares so long as such transactions are done in accordance with the policies and procedures established by the Trustees that are designed to ensure that the selection is based on the quality of the broker’s execution and not on its sales efforts. The Advisor is authorized to cause the Funds to pay a broker-dealer which furnishes brokerage and research services a higher commission than that which might be charged by another broker-dealer for effecting the same transaction, provided that the Advisor determines in good faith that such commission is reasonable in relation to the value of the brokerage and research services provided by such broker-dealer, viewed in terms of either the particular transaction or the overall responsibilities of the Advisor to the Funds. Such brokerage and research services might consist of reports and statistics relating to specific companies or industries, general summaries of groups of stocks or bonds and their comparative earnings and yields, or broad overviews of the stock, bond and government securities markets and the economy. The Advisor directed a portion of the Funds’ brokerage transactions to certain brokers because of those types of research services provided. The amounts of these transactions for the fiscal year ended March 31, 2024 for the Small Company Fund, the International Fund and the International Small Company Fund were $2,329,939,643, $19,812,374 and $838,285,655 respectively, and the related commissions paid to these brokers were $2,197,819, $27,411 and $1,305,944 respectively, for that year.

Supplementary research information so received is in addition to, and not in lieu of, services required to be performed by the Advisor and does not reduce the advisory fees payable by the Funds. The Trustees will periodically review any commissions paid by the Funds to consider whether the commissions paid over representative periods of time appear to be reasonable in relation to the benefits inuring to the Funds. It is possible that certain of the supplementary research or other services received will primarily benefit one or more other investment companies or other accounts for which investment discretion is exercised by the Advisor. Conversely, the Funds may be the primary beneficiary of the research or services received as a result of securities transactions effected for such other account or investment company.

Investment decisions for the Funds will be made independently from those for any other Fund and any other series of the Trust and for any other investment companies and accounts advised or managed by the Advisor. Such other investment companies and accounts may also invest in the same securities as a Fund. To the extent permitted by law, the Advisor may aggregate the securities to be sold or purchased for a Fund with those to be sold or purchased for another Fund or other investment companies or accounts in executing transactions. When a purchase or sale of the same security is made at substantially the same time on behalf of a Fund and another investment company or account, the transaction will be averaged as to price and available investments allocated as to amount, in a manner which the Advisor believes to be equitable to the Funds and such other investment company or account. In some instances, this investment procedure may adversely affect the price paid or received by a Fund or the size of the position obtained or sold by a Fund.

For the fiscal years ended March 31,  2022, 2023 and 2024 the Small Company Fund paid brokerage commissions of $1,345,765, $2,395,996, and $2,209,610 respectively, the fluctuation in commissions was a function of varied turnover in the portfolio; the International All Company Fund paid brokerage commissions of $29,619, $38,936, and $27,362 respectively, this fluctuation was a function of varied turnover in the portfolio and cost of varied transactions; and the International Small Company Fund paid brokerage commissions of $1,682,040, $1,344,899, and $1,286,630 respectively, this fluctuation was also a function of varied turnover in the portfolio and cost of varied transactions.

NET ASSET VALUE

The net asset value per share of each class of each Fund is determined at the time normal trading closes on the New York Stock Exchange (“NYSE”) (generally 4:00 p.m. Eastern Time, Monday through Friday). The net asset value per share of each class of each Fund is not calculated on business holidays when the NYSE is closed.

The net asset value per share of each class of each Fund is calculated separately by adding the value of the Fund’s securities and other assets belonging to the Fund and attributable to that class, subtracting the liabilities charged to the Fund and to that class, and dividing the result by the number of outstanding shares of such class. “Assets belonging to the Fund” consist of the consideration received upon the issuance of shares of the Fund together with all net investment income, realized gains/losses and proceeds derived from the investment thereof, including any proceeds from the sale of such investments, any funds or payments derived from any reinvestment of such proceeds, and a portion of any general assets of the Trust not belonging to a particular fund. Income, realized and unrealized capital gains and losses, and any expenses of a Fund not allocated to a particular class of such Fund will be allocated to each class of the Fund on the basis of the net asset value of that class in relation to the net asset value of the Fund. Assets belonging to a Fund are charged with the direct liabilities of the Fund and with a share of the general liabilities of the Trust, which are normally allocated in proportion to the number of or the relative net asset values of all of the Trust’s series at the time of allocation or in accordance with other allocation methods approved by the Trustees. Certain expenses attributable to a particular class of shares will be charged against that class of shares. Certain other expenses attributable to a particular class of shares (such as registration fees, professional fees, and certain printing and postage expenses) may be charged against that class of shares if such expenses are actually incurred in a different amount by that class or if the class receives services of a different kind or to a different degree than other classes, and the Trustees approve such allocation. Subject to the provisions of the Amended and Restated Declaration of Trust, determinations by the Trustees as to the direct and allocable liabilities and the allocable portion of any general assets, with respect to a Fund and the classes of such Fund, are conclusive.

The pricing and valuation of portfolio securities is determined in good faith in accordance with procedures established by and under the direction of the Trustees. In valuing the Funds’ total assets, portfolio securities are generally valued at their market value. Instruments with maturities of sixty days or less are valued at amortized costs, which approximate market value. Securities and assets for which representative market quotations are not readily available are valued at fair value as determined in good faith under policies approved by the Trustees.

ADDITIONAL PURCHASE AND REDEMPTION INFORMATION

Purchases. Shares of each Fund are offered and sold on a continuous basis and may be purchased through authorized investment dealers or directly by contacting the Funds or the Funds’ distributor, ALPS Distributors, Inc. (“Distributor”). Selling dealers have the responsibility of transmitting orders promptly to the Funds. The public offering price of shares of each Fund equals net asset value. The net asset value is normally determined at the time regular trading closes on the NYSE on days the NYSE is open for regular trading, (currently 4:00 p.m., Eastern Time, Monday through Friday, except when the NYSE closes earlier), as described under “Net Asset Value” above. The fund’s net asset value per share is not calculated on business holidays when the NYSE is closed. An order received prior to the time regular trading closes on the NYSE will be executed at the price calculated on the date of receipt, and an order received after the time regular trading closes on the NYSE will be executed at the price calculated as of that time on the next business day.

Redemptions. Under the 1940 Act, each Fund may suspend the right of redemption or postpone the date of payment for shares during any period when (a) trading on the NYSE is restricted by applicable rules and regulations of the SEC; (b) the NYSE is closed for other than customary weekend and holiday closings; (c) the SEC has by order permitted such suspension; or (d) an emergency exists as determined by the SEC. Each Fund may also suspend or postpone the recordation of the transfer of shares upon the occurrence of any of the foregoing conditions.

In addition to the situations described in the Prospectuses under “Investing in the Funds – Redeeming Your Shares,” each Fund may redeem shares involuntarily to reimburse the Fund for any loss sustained by reason of the failure of a shareholder to make full payment for shares purchased by the shareholder, to collect any charge relating to a transaction effected for the benefit of a shareholder which is applicable to Fund shares as provided in the Prospectuses from time to time, or to close a shareholder’s account if the Fund is unable to verify the shareholder’s identity.

No charge is made by the Funds for redemptions other than the possible charge for wiring redemption proceeds.

ADDITIONAL INFORMATION CONCERNING TAXES

The following discussion is a summary of certain U.S. federal income tax considerations affecting the Funds and their shareholders.  The discussion reflects applicable U.S. federal income tax laws as of the date of this SAI, which tax laws may be changed or subject to new interpretations by the courts or the Internal Revenue Service (the “IRS”), possibly with retroactive effect.  No attempt is made to present a detailed explanation of all U.S. income, estate or gift tax, or foreign, state or local tax concerns affecting a Fund and its shareholders (including shareholders owning large positions in a Fund).  The discussion set forth herein does not constitute tax advice.  Investors are urged to consult their own tax advisers to determine the tax consequences to them of investing in a Fund.

In addition, no attempt is made to address tax concerns applicable to an investor with a special tax status such as a financial institution, real estate investment trust (“REIT”), insurance company, regulated investment company (“RIC”), individual retirement account, other tax-exempt entity, or dealer in securities.  Furthermore, this discussion does not reflect possible application of the alternative minimum tax (“AMT”).  Unless otherwise noted, this discussion assumes shares of the Funds are held by U.S. shareholders (defined below) and that such shares are held as capital assets.

A U.S. shareholder is a beneficial owner of shares of the Funds that is for U.S. federal income tax purposes:

●	a citizen or individual resident of the United States (including certain former citizens and former long-term residents);

●	a corporation or other entity treated as a corporation for U.S. federal income tax purposes, created or organized in or under the laws of the United States or any state thereof or the District of Columbia;

●	an estate, the income of which is subject to U.S. federal income taxation regardless of its source; or

●	a trust with respect to which a court within the United States is able to exercise primary supervision over its administration and one or more U.S. persons have the authority to control all of its substantial decisions or a trust that has a valid election in effect under applicable Treasury regulations to be treated as a U.S. person.

A “Non-U.S. shareholder” is a beneficial owner of shares of the Funds that is an individual, corporation, trust or estate and is not a U.S. shareholder.  If a partnership (including any entity treated as a partnership for U.S. federal income tax purposes) holds shares of the Funds, the tax treatment of a partner in the partnership generally depends upon the status of the partner and the activities of the partnership.  A partner of a partnership that will hold shares of a Fund should consult its tax advisers with respect to the purchase, ownership and disposition of shares of the Fund by the partnership.

Taxation as a RIC. Each Fund intends to qualify and remain qualified as a RIC under the Internal Revenue Code of 1986, as amended (the “Code”). There can be no assurance that any Fund will so qualify. A Fund will qualify as a RIC if, among other things, it meets the source-of-income and the asset-diversification requirements. With respect to the source-of-income requirement, a Fund must derive in each taxable year at least 90% of its gross income (including tax-exempt interest) from (i) dividends, interest, payments with respect to certain securities loans, gains from the sale or other disposition of stock, securities or foreign currencies, or other income (including but not limited to gains from options, futures and forward contracts) derived with respect to its business of investing in such shares, securities or currencies and (ii) net income derived from an interest in a “qualified publicly traded partnership” (“the Income Test”) A “qualified publicly traded partnership” is generally defined as a publicly traded partnership under Code Section 7704. Income derived from a partnership (other than a qualified publicly traded partnership) or trust is qualifying income to the extent such income is attributable to items of income of the partnership or trust which would be qualifying income if realized by a Fund in the same manner as realized by the partnership or trust.

If a RIC fails the Income Test and such failure was due to reasonable cause and not willful neglect, generally it will not be subject to the U.S. federal income tax rate applicable to corporations. Instead, the amount of the penalty for non-compliance is the U.S. federal income tax on the amount by which the non-qualifying income exceeds one-ninth of the qualifying gross income.

With respect to the asset-diversification requirement, each Fund must diversify its holdings so that, at the end of each quarter of each taxable year (i) at least 50% of the value of the Fund’s total assets are represented by cash and cash items, U.S. government securities, the securities of other RICs and other securities, if such other securities of any one issuer do not represent more than 5% of the value of the Fund’s total assets or more than 10% of the outstanding voting securities of such issuer, and (ii) not more than 25% of the value of the Fund’s total assets are invested in securities other than U.S. government securities or the securities of other RICs of (a) one issuer, (b) two or more issuers that are controlled by the Fund and that are engaged in the same, similar or related trades or businesses, or (c) one or more qualified publicly traded partnerships (the “Asset Test”).

If a RIC fails the Asset Test, such RIC has a 6-month period to correct any failure without incurring a penalty if such failure is “de minimis,” meaning that the failure does not exceed the lesser of 1% of the RIC’s assets or $10 million.

Similarly, if a RIC fails the Asset Test and the failure is not de minimis, a RIC can cure the failure if: (i) the RIC files with the U.S. Treasury Department a description of each asset that caused the RIC to fail the Asset Test; (ii) the failure is due to reasonable cause and not willful neglect; and (iii) the failure is cured within six months (or such other period specified by the U.S. Treasury Department). In such cases, a tax is imposed on the RIC equal to the greater of: (i) $50,000 or (ii) an amount determined by multiplying the highest corporate U.S. federal income tax rate (currently 21%) by the amount of net income generated during the period of the Asset Test failure by the assets that caused the RIC to fail the Asset Test.

If a Fund qualifies as a RIC and distributes to its shareholders, for each taxable year, at least 90% of the sum of (i) its “investment company taxable income” as that term is defined in the Code (which includes, among other things, dividends, taxable interest, the excess of any net short-term capital gains over net long-term capital losses and certain net foreign exchange gains as reduced by certain deductible expenses) without regard to the deduction for dividends paid, and (ii) the excess of its gross tax-exempt interest, if any, over certain deductions attributable to such interest that are otherwise disallowed (the “Distribution Test”), the Fund will be relieved of U.S. federal income tax on any income of the Fund, including long-term capital gains, distributed to shareholders. However, any ordinary income or capital gain retained by a Fund will be subject to regular corporate U.S. federal income tax rates (currently at a maximum rate of 21%). Each Fund intends to distribute at least annually all or substantially all of its investment company taxable income, net tax-exempt interest, and net capital gain.

Each Fund will generally be subject to a nondeductible 4% U.S. federal excise tax on the portion of its undistributed ordinary income with respect to each calendar year and undistributed capital gains if it fails to meet certain distribution requirements with respect to the one-year period ending on October 31 in that calendar year. To avoid the 4% U.S. federal excise tax, the required minimum distribution is generally equal to the sum of (i) 98% of a Fund’s ordinary income (computed on a calendar year basis), (ii) 98.2% of the Fund’s capital gain net income (generally computed for the one-year period ending on October 31) and (iii) any income realized, but not distributed, and on which the Fund paid no U.S. federal income tax in preceding years. The Funds generally intend to make distributions in a timely manner in an amount at least equal to the required minimum distribution and therefore, under normal market conditions, do not expect to be subject to this excise tax.

The Funds may be required to recognize taxable income in circumstances in which they do not receive cash. For example, if a Fund holds debt obligations that are treated under applicable U.S. federal income tax rules as having original issue discount (“OID”), such as debt instruments with payment of in kind interest or, in certain cases, with increasing interest rates or that are issued with warrants, the Fund must include in income each year a portion of the OID that accrues over the life of the obligation regardless of whether cash representing such income is received by the Fund in the same taxable year. Because any accrued OID will be included in a Fund’s “investment company taxable income” (discussed above) for the year of accrual, the Fund may be required to make a distribution to its shareholders to satisfy the Distribution Test, even though it will not have received an amount of cash that corresponds with the accrued income.

A RIC is permitted to carry forward net capital losses indefinitely and may allow losses to retain their original character (as short or as long-term). These capital loss carryforwards may be utilized in future years to offset net realized capital gains of the Fund, if any, prior to distributing such gains to shareholders.

Gain or loss realized by the Funds from the sale or exchange of warrants acquired by the Funds as well as any loss attributable to the lapse of such warrants generally will be treated as capital gain or loss. Such gain or loss generally will be long-term or short-term, depending on how long a Fund held a particular warrant. Upon the exercise of a warrant acquired by a Fund, the Fund’s tax basis in the stock purchased under the warrant will equal the sum of the amount paid for the warrant plus the strike price paid on the exercise of the warrant.

Except as set forth below in “Failure to Qualify as a RIC,” the remainder of this discussion assumes that the Funds will qualify as RICs for each taxable year.

Failure to Qualify as a RIC. If a Fund is unable to satisfy the Distribution Test or otherwise fails to qualify as a RIC in any year, it will be subject to corporate U.S. federal income tax on all of its income and gain, regardless of whether or not such income was distributed. Distributions to a Fund’s shareholders of such income and gain will not be deductible by the Fund in computing its taxable income. In such event, a Fund’s distributions, to the extent derived from the Fund’s current or accumulated earnings and profits, would constitute ordinary dividends, which would generally be eligible for the dividends received deduction available to corporate U.S. shareholders, and non-corporate U.S. shareholders would generally be able to treat such distributions as “qualified dividend income” eligible for preferential rates of U.S. federal income taxation provided in each case that certain holding period and other requirements are satisfied.

Distributions in excess of a Fund’s current and accumulated earnings and profits would be treated first as a return of capital to the extent of the shareholders’ tax basis in their shares of the Fund, and any remaining distributions would be treated as a capital gain. To qualify as a RIC in a subsequent taxable year, a Fund would be required to satisfy the Income Test, Asset Test, and Distribution Test for that year and distribute any earnings and profits from any year in which the Fund failed to qualify for tax treatment as a RIC. Subject to a limited exception applicable to RICs that qualified as such under the Code for at least one year prior to disqualification and that requalify as a RIC no later than the second year following the nonqualifying year, a Fund would be subject to tax on any unrealized built-in gains in the assets held by it during the period in which the Fund failed to qualify for tax treatment as a RIC that are recognized within the subsequent 10 years, unless the Fund made a special election to pay corporate-level tax on such built-in gain at the time of its requalification as a RIC.

Taxation for U.S. Shareholders. Distributions paid to U.S. shareholders by the Funds from their investment company taxable income (which is, generally, the Fund’s ordinary income plus net realized short-term capital gains in excess of net realized long-term capital losses) are generally taxable to U.S. shareholders as ordinary income to the extent of the Fund’s earnings and profits, whether paid in cash or reinvested in additional shares of a Fund. Such distributions (if designated by the Fund) may qualify (i) for the dividends received deduction in the case of corporate U.S. shareholders to the extent that the Fund’s income consists of dividend income from U.S. corporations, excluding distributions from tax-exempt organizations, exempt farmers’ cooperatives or REITs or (ii) in the case of individual U.S. shareholders as qualified dividend income eligible to be taxed at preferential rates to the extent that the Fund receives qualified dividend income, and provided in each case certain holding period and other requirements are met. Qualified dividend income is, in general, dividend income from taxable U.S. corporations and qualified foreign corporations (which generally include, foreign corporations incorporated in a possession of the United States or in certain countries with a qualified comprehensive income tax treaty with the United States, or the stock with respect to which such dividend is paid is readily tradable on an established securities market in the United States). A qualified foreign corporation generally excludes any foreign corporation, which for the taxable year of the corporation in which the dividend was paid, or the preceding taxable year, is a passive foreign investment company (a “PFIC”). Distributions made to a U.S. shareholder from an excess of net long-term capital gains over net short-term capital losses (“Capital Gain Dividends”), including Capital Gain Dividends credited to such U.S. shareholder but retained by a Fund, are taxable to such U.S. shareholder as long-term capital gain if they have been properly designated by the Fund, regardless of the length of time such U.S. shareholder owned the shares of the Fund. The maximum tax rate on Capital Gain Dividends received by individuals is generally 20%. Distributions in excess of a Fund’s earnings and profits will be treated by a U.S. shareholder first, as a tax-free return of capital, which is applied against and will reduce the adjusted tax basis of the U.S. shareholder’s shares and, after such adjusted tax basis is reduced to zero, will constitute capital gain to the U.S. shareholder. The Funds are not required to provide written notice designating the amount of any qualified dividend income or Capital Gain Dividends and other distributions. The Forms 1099 sent to the U.S. shareholders will instead serve this notice purpose.

As RICs, each Fund will be subject to the AMT, but any items that are treated differently for AMT purposes must be apportioned between the Fund and the shareholders and this may affect the U.S. shareholders’ AMT liabilities. The Funds intend in general to apportion these items in the same proportion that dividends paid to each shareholder bear to the Fund’s taxable income (determined without regard to the dividends paid deduction.

For purpose of determining (i) whether the Distribution Test is satisfied for any year and (ii) the amount of Capital Gain Dividends paid for that year, a Fund may, under certain circumstances, elect to treat a dividend that is paid during the following taxable year as if it had been paid during the prior taxable year. If a Fund make such an election, a U.S. shareholder will still be treated as receiving the dividend in the taxable year in which the distribution is made. However, any dividend declared by the Funds in October, November or December of any calendar year, payable to shareholders of record on a specified date in such a month and actually paid during January of the following year, will be treated as if it had been received by a U.S. shareholder on December 31 of the year in which the dividend was declared.

The Funds intend to distribute all realized capital gains, if any, at least annually. If, however, a Fund were to retain any net capital gain, the Fund may designate the retained amount as undistributed capital gains in a notice to shareholders who, if subject to U.S. federal income tax on long-term capital gains, (i) will be required to include in income as long-term capital gain, their proportionate shares of such undistributed amount, and (ii) will be entitled to credit their proportionate shares of the U.S. federal income tax paid by the Fund on the undistributed amount against their U.S. federal income tax liabilities, if any, and to claim refunds to the extent the credit exceeds such liabilities. If such an event occurs, the tax basis of shares owned by a shareholder will, for U.S. federal income tax purposes, generally be increased by the difference between the amount of undistributed net capital gain included in the U.S. shareholder’s gross income and the tax deemed paid by the shareholders.

Sales and other dispositions, such as exchanges, of the shares of a Fund generally are taxable events. U.S. shareholders should consult their own tax advisers with reference to their individual circumstances to determine whether any particular transaction in the shares of a Fund is properly treated as a sale or exchange for U.S. federal income tax purposes, as the following discussion assumes, and the tax treatment of any gains or losses recognized in such transactions. The sale or other disposition of shares of a Fund will generally result in capital gain or loss to a U.S. shareholder equal to the difference between the amount realized and the adjusted tax basis in the shares sold or exchanged, and will be long-term capital gain or loss if the shares have been held for more than one year at the time of sale. Any loss upon the sale or exchange of shares held for six months or less will be treated as long-term capital loss to the extent of any Capital Gain Dividends received (including amounts credited as an undistributed Capital Gain Dividend) by such shareholder with respect to such shares. A loss realized on a sale or exchange of shares of a Fund generally will be disallowed if other substantially identical shares are acquired within a 61-day period beginning 30 days before and ending 30 days after the date that the shares are disposed. In such case, the basis of the shares acquired will be adjusted to reflect the disallowed loss. Both long-term and short-term capital gain of U.S. corporations are taxed at the rates applicable to ordinary income of corporations. For non-corporate U.S. taxpayers, short-term capital gain will currently be taxed at the rate applicable to ordinary income, while long-term capital gain generally will be taxed at a maximum rate of 20%. Capital losses are subject to certain limitations.

Each Fund is required to report a shareholders’ cost basis, gain/loss, and holding period of Fund shares to the IRS on the Fund’s shareholders’ Consolidated Form 1099s.

The Funds selected the Average Cost method as their standing (default) tax lot identification method for all shareholders. A tax lot identification method is the way the Funds will determine which specific shares are deemed to be sold when there are multiple purchases on different dates at differing net asset values, and the entire position is not sold at one time. The Funds’ standing tax lot identification method is the method covered shares will be reported on U.S. shareholder’s Consolidated Form 1099 if the U.S. Shareholder does not select a specific tax lot identification method. U.S. shareholders may choose a method different than the Funds’ standing method and will be able to do so at the time of a U.S. shareholder’s purchase or upon the sale of shares of a Fund. U.S. shareholders should consult their own tax advisers for more information.

The Funds are not responsible for the reliability or accuracy of the information for those securities that are not covered by these rules. The Fund and its service providers do not provide tax advice. U.S. shareholders should consult independent sources, which may include a tax professional, with respect to any decisions regarding choosing a tax lot identification method given a U.S. shareholder’s particular situation.

Certain U.S. shareholders, including individuals and estates and trusts, will be subject to an additional 3.8% Medicare tax on all or a portion of their “net investment income,” which should include dividends from the Funds and net gains from the disposition of shares of the Funds. U.S. shareholders are urged to consult their own tax advisers regarding the implications of the additional Medicare tax resulting from an investment in the Funds.

Payment-In-Kind Securities. Payment-in-kind securities will, and commodity-linked notes may, give rise to income that is required to be distributed and is taxable even though a Fund receives no interest payment in cash on the security during the year.

If a Fund holds the foregoing kinds of securities, it may be required to pay out as an income distribution each year an amount that is greater than the total amount of cash interest the Fund actually receives. Such distributions may be made from the cash assets of the Fund or by liquidation of portfolio securities, if necessary (including when it is not advantageous to do so). A Fund may realize gains or losses from such liquidations. In the event a Fund realizes net capital gains from such transactions, its shareholders may receive a larger capital gain distribution than they would in the absence of such transactions.

Tax-Exempt Shareholders. A tax-exempt U.S. shareholder could recognize unrelated business taxable income (“UBTI”) by virtue of its investment in a Fund if shares in the Fund constitute debt-financed property in the hands of the tax-exempt U.S. shareholder. Furthermore, a tax-exempt U.S. shareholder may recognize UBTI if a Fund recognizes “excess inclusion income” derived from direct or indirect investments in residual interests in real estate mortgage investment conduits (“REMICs”) or equity interests in taxable mortgage pools (“TMPs”) if the amount of such income recognized by the Fund exceeds the Fund’s investment company taxable income (after taking into account deductions for dividends paid by the Fund).

In addition, special tax consequences apply to charitable remainder trusts (“CRTs”) that invest in RICs that invest directly or indirectly in residual interests in REMICs or equity interests in TMPs. A CRT that realizes any UBTI for a taxable year, must pay an excise tax annually of an amount equal to such UBTI. Under IRS guidance issued in October 2006, a CRT will not recognize UBTI solely as a result of investing in a Fund that recognizes “excess inclusion income.” Rather, if at any time during any taxable year a CRT (or one of certain other tax-exempt shareholders, such as the United States, a state or political subdivision, or an agency or instrumentality thereof, and certain energy cooperatives) is a record holder of a share in a Fund that recognizes “excess inclusion income,” then the Fund will be subject to a tax on that portion of its “excess inclusion income” for the taxable year that is allocable to such shareholders, at the highest U.S. federal corporate income tax rate. The extent to which this IRS guidance remains applicable is unclear. To the extent permitted under the 1940 Act, a Fund may elect to specially allocate any such tax to the applicable CRT, or other shareholder, and thus reduce such shareholder’s distributions for the year by the amount of the tax that relates to such shareholder’s interest in the Fund. The Funds have not yet determined whether such an election will be made. CRTs and other tax-exempt investors are urged to consult their own tax advisers concerning the consequences of investing in the Funds.

Passive Foreign Investment Companies. A PFIC is any foreign corporation in which (i) 75% or more of the gross income of which for the taxable year is passive income, or (ii) the average percentage of the assets of which produce or are held for the production of passive income is at least 50%. Generally, passive income for this purpose means dividends, interest, royalties, rents, annuities, the excess of gains over losses from certain property transactions and commodities transactions, and foreign currency gains. Passive income for this purpose does not include rents and royalties received by the foreign corporation from active business and certain income received from related persons.

Equity investments by a Fund in certain PFICs could potentially subject the Fund to a U.S. federal income tax or other charge (including interest charges) on the distributions received from the PFIC or on proceeds received from the disposition of shares in the PFIC. This tax cannot be eliminated by making distributions to the Fund shareholders. However, a Fund may elect to avoid the imposition of that tax. For example, if a Fund is in a position to and elects to treat a PFIC as a “qualified electing fund” (“QEF”), the Fund will be required to include its share of the PFIC’s income and net capital gains annually, regardless of whether it receives any distribution from the PFIC. Alternatively, a Fund may make an election to mark to market the gains (and to a limited extent losses) in its PFIC holdings as though it had sold and repurchased its holdings in that PFIC on the last day of the Fund’s taxable year. Such gains and losses are treated as ordinary income and loss. The QEF and mark-to-market elections may accelerate the recognition of income (without the receipt of cash) and increase the amount required to be distributed by the Fund to avoid taxation. Making either of these elections therefore may require the Fund to liquidate other investments (including when it is not advantageous to do so) to meet its distribution requirement, which also may accelerate the recognition of gain and affect the Fund’s total return. Dividends paid by PFICs will not be eligible to be treated as qualified dividend income.

Because it is not always possible to identify a foreign corporation as a PFIC, a Fund may incur the tax and interest charges described above in some instances.

Foreign Currency Transactions. A Fund’s transactions in foreign currencies, foreign currency-denominated debt obligations and certain foreign currency options, futures contracts and forward contracts (and similar instruments) may give rise to ordinary income or loss to the extent such income or loss results from fluctuations in the value of the foreign currency concerned. Any such net gains could require a larger dividend be distributed by the Fund for the calendar year. Any such net losses will generally reduce and potentially require the recharacterization of prior ordinary income distributions. Such ordinary income treatment may accelerate Fund distributions to shareholders and increase the distributions taxed to shareholders as ordinary income. Any net ordinary losses so created cannot be carried forward by a Fund to offset income or gains earned in subsequent taxable years.

Foreign Taxation. Income received by a Fund from sources within foreign countries may be subject to withholding and other taxes imposed by such countries. Tax conventions between certain countries and the United States may reduce or eliminate such taxes. The Funds do not expect to be eligible to pass through to shareholders a credit or deduction for such taxes.

Non-U.S. Shareholders. Capital Gain Dividends are generally not subject to withholding of U.S. federal income tax. Absent a specific statutory exemption, dividends other than Capital Gain Dividends paid by a Fund to a Non-U.S. shareholder are subject to withholding of U.S. federal income tax at a rate of 30% (or lower applicable treaty rate) even if they are funded by income or gains (such as portfolio interest, short-term capital gains, or foreign-source dividend and interest income) that, if paid to a foreign person directly, would not be subject to withholding.

A RIC generally is not required to withhold any amounts (i) with respect to distributions (other than distributions to a Non-U.S. shareholder (a) that does not provide a satisfactory statement that the beneficial owner is not a U.S. person, (b) to the extent that the dividend is attributable to certain interest on an obligation if the Non-U.S. shareholder is the issuer or is a 10% shareholder of the issuer, (c) that is within a foreign country that has inadequate information exchange with the United States, or (d) to the extent the dividend is attributable to interest paid by a person that is a related person of the Non-U.S. shareholder and the Non-U.S. shareholder is a controlled foreign corporation) from U.S.-source interest income of types similar to those not subject to U.S. federal income tax if earned directly by a Non-U.S. shareholder to the extent such distributions are properly reported as such by a Fund in a written notice to shareholders (“interest-related dividends”), and (ii) with respect to distributions (other than (a) distributions to an individual Non-U.S. shareholder who is present in the United States for a period or periods aggregating 183 days or more during the year of the distribution and (b) distributions subject to special rules regarding the disposition of U.S. real property interests (“USRPIs”) as described below) of net short-term capital gains in excess of net long-term capital losses to the extent such distributions are properly reported by the RIC (“Short-Term Capital Gain Dividends”). If a Fund invests in an underlying fund that pays such distributions to the Fund, such distributions retain their character as not subject to withholding if properly reported when paid by the Fund to Non-U.S. shareholders.

A Fund is permitted to report such part of its dividends as interest-related or Short-Term Capital Gain Dividends as are eligible, but is not required to do so. These exemptions from withholding will not be available to Non-U.S. shareholders if a Fund does not report its dividends as interest-related or Short-Term Capital Gain Dividends.

In the case of shares held through an intermediary, the intermediary may withhold even if a Fund reports all or a portion of a payment as an interest-related or Short-Term Capital Gain Dividends to shareholders. Non-U.S. shareholders should contact their intermediaries regarding the application of these rules to their accounts.

A Non-U.S. shareholder generally is not subject to U.S. federal income tax on gains (and is not allowed a deduction for losses) realized on the sale of shares of a Fund or on Capital Gain Dividends unless (i) such gain or dividend is effectively connected with the conduct of a trade or business carried on by such shareholder within the United States, (ii) in the case of an individual shareholder, the shareholder is present in the United States for a period or periods aggregating 183 days or more during the year of the sale or the receipt of the Capital Gain Dividend and certain other conditions are met, or (iii) the special rules relating to gain attributable to the sale or exchange of USRPIs apply to the Non-U.S. shareholder’s sale of shares of a Fund or to the Capital Gain Dividends received by the Non-U.S. shareholder.

Special rules would apply if a Fund were either a “U.S. real property holding corporation” (“USRPHC”) or would be a USRPHC but for the operation of certain exceptions to the definition thereof. Very generally, a USRPHC is a U.S. corporation that holds USRPIs the fair market value of which equals or exceeds 50% of the sum of the fair market values of the corporation’s USPRIs, interests in real property located outside the United States, and other assets. USRPIs are generally defined as any interest in U.S. real property and any interest (other than solely as a creditor) in a USRPHC or former USRPHC.

If a Fund were a USRPHC or would be a USRPHC but for certain exceptions , any distributions by the Fund to a Non-U.S. shareholder (including, in certain cases, distributions made by the Fund in redemption of its shares) attributable to gains realized by the Fund on the disposition of USRPIs or to distributions received by the Fund from a lower-tier RIC or REIT that the Fund is required to treat as USRPI gain in its hands generally would be subject to U.S. federal income tax withholding. In addition, such distributions could result in a Non-U.S. shareholder being required to file a U.S. federal income tax return and pay tax on the distributions at regular U.S. federal income tax rates. The consequences to a Non-U.S. shareholder, including the rate of such withholding and character of such distributions (e.g., as ordinary income or USRPI gain), would vary depending upon the extent of the Non-U.S. shareholder’s current and past ownership of the Fund. This “look-through” USRPI treatment for distributions by a Fund, if it were either a USRPHC or would be a USRPHC but for the operation of certain exceptions, to Non-U.S. shareholders applies only to those distributions that, in turn, are attributable to distributions received by a Fund from a lower-tier REIT, unless Congress enacts legislation providing otherwise.

In addition, if a Fund were a USRPHC or former USRPHC, it could be required to withhold U.S. federal income tax on the proceeds of a share redemption by a greater-than-5% Non-U.S. shareholder, in which case such Non-U.S. shareholder generally would also be required to file U.S. federal income tax return and pay any additional taxes due in connection with the redemption.

Whether or not a Fund is characterized as a USRPHC will depend upon the nature and mix of the Fund’s assets. The Funds do not expect to be a USRPHCs. Non-U.S. shareholders should consult their own tax advisers concerning the application of these rules to their investment in the Funds.

If a Non-U.S. shareholder has a trade or business in the United States, and the dividends from the Fund are effectively connected with the Non-U.S. shareholder’s conduct of that trade or business, the dividend will be subject to U.S. federal net income taxation at regular income tax rates.

If a Non-U.S. shareholder is eligible for the benefits of a tax treaty, any effectively connected income or gain will generally be subject to U.S. federal income tax on a net basis only if it is also attributable to a permanent establishment maintained by that Non-U.S. shareholder in the United States.

To qualify for any exemptions from withholding described above or for lower withholding tax rates under income tax treaties, or to establish an exemption from backup withholding, a Non-U.S. shareholder must comply with special certification and filing requirements relating to its non-U.S. status (including, in general, furnishing an applicable IRS Form W-8). Non-U.S. shareholders should consult their own tax advisers in this regard.

A Non-U.S. shareholder may be subject to U.S. state and local tax and to the U.S. federal estate tax in addition to the U.S. federal income tax referred to above.

Backup Withholding. A Fund generally is required to backup withhold and remit to the U.S. Treasury Department a percentage of the taxable distributions and redemption proceeds paid to any individual shareholder who fails to properly furnish a Fund with a correct taxpayer identification number, who has under-reported dividend or interest income, or who fails to properly certify to the Fund that he or she is not subject to such withholding. The backup withholding tax rate currently is 24%.

Backup withholding is not an additional tax. Any amounts withheld may be credited against the shareholder’s U.S. federal income tax liability, provided the appropriate information is furnished to the IRS.

Foreign Account Tax Compliance Act. Payments to a shareholder that is either a foreign financial institution (“FFI”) or a non-financial foreign entity (“NFFE”) within the meaning of the Foreign Account Tax Compliance Act (“FATCA”) may be subject to a generally nonrefundable 30% withholding tax on: (i) income dividends paid by a Fund and (ii) in the future, possibly certain capital gain distributions and the proceeds arising from the sale of shares of the Fund paid by the Fund. FATCA withholding tax generally can be avoided: (i) by an FFI, subject to any applicable intergovernmental agreement or other exemption, if it enters into a valid agreement with the IRS to, among other requirements, report required information about certain direct and indirect ownership of foreign financial accounts held by U.S. persons with the FFI and (ii) by an NFFE, if it: (a) certifies that it has no substantial U.S. persons as owners or (b) if it does have such owners, reports information relating to them. A Fund may disclose the information that it receives from its shareholders to the IRS, non-U.S. taxing authorities or other parties as necessary to comply with FATCA. Withholding also may be required if a foreign entity that is a shareholder of a Fund fails to provide the Fund with appropriate certifications or other documentation concerning its status under FATCA, generally on an applicable IRS Form W-8.

Tax Shelter Reporting Regulations.  If a U.S. shareholder recognizes a loss with respect to shares of a Fund of $2 million or more for an individual shareholder or $10 million or more for a corporate shareholder, the U.S. shareholder generally must file with the IRS a disclosure statement on Form 8886.  Direct shareholders of portfolio securities are in many cases excepted from this reporting requirement, but under current guidance, shareholders of a RIC are not excepted.  Future guidance may extend the current exception from this reporting requirement to shareholders of most or all RICs.  The fact that a loss is reportable does not affect the legal determination of whether the taxpayer’s treatment of the loss is proper.  U.S. shareholders should consult their own tax advisers to determine the applicability of these regulations in light of their individual circumstances.

Shares Purchased through Tax-Qualified Plans. Special tax rules apply to investments purchased through defined contribution plans and other tax-qualified plans. Shareholders should consult their own tax advisers to determine the suitability of shares of a Fund as an investment through such plans, and the precise effect of an investment on their particular tax situation.

Possible Tax Law Changes. At the time that this SAI was being prepared, various administrative and legislative changes to the U.S. federal tax laws are under consideration, but it is not possible at this time to determine whether any of these changes will take place or what the changes might entail.

The foregoing is a general and abbreviated summary of the provisions of the Code and the Treasury regulations in effect as they directly govern the taxation of the Funds and their shareholders. These provisions are subject to change by legislative and administrative action, and any such change may be retroactive. Shareholders are urged to consult their own tax advisers regarding specific questions as to U.S. federal income, estate or gift taxes, or foreign, state, local taxes or other taxes.

MANAGEMENT AND OTHER SERVICE PROVIDERS

This section of the SAI provides information about the persons who serve as Trustees and officers to the Trust and Funds, respectively, as well as the entities that provide services to the Funds.

Trustees and Officers

The Trustees are responsible for the management and supervision of the Funds. The Trustees set broad policies for the Funds and choose the Funds’ officers. The Trustees also approve all significant agreements between the Trust, on behalf of the Funds, and those companies that furnish services to the Funds; review performance of the Advisor and Funds; and oversee activities of the Funds. Generally, each Trustee and officer serves an indefinite term or until certain circumstances such as their resignation, death, or otherwise as specified in the Trust’s organizational documents. Any Trustee may be removed at a meeting of shareholders by a vote meeting the requirements of the Trust’s organizational documents. The following chart shows information for each Trustee, including the Trustees who are not “interested persons” as defined in the 1940 Act (“Independent Trustees”) and the Trustees who are “interested persons” as defined in the 1940 Act (“Interested Trustees”), as well as each officer of the Trust. The Chairman of the Board of Trustees is an Independent Trustee. The address of each Trustee and officer, unless otherwise indicated, is 1201 N. Calvert Street, Baltimore, Maryland 21202. In regard to each Trustee, the Board considered, among other factors, the experience and qualifications of the individuals as described below in reaching a conclusion to have the Trustees serve on the Board.

Trustee Qualifications. Generally, no one factor was decisive in the original selection of an individual to join the Board. Among the factors the Board considered when concluding that an individual should serve on the Board were the following (1) the individual’s business and professional experience and accomplishments; (2) the individual’s ability to work effectively with the other members of the Board; and (3) how the individual’s skills, experience and attributes would contribute to an appropriate mix of relevant skills and experience on the Board. In respect of each Trustee, the individual’s substantial professional accomplishments and prior experience, including, in some cases, in fields related to the operations of the Trust, were a significant factor in the determination that the individual should serve as a Trustee of the Trust. In addition to the information provided above, below is a summary of the specific experience, qualifications, attributes or skills of each Trustee and the reason why he was selected to serve as Trustee.

James H. Speed, Jr. – Mr. Speed also has experience as an investor, as trustee of several other investment companies, and business experience as President and CEO of an insurance company and as President of a company in the business of consulting and private investing.

Louis G. Hutt, Jr. – Mr. Hutt is a certified public accountant and an attorney with extensive experience in financial accounting, auditing, law and business management. His practice concentration areas include regulatory compliance, business compliance, business planning law, tax controversies and management advisory services. Mr. Hutt received an undergraduate degree in Business Administration from Washington University in St. Louis and a Juris Doctor from the University of Maryland School of Law.

Claude Z. Demby – Mr. Demby has extensive business experience as a President and CEO of an international group of manufacturing businesses. He also has a MBA and background in engineering and operations. Mr. Demby has experience with mergers, acquisitions and implementing strategy initiatives across diverse international holdings. He also has experience serving on the boards of a Federal Reserve Bank, international industrial companies, local hospitals, independent schools, and chamber of commerce.

Robert L. Young, III – Mr. Young has experience as a member of the Management Committee at BCM, which is the firm’s managing body. He has served in various leadership roles at BCM over the past 20 years and has been in the financial services industry for more than 29 years. Mr. Young has extensive experience in marketing and sales related activities for investment related products and services. In addition, he has served as Vice President to the Trust since 2011.

Amy Perez Jackson. Ms. Perez Jackson has experience as a recently added member of the Management Committee at BCM, which is the firm’s managing body. She has served in various leadership roles at BCM over the past 5 years as well as previous management roles prior to her time at BCM. She has been in the financial services industry for more than 25 years and has extensive experience in sales and distribution related activities for investment related products and services.

Name and Year of Birth	Position(s) Held with Fund/Trust	Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee
Independent Trustees
James H. Speed, Jr., 1953	Trustee, Chairman	Since September 2002 Since 2012	Private investor since January 2016; President and CEO of NC Mutual Insurance Company (insurance company) from May 2003 to December 2015; President of Speed Financial Group, Inc. (consulting/private investments) from March 2000 to April 2003.	3	Independent Trustee of the following: Starboard Investment Trust for its ten series; WST Investment Trust for its one series; Chesapeake Investment Trust for its one series; Centaur Mutual Funds for its two series (all registered investment companies). Member of Board of Directors of Investors Title Company (title insurance company) and M&F Bancorp, Inc. (banking).
Louis G. Hutt, Jr., 1954	Trustee	Since October 2014	Managing Member of The Hutt Co., LLC (certified public accountants) from 1983 to present; Managing Member of The Hutt Law Firm from 1983 to present.	3	Member of Board of Trustees and member (and former Chair) of Audit Committee of Washington University, St. Louis and Independent Trustee and Audit Committee Chairman of the Boston Trust Walden Funds (registered investment company).
Claude Z. Demby, 1964	Trustee	Since October 2014	President of Cree-LED Business a “Smart Global Holding Company” since March 2021; Senior Vice President and General Manager of LED Business for Cree from December of 2018 to March 2021; Senior Vice President and General Manager of LED Business for Cree since December 2018; Senior Vice President of Strategy and Business Development between 2017 and December 2018; Vice President and General Manager of Semi-Conductor Materials at Cree Inc. from 2014 to 2017; President and CEO of Noël Group (international group of manufacturing businesses) from 2008 to 2014.	3	Member of the Board, Federal Reserve Bank of Richmond-Charlotte Branch; Director, Valour Academy Schools; Chair-Elect Greater Raleigh Chamber of Commerce; and Board Member of EOS Energy Storage; and Board Member of Piedmont Lithium Incorporated.
Interested Trustees*
Amy Perez Jackson, 1975	Trustee, Vice President	Trustee and Vice President since July 2022	Managing Director of Marketing/Client Services, Brown Capital Management, LLC, March 2017 to present.	3	None

Name and Year of Birth	Position(s) Held with Fund/Trust	Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee
Robert L. Young, III, 1968	Trustee, President and Principal Executive Officer	Trustee since October 2019; President and Principal Executive Officer since July 2022	President, Brown Capital Management, LLC since January 2023; Managing Director/Head of Marketing and Sales/Client Services, Brown Capital Management, LLC, April 1999 to present.	3	None
* Basis of Interestedness: Ms. Perez Jackson and Mr. Young are considered Interested Trustees because they are officers of Brown Capital Management, LLC, the advisor of the Funds.
Other Officers
John H. Lively, 1969	Secretary	Since 2011	Attorney, Practus, LLP (law firm) May 2017 to present.	n/a	n/a
Michael L. Forster, 1967	Treasurer, and Principal Financial Officer	Since 2020	Chief Operating Officer and Chief Financial Officer, Brown Capital Management, LLC, January 2020 to present.	n/a	n/a
Julian G. Winters, 1968	Chief Compliance Officer	Since 2004	Managing Member of Watermark Solutions, LLC (investment compliance and consulting) since March 2007.	n/a	n/a

The Board’s Role in Risk Oversight. The Board of Trustees has considered the overall leadership structure of the Trust and has established committees designed to facilitate the governance of the Trust by the Trustees generally and the Board’s role with respect to risk oversight specifically. The Trust’s committees are responsible for certain aspects of risk oversight relating to financial statements, the valuation of the Trust’s assets, and compliance matters. The Board of Trustees also has frequent interaction with the service providers and Chief Compliance Officer of the Trust (the “CCO”) with respect to risk oversight matters. The Trust’s CCO reports directly to the Board generally with respect to the CCO’s role in managing the compliance risks of the Trust. The CCO may also report directly to a particular committee of the Board depending on the subject matter. The Trust’s principal financial officer reports to the Audit, Risk and Compliance Committee of the Board on all financial matters affecting the Trust, including risks associated with financial reporting. Through the committee structure, the Trustees also interact with other officers and service providers of the Trust to monitor risks related to the Trust’s operations.   The Trust has determined that its leadership structure is appropriate based on the size of the Trust, the Board of Trustees’ current responsibilities, each Trustee’s ability to participate in the oversight of the Trust and committee transparency.

Trustee Standing Committees. The Trust’s committees are responsible for certain aspects of risk oversight relating to financial statements, the valuation of the Trust’s assets, and compliance and governance matters. The Board of Trustees currently has established the following standing committees:

Audit, Risk and Compliance Committee: The Independent Trustees are the current members of the Audit, Risk and Compliance Committee. The Audit, Risk and Compliance Committee oversees the Funds’ accounting and financial reporting policies and practices, its internal controls, reviews the results of the annual audits of the Funds’ financial statements, and appoints and interacts with the Funds’ independent auditors on behalf of all the Trustees. In addition, the Audit, Risk and Compliance Committee provides oversight of the CCO, the Trust’s compliance program (including Rule 17j-1 compliance) and evaluates compliance risk management and payments to third-party intermediaries. The Audit, Risk and Compliance Committee operates pursuant to an Audit, Risk and Compliance Committee Charter and meets periodically as necessary. The Audit, Risk and Compliance Committee met three times during the Funds’ last fiscal year.

Governance and Nominating Committee: The Independent Trustees are the current members of the Governance and Nominating Committee. The Governance and Nominating Committee nominates, selects and appoints independent trustees to fill vacancies on the Board of Trustees and to stand for election at meetings of the shareholders of the Trust. The nomination of Independent Trustees is in the sole and exclusive discretion of the Governance and Nominating Committee and the Governance and Nominating Committee may consider nominees recommended by the Funds’ shareholders. The Governance and Nominating Committee also assists the Board of Trustees in adopting fund governance practices and meeting certain fund governance standards. The Governance and Nominating Committee operates pursuant to a Charter attached hereto as Appendix B and meets on at least an annual basis. The Governance and Nominating Committee meets only as necessary. Information on shareholder submission of trustee candidates is included in the Charter contained in Appendix B. The Governance and Nominating Committee met once during the Funds’ last fiscal year.

Proxy Voting Committee: The Independent Trustees are the current members of the Proxy Voting Committee. The Proxy Voting Committee will determine how a Fund should cast its vote, if called upon by the Board or the Advisor, when a matter with respect to which the Fund is entitled to vote presents a conflict between the interests of the Fund’s shareholders, on the one hand, and those of the Fund’s Advisor, principal underwriter, or an affiliated person of the Fund, its Advisor, or principal underwriter, on the other hand. The Proxy Voting Committee will review the Trust’s Proxy Voting Policy and recommend any changes to the Board as it deems necessary or advisable. The Proxy Voting Committee will also decide if a Fund should participate in a class action settlement, if called upon by the Advisor, in cases where a class action settlement with respect to which a Fund is eligible to participate presents a conflict between the interests of the Fund’s shareholders, on the one hand, and those of the Advisor, on the other hand. The Proxy Voting Committee meets only as necessary and did not meet during the Funds’ last fiscal year.

Qualified Legal Compliance Committee: The Independent Trustees are the current members of the Qualified Legal Compliance Committee. The Qualified Legal Compliance Committee receives, investigates, and makes recommendations as to appropriate remedial action in connection with any report of evidence of a material violation of securities laws or breach of fiduciary duty or similar violation by the Trust, its officers, Trustees, or agents. The Qualified Legal Compliance Committee meets only as necessary and did not meet during the Funds’ last fiscal year.

Beneficial Equity Ownership Information. The table below shows for each Trustee the amount of each Fund’s equity securities beneficially owned by such Trustee and the aggregate value of all investments in equity securities of the Trust complex as of a valuation date of December 31, 2023. The values are stated using the following ranges: A = none; B = $1-$10,000; C = $10,001-$50,000; D = $50,001-$100,000 and; E = over $100,000.

Name of Trustee	Funds	Dollar Range of Equity Securities in the Fund	Aggregate Dollar Range of Equity Securities in All Funds Overseen or to be Overseen by Trustee in Family of Investment Companies
Independent Trustees
James H. Speed, Jr.	Small Company Fund	C	C
	International All Company Fund	A
	International Small Company Fund	C
Louis G. Hutt, Jr.	Small Company Fund	C	C
	International All Company Fund	A
	International Small Company Fund	C
Claude Z. Demby	Small Company Fund	C	C
	International All Company Fund	A
	International Small Company Fund	C

Name of Trustee	Funds	Dollar Range of Equity Securities in the Fund	Aggregate Dollar Range of Equity Securities in All Funds Overseen or to be Overseen by Trustee in Family of Investment Companies
Interested Trustees
Amy Perez Jackson	Small Company Fund	C	C
	International All Company Fund	A
	International Small Company Fund	C
Robert L. Young, III	Small Company Fund	E	E
	International All Company Fund	B
	International Small Company Fund	D

Ownership of Securities of Advisor, Distributor, or Related Entities. As of December 31, 2023, none of the Independent Trustees and/or their immediate family members own securities of the Advisor, Distributor, or any entity controlling, controlled by, or under common control with the Advisor or Distributor.

Compensation. Officers of the Trust, except the Chief Compliance Officer, and Trustees who are interested persons of the Trust will receive no salary or fees from the Trust. Prior to January 1, 2024, each Trustee who is not an “interested person” of the Trust received a $79,000 annual retainer and a $1,500 per meeting fee. Effective as of January 1, 2024, each Independent Trustee of the Trust receives a $87,400 annual retainer and board meeting fees of $27,600 annually. All Trustees and officers are reimbursed for any out-of-pocket expenses incurred in connection with attendance at meetings. The following compensation table for the Trustees is based on figures for the fiscal year ended March 31, 2024. Each of the Trustees currently serves as a Trustee to the three series portfolios of the Trust.

Compensation Table

Name of Person, Position	Aggregate Compensation from each Fund	Pension or Retirement Benefits Accrued As Part of Fund Expenses	Estimated Annual Benefits Upon Retirement	Total Compensation from the Funds and Trust Paid to Trustees
James H. Speed, Jr., Independent Trustee	$23,760	None	None	$95,038
Louis G. Hutt, Jr. Independent Trustee	$23,760	None	None	$95,038
Claude Z. Demby, Independent Trustee	$23,760	None	None	$95,038
Amy Perez Jackson, Interested Trustee	None	None	None	None
Robert L. Young, III, Interested Trustee	None	None	None	None

Codes of Ethics. The Trust, the Advisor and the Distributor each have adopted a code of ethics, as required by applicable law, which is designed to prevent affiliated persons of the Trust, Advisor and Distributor engaging in deceptive, manipulative, or fraudulent activities in connection with securities held or to be acquired by the Funds of the Trust (which may also be held by persons subject to a code). The codes permit personnel subject to the codes to invest in securities, including securities that may be purchased or held by the Funds. There can be no assurance that the codes will be effective in preventing such activities.

Anti-Money Laundering Program. The Trust has adopted an anti-money laundering program, as required by applicable law, that is designed to prevent the Funds from being used for money laundering or the financing of terrorist activities. The Trust’s Chief Compliance Officer is responsible for implementing and monitoring the operations and internal controls of the program. Compliance officers at certain of the Funds’ service providers are also responsible for monitoring the program. The anti-money laundering program is subject to the continuing oversight of the Trustees.

Proxy Voting Policies. To the extent that the Funds invest in voting securities, the Trust has adopted a proxy voting and disclosure policy that delegates to the Advisor the authority to vote proxies for the Funds, subject to oversight of the Trustees. A copy of the Trust’s Proxy Voting and Disclosure Policy and the Advisor’s Proxy Voting Policy are included as Appendix A to the SAI.

No later than August 31 of each year, the Funds must file Form N-PX with the SEC. Form N-PX states how an investment company voted proxies for the prior twelve-month period ended June 30. The Funds’ proxy voting records, as set forth in the most recent Form N-PX filing, are available upon request, without charge, by calling the Funds at 1-800-773-3863; on or through the Funds’ website at www.browncapital.com; and on the SEC’s website at https://www.sec.gov.

Principal Holders of Voting Securities. As of June 30, 2024, the Trustees and officers of the Trust as a group owned beneficially (i.e., directly or indirectly had voting and/or investment power) less than 1% of the Investor Shares of the Small Company Fund, less than 1% of the Investor Shares of the International All Company Fund, and less than 1% of the Investor Shares of the International Small Company Fund. On the same date, the Trustees and officers of the Trust as a group owned beneficially (i.e., directly or indirectly had voting and/or investment power) less than 1% of the Institutional Shares of the Small Company Fund, less than 1% of the Institutional Shares of the International All Company Fund, and less than 1% of the Institutional Shares of the International Small Company Fund.

Additionally, as of June 30, 2024, the following shareholders owned of record more than 5% of the outstanding Investor Shares and Institutional Shares of the Funds. Except as provided below, no person is known by the Trust to be the beneficial owner of more than 5% of the outstanding Investor Shares or Institutional Shares of the Funds as of June 30, 2024.

	SMALL COMPANY FUND Investor Class Shares

Name and Address of Beneficial Owner	Amount and Nature of Beneficial Ownership	Percent

Charles Schwab & Co. Inc. Attn: Mutual Funds Dept SF215FMT-05 211 Main St San Francisco, CA 94105	3,045,386	36.58%[1]

National Financial Services, LLC 499 Washington Blvd Jersey City, NJ 07310-1995	497,600	5.98%

Consolidated Ret Sys FBO State of Tennessee 401k C/O Fascore LLC 8515 E Orchard Rd 2T2 Greenwood Village, CO 80111	911,915	10.95%

	SMALL COMPANY FUND Institutional Class Shares

Name and Address of Beneficial Owner	Amount and Nature of Beneficial Ownership	Percent

Charles Schwab & Co., Inc. Attn: Mutual Funds Dept. SF215FMT-05 211 Main St San Francisco, CA 94105	4,102,297	24.17%

Edward Jones & Co 12555 Manchester Rd St. Louis, MO 63131-3710	2,325,147	13.70%

National Financial Services, LLC 499 Washington Blvd Jersey City, NJ 07310-1995	888,955	5.24%

DCGT as TTEE and/or CUST/FBO PLIC Various Retirement Plans Omnibus Attn: NPIO Trade Desk 711 High St Des Moines, IA 50392	991,269	5.84%

	INTERNATIONAL ALL COMPANY FUND Investor Class Shares

Name and Address of Beneficial Owner	Amount and Nature of Beneficial Ownership	Percent

Charles Schwab & Co., Inc. Attn: Mutual Funds Dept. SF215FMT-05 211 Main St San Francisco, CA 94105	45,629	42.49%[1]

	INTERNATIONAL ALL COMPANY FUND Institutional Class Shares

Name and Address of Beneficial Owner	Amount and Nature of Beneficial Ownership	Percent

Charles Schwab & Co., Inc. Attn: Mutual Funds Dept. SF215FMT-05 211 Main St San Francisco, CA 94105	616,573	21.09%

Delaplaine 1989 Family Trust M&T Bank 1800 Washington Blvd Baltimore, MD 21230	193,103	6.60%

Delaplaine B Trust M&T Bank 1800 Washington Blvd Baltimore, MD 21230	157,041	5.37%

Saxon & CO/FBO Xxx2647 PO Box 94597 Cleveland, OH 44101	544,787	18.63%

Saxon & Co/FBO Xxx2288 PO Box 94597 Cleveland, OH 44101	233,340	7.98%

INTERNATIONAL ALL COMPANY FUND Institutional Class Shares

Raymond James & Associates 880 Carillon Parkway St. Petersburg, FL 33716	360,402	12.32%

	INTERNATIONAL SMALL COMPANY FUND Investor Class Shares

Name and Address of Beneficial Owner	Amount and Nature of Beneficial Ownership	Percent

Charles Schwab & Co., Inc. Attn: Mutual Funds Dept. SF215FMT-05 211 Main St San Francisco, CA 94105	2,936,807	45.44%[1]

Trust Co PO Box 78446 Atlanta, GA 30357	405,111	6.27%

	INTERNATIONAL SMALL COMPANY FUND Institutional Class Shares

Name and Address of Beneficial Owner	Amount and Nature of Beneficial Ownership	Percent

Charles Schwab & Co., Inc. Attn: Mutual Funds Dept. SF215FMT-05 211 Main St San Francisco, CA 94105	11,904,958	13.94%

1.	Deemed a “control person” of the Fund as defined by applicable SEC regulations. Such control may affect the voting rights of other shareholders. For example, persons exercising control will have more ability to influence the outcome of matters submitted to shareholders to be voted upon.

Investment Advisor and Other Service Providers

Investment Advisor.

Brown Capital Management, LLC, Baltimore, Maryland, is a wholly-owned subsidiary of Brown Capital Management, Inc. The Advisor was originally organized in 1983 and converted to a Maryland limited liability company in 2011. In 2016, the principals of the Advisor put in place an employee stock option plan (“ESOP”) pursuant to which the interest of the Advisor were transferred from the principal owners of the Advisor to the ESOP.

Additional information about the Advisor’s duties and compensation is contained in the Prospectuses. The Advisor supervises the Funds’ investments pursuant to an investment advisory agreement (the “Advisory Agreement”). The Advisory Agreement is currently effective for a two-year period and will be renewed annually thereafter only so long as such renewal and continuance is specifically approved at least annually by the Trustees or by vote of a majority of the respective Fund’s outstanding voting securities, provided the continuance is also approved by a majority of the Trustees who are not parties to the Advisory Agreement or interested persons of any such party. The Advisory Agreement is terminable without penalty on 60-days’ notice by a Fund (by the Trustees or by vote of a majority of the outstanding voting securities of the Fund) or by the Advisor. The Advisory Agreement provides that it will terminate automatically in the event of its assignment.

The Advisor manages each Fund’s investments in accordance with the stated policies of the particular Fund, subject to the approval of the Trustees. The Advisor is responsible for investment decisions, and provides the Funds with portfolio managers who are authorized by the Trustees to execute purchases and sales of securities. The portfolio management teams for the Funds are listed in the Prospectus along with descriptions of their work experience.

Under the Advisory Agreement, the Advisor is not liable for any error of judgment or mistake of law or for any loss suffered by the Funds in connection with the performance of such agreement, except a loss resulting from a breach of fiduciary duty with respect to the receipt of compensation for services or a loss resulting from willful misfeasance, bad faith or gross negligence on the part of the Advisor in the performance of its duties or from its reckless disregard of its duties and obligations under the Advisory Agreement.

The Advisor retains the right to use the name “Brown Capital Management” and “Brown Capital” in connection with another investment company or business enterprise with which the Advisor is or may become associated.

Compensation of the Advisor with regards to the Small Company Fund, based upon the Fund’s average daily net assets, is at the annual rate of 1.00%, subject to an annual expense limitation equal to 1.25% of the average daily net assets of the Fund. For the fiscal years ended March 31, 2022, 2023 and 2024 the Advisor received its entire fee in the amounts of $65,347,423, $38,731,471, and $32,413,371 respectively. The current expense limitation is effective through July 31, 2025.

Compensation of the Advisor with regards to the International All Company Fund, based upon the Fund’s average daily net assets, is at the annual rate of 0.90% of the first $100 million of net assets and 0.75% of all net assets over $100 million, subject to an annual expense limitation equal to 1.00% of the average daily net assets of the Fund. For the fiscal year ended March 31, 2022, the Advisor received $421,556 of its fee after waiving $250,676 of its fee and reimbursing $0 of the Fund’s operating expenses for that fiscal year. For the fiscal year ended March 31, 2023, the Advisor received $150,197 of its fee after waiving $368,923 of its fee and reimbursing $0 of the Fund’s operating expenses for that fiscal year. For the fiscal year ended March 31, 2024, the Advisor received $175,031 of its fee after waiving $436,788 of its fee and reimbursing $0 of the Fund’s operating expenses for that fiscal year. The current expense limitation is effective through July 31, 2025.

Compensation of the Advisor with regards to the International Small Company Fund, based upon the Fund’s average daily net assets, is at the annual rate of 1.00%, subject to an annual expense limitation equal to 1.15%. For the fiscal year ended March 31, 2022, the Advisor received $26,655,468 of its fees after waiving $0 of its fees and reimbursing $0 of the Fund’s operating expenses for that fiscal year. For the fiscal year ended March 31, 2023, the Advisor received $22,942,108 of its fees after waiving $0 of its fees and reimbursing $0 of the Fund’s operating expenses for that fiscal year. For the fiscal year ended March 31, 2024, the Advisor received $22,531,030 of its fees after waiving $0 of its fees and reimbursing $0 of the Fund’s operating expenses for that fiscal year. The current expense limitation is effective through July 31, 2025.

Compensation of Portfolio Managers. The Advisor’s compensation program is structured to provide incentives for the retention of its investment talent, the development of the firm’s future leadership and the facilitation of equity transfer.  The compensation package for portfolio managers is structured as a combination of base salary and bonus. Bonuses are typically based on the Advisor’s overall profitability, client outcomes, individual achievement and contribution to the firm. In considering individual achievement, the Advisor may, on a subjective basis, take into consideration the performance of the Fund to which the team is assigned relative to such Fund’s benchmark and peer group. Generally, such assessment would primarily consider the 3-5 year performance of such Fund – this factor is not mandatory criteria to be taken into consideration in determining whether a particular team/portfolio manager is eligible for a bonus. Future firm leaders also earn “member interest” in the Advisor enabling them to participate in the firm’s overall profitability and growth. Lastly, team members continue to participate in the Advisor’s employer directed and contributory Profit Sharing Plan which usually contributes the maximum allowed by the IRS. The Profit Sharing Plan assets are invested along-side client portfolios in the Advisor’s investment services. The Advisor feels that this mixture of factors that are taken into account in determining overall compensation encourages a long-term horizon for managing client assets.

Ownership of Fund Shares by Portfolio Managers and Interested Trustees. The table below shows the amount of Fund equity securities beneficially owned by each portfolio manager as of the end of the Fund’s fiscal year ended March 31, 2024 stated as one of the following ranges: A = None; B = $1-$10,000; C = $10,001-$50,000; D = $50,001-$100,000; E = $100,001-$500,000; F = $500,001-$1,000,000 and; G = over $1,000,000.

Name of Portfolio Manager	Fund	Dollar Range of Equity Securities in the Fund
Maurice L. Haywood, CFA	International All Company Fund International Small Company Fund	E G
Daman C. Blakeney	Small Company Fund	F
Keith A. Lee	Small Company Fund	G
Kempton M. Ingersol	Small Company Fund	G
Damien L. Davis, CFA	Small Company Fund	D
Chaitanya Yaramada, CFA	Small Company Fund	C
Fujun Wu, CFA	Small Company Fund	A
Duncan J. Evered	International All Company Fund International Small Company Fund	E G
Niuzhuo (Zoey) Zuo	International All Company Fund International Small Company Fund	A A
Kayode O. Aje, CFA	International All Company Fund International Small Company Fund	C C
Kwame C. Webb, CFA	International All Company Fund International Small Company Fund	C C
Edward J. Zane	International All Company Fund International Small Company Fund	A A

Name of Interested Trustee	Fund	Dollar Range of Equity Securities in the Fund
Amy Perez Jackson	International All Company Fund International Small Company Fund Small Company Fund	A C C
Robert L. Young, III	International All Company Fund International Small Company Fund Small Company Fund	B D E

Other Accounts Managed by Portfolio Managers. In addition to the Funds, the portfolio managers are responsible for the day-to-day management of certain other accounts. The following table shows the number of, and total assets in, such other accounts as of the end of each Fund’s fiscal year ended March 31, 2024.

Portfolio Management Team	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
	Number of Accounts	Total Assets**	Number of Accounts	Total Assets	Number of Accounts	Total Assets**
Small Company Team* Keith A. Lee Kempton M. Ingersol Damien L. Davis, CFA Daman C. Blakeney Chaitanya Yaramada, CFA Fujun Wu, CFA	1	$135	0	0	29	$2,889
Accounts where advisory fee is based upon account performance	0	0	0	0	2	$122

Portfolio Management Team	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
	Number of Accounts	Total Assets**	Number of Accounts	Total Assets	Number of Accounts	Total Assets**
International All Company Team* Maurice L. Haywood, CFA Duncan J. Evered Niuzhuo (Zoey) Zuo Kayode O. Aje, CFA Kwame C. Webb, CFA Edward J. Zane	0	0	0	0	8	$1,148
Accounts where advisory fee is based upon account performance	0	0	0	0	1	$633
International Small Company Team* Maurice L. Haywood, CFA Duncan J. Evered Niuzhuo (Zoey) Zuo Kayode O. Aje, CFA Kwame C. Webb, CFA Edward J. Zane	0	0	0	0	14	$869
Accounts where advisory fee is based upon account performance	0	0	0	0	0	0

* The information listed regarding these portfolio management teams applies jointly to all the portfolio managers on the team.

** In millions of dollars.

Portfolio Managers’ Conflicts of Interests. The portfolio managers’ management of “other accounts” may give rise to potential conflicts of interest in connection with their management of the Funds’ investments, on the one hand, and the investments of the other accounts, on the other. The other accounts include, for example, foundations, endowments, corporate pensions, and sub-advisory accounts (“Other Accounts”). The Other Accounts might have similar investment objectives as the Funds, be compared to the same index the Funds use for performance comparison or otherwise hold, purchase, or sell securities that are eligible to be held, purchased, or sold by the Funds. While the portfolio managers’ management of Other Accounts may give rise to potential conflicts of interest, the Advisor does not believe that the conflicts, if any, are material or, to the extent any such conflicts are material, the Advisor believes that it has designed policies and procedures that are designed to manage those conflicts in an appropriate way.

Knowledge of the Timing and Size of Fund Trades: A potential conflict of interest may arise as a result of the portfolio managers’ day-to-day management of the Funds. The portfolio managers know the size and timing of trades for the Funds and the Other Accounts, and may be able to predict the market impact of Fund trades. It is theoretically possible that the portfolio managers could use this information to the advantage of Other Accounts they manage and to the possible detriment of the Funds, or vice versa. The Advisor has adopted policies and procedures reasonably designed to allocate investment opportunities on a fair and equitable basis over time.

Investment Opportunities: The Advisor provides investment supervisory services for a number of investment products that have varying investment guidelines. The same portfolio management team works across all investment products. For some of these investment strategies, the Advisor may be compensated based on the performance of the account. These incentive compensation structures may create a conflict of interest for the Advisor with regard to other client accounts where the Advisor is paid based on a percentage of assets in that the Advisor may have an incentive to allocate the investment ideas opportunities that it believes might be the most profitable to the client accounts where they might share in investment gains. The Advisor has implemented policies and procedures in an attempt to ensure that investment opportunities are allocated in a manner that is fair and appropriate to the various investment strategies based on the firm’s investment strategy guidelines and individual client investment guidelines. When an investment opportunity is deemed appropriate for more than one strategy, allocations are generally made on a pro-rata basis.

Transfer Agent and Administrator. Commonwealth Funds Services, Inc. (“CFS”), whose principal business address is 8730 Stony Point Parkway, Suite 205, Richmond, Virginia 23235, acts as the Funds’ administrator, transfer agent and dividend disbursing agent pursuant to a Transfer Agency and Services Agreement and an Administrative Agreement. The Agreement has an initial term of three years and automatically renews for successive one-year terms. As Administrator, CFS performs corporate secretarial, treasury, and blue-sky services and acts as fund accounting agent for each Fund. Prior to April 4, 2022, SS&C ALPS Fund Services, Inc. (hereinafter “AFS”), whose principal business address is 1290 Broadway, Suite 1000, Denver, Colorado 80203, acted as the Funds’ administrator, transfer agent and dividend disbursing agent. For its services as administrator, the Trust paid AFS an annual minimum fee in addition to out-of-pocket expenses. For the fiscal year ended March 31, 2022, AFS received $350,852 from the Small Company Fund, $16,657 from the International All Company Fund, and $117,701 from the International Small Company Fund for administrative services. For the fiscal year ended March 31, 2023, CFS received $137,400 from the Small Company Fund, $137,400 from the International All Company Fund, and $137,400 from the International Small Company Fund. For the fiscal year ended March 31, 2024, CFS received $137,000 from the Small Company Fund, $137,000 from the International All Company Fund, and $137,000 from the International Small Company Fund.

For its services as transfer agent, the Trust paid AFS an annual base fee per portfolio plus open account fees and out-of-pocket expenses. For the fiscal year ended March 31, 2022, AFS received $1,603,388, $50,127 and $172,364 respectively from the Small Company Fund, International All Company Fund, and International Small Company Fund for transfer agent services. For the fiscal year ended March 31, 2023, CFS received $1,520,375, $3,423 and $119,530, respectively from the Small Company Fund, International All Company Fund, and International Small Company Fund. For the fiscal year ended March 31, 2024, CFS received $1,840,156, $9,966 and $140,147, respectively from the Small Company Fund, International All Company Fund, and International Small Company Fund.

Distributor. ALPS Distributors, Inc. (the “Distributor”) serves as the distributor to the Funds. Shares of the Funds are distributed pursuant to a Distribution Agreement, dated April 16, 2018, as amended (the "Distribution Agreement"), between the Trust and the Distributor, located at 1290 Broadway, Suite 1000, Denver, Colorado 80203. The Distribution Agreement grants the Distributor the right to solicit orders for the sale of shares and to undertake such advertising and promotion as the Distributor believes reasonable in connection with such solicitation. The Trust and the Distributor have agreed to indemnify each other against certain liabilities. The Trust pays no fee to the Distributor under the Distribution Agreement. The Distribution Agreement will remain in effect for two years and from year to year thereafter only if its continuance is approved annually by a majority of the Board of Trustees who are not parties to such agreement or "interested persons" of any such party and must be approved either by votes of a majority of the Trustees or a majority of the outstanding voting securities of the Funds. The Distribution Agreement may be terminated by either party on at least 60 days' written notice and will terminate automatically in the event of its assignment (as defined in the 1940 Act).

Custodian. U.S. Bank, N.A.(“Custodian”), acquired the right to serves as the Funds’ custodian as of March 15, 2021 from MUFG Union Bank, N.A. On or about July 31, 2021, the Funds’ assets transitioned to Custodian. MUFS has been appointed by Custodian to serve as sub-custodian to the Funds. Custodian is located at 1555 North Rivercenter Drive, Suite 302, Milwaukee, Wisconsin 53212. The Custodian acts as the depository for each Fund, safekeeps its portfolio securities, collects all income and other payments with respect to portfolio securities, disburses monies at a Fund’s request, and maintains records in connection with its duties as custodian. For its services, the Custodian is entitled to receive a monthly fee based on the average net assets of each Fund plus additional out-of-pocket and transaction expenses as incurred by each Fund. The Custodian’s compensation is subject to a minimum annual amount per fund of $5,000 for the Small Company Fund and $10,000 for the International All Company Fund and International Small Company Fund. The Custodian also serves as foreign custody manager for the International All Company Fund and the International Small Company Fund. In this role the bank selects and monitors foreign sub-custodian banks, selects and evaluates non-compulsory foreign depositaries, and furnishes information relevant to the selection of compulsory depositaries.

Independent Registered Public Accounting Firm. The Trustees have selected the firm Cohen & Company, Ltd., 1835 Market Street, Suite 310, Philadelphia, Pennsylvania 19103, to serve as the independent registered public accounting firm for the Funds, audit the annual financial statements of the Funds, and prepare the Funds’ federal and state tax returns. A copy of the most recent annual report of each of the Funds will accompany this SAI whenever it is requested by a shareholder or prospective investor.

Legal Counsel. Practus, LLP, 11300 Tomahawk Creek Parkway, Ste. 310, Leawood, Kansas 66211, serves as legal counsel to the Trust and the Funds.

Independent Legal Counsel. The Law Offices of Morris N. Simkin, 535 Fifth Ave, Suite 2500, New York, New York 10017, serves as independent legal counsel to the Independent Trustees of the Trust.

DISTRIBUTION PLAN

The Funds have adopted a Distribution Plan (the “Plan”) pursuant to Rule 12b-1 of the 1940 Act with respect to the Investor Shares of the Funds. As required by Rule 12b-1, the Plan (together with the Distribution Agreement) have been approved by the Trustees and separately by a majority of the Trustees who are not interested persons of the Trust and who have no direct or indirect financial interest in the operation of the Plans and the Distribution Agreement. Potential benefits of the Plan to the Funds include improved shareholder services, savings to the Funds in transfer agency costs, savings to the Funds in advisory fees and other expenses, benefits to the investment process through growth and stability of assets, and maintenance of a financially healthy management organization. The continuation of the Plan must be considered by the Trustees annually.

Under the Plan, the International All Company Fund, International Small Company Fund, and Small Company Fund may expend up to 0.25%, 0.25% and 0.20%, respectively, of the Investor Shares of each of the Funds average daily net assets annually to finance any activity primarily intended to result in the sale of shares of the Funds and the servicing of shareholder accounts, provided the Trustees have approved the category of expenses for which payment is being made. Such expenditures, paid as service fees to any person who sells the Funds’ shares, may not exceed 0.25%, 0.25% and 0.20%, respectively, of the Funds’ average annual net asset value. Institutional Shares are sold without the imposition of a 12b-1 fee.

The Plan is a type of plan known as a “compensation” plan because payments are made for services rendered to the Fund with respect to Fund shares regardless of the level of expenditures made by each Fund’s distributor. The Trustees will, however, take into account such expenditures for purposes of reviewing operations under the Plan and considering the annual renewal of the Plan. The Distributor has indicated that it expects its expenditures to include, without limitation: (i) the printing and mailing to prospective investors of Fund prospectuses, statements of additional information, any supplements thereto, and shareholder reports; (ii) those relating to the development, preparation, printing, and mailing of advertisements, sales literature, and other promotional materials describing and/or relating to shares of the Funds; (iii) holding seminars and sales meetings designed to promote the distribution of the Funds’ shares; (iv) obtaining information and providing explanations to wholesale and retail distributors of the Funds’ investment objectives and policies and other information about the Funds; (v) training sales personnel regarding the shares of the Funds; and (vi) financing any other activity that the Distributor determines is primarily intended to result in the sale of shares of the Fund. The Funds’ Distributor may also use a portion of the 12b-1 fees received to provide compensation to financial intermediaries and third-party broker-dealers for their services in connection with the sale of Fund shares.

For the fiscal year ended March 31, 2024, the following Rule 12b-1 payments were made under the Plan:

	Small Company Fund	International All Company Fund	International Small Company Fund
Advertising	$0	$0	$0
Printing and Mailing of Prospectuses to other than current shareholders	$0	$0	$0
Compensation to Underwriters	$0	$0	$0
Compensation to Broker-Dealers	$1,507,989	$5,738	$405,225
Other	$0	$0	$0
Total	$1,507,989	$5,738	$405,225

SPECIAL SHAREHOLDER SERVICES

Each Fund offers the following shareholder services:

Regular Account. The regular account allows for voluntary investments to be made at any time. Available to individuals, custodians, corporations, trusts, estates, corporate retirement plans and others, investors are free to make additions and withdrawals to or from their account. When an investor makes an initial investment in the Fund, a shareholder account is opened in accordance with the investor’s registration instructions. Each time there is a transaction in a shareholder account, such as an additional investment or the reinvestment of a dividend or distribution, the shareholder will receive a confirmation statement showing the current transaction and all prior transactions in the shareholder account during the calendar year-to-date, along with a summary of the status of the account as of the transaction date. As stated in the Prospectuses, share certificates normally are generally not issued.

Automatic Investment Plan. The automatic investment plan enables shareholders to make regular monthly or quarterly investment in shares through automatic charges to their checking account. With shareholder authorization and bank approval, the Funds will automatically charge the checking account for the amount specified ($100 minimum) which will be automatically invested in shares at the public offering price on or about the 21st day of the month. The shareholder may change the amount of the investment or discontinue the plan at any time by writing to the Funds.

Systematic Withdrawal Plan. Shareholders owning shares with a value of $10,000 or more may establish a systematic withdrawal plan. A shareholder may receive monthly or quarterly payments, in amounts of not less than $100 per payment, by authorizing the Funds to redeem the necessary number of shares periodically (each month, or quarterly in the months of March, June, September and December) in order to make the payments requested. Each Fund has the capacity of electronically depositing the proceeds of the systematic withdrawal directly to the shareholder’s personal bank account ($5,000 minimum per bank wire). Instructions for establishing this service are included in the Fund Shares Application, enclosed in the Prospectuses, or available by calling the Funds. If the shareholder prefers to receive his systematic withdrawal proceeds in cash, or if such proceeds are less than the $5,000 minimum for a bank wire, checks will be made payable to the designated recipient and mailed within 7 days of the valuation date. If the designated recipient is other than the registered shareholder, the signature of each shareholder must be guaranteed on the application (see “Redeeming Your Shares – Signature Guarantees” in the Prospectuses). A corporation (or partnership) must also submit a “Corporate Resolution” (or “Certification of Partnership”) indicating the names, titles and required number of signatures authorized to act on its behalf. The application must be signed by (a) duly authorized officer(s) and the corporate seal affixed. No redemption fees are charged to shareholders under this plan. Costs in conjunction with the administration of the plan are borne by the Funds. Shareholders should be aware that such systematic withdrawals may deplete or use up entirely their initial investment and may result in realized long-term or short-term capital gains or losses. The systematic withdrawal plan may be terminated at any time by the Funds upon sixty days written notice or by a shareholder upon written notice to the Funds. Applications and further details may be obtained by calling the Funds at 1-877-892-4BCM (1-877-892-4226), or by writing to:

Brown Capital Management Mutual Funds

[Name of fund and share class]

8730 Stony Point Parkway, Suite 205

Richmond, Virginia 23235

Purchases in Kind. Each Fund may accept securities in lieu of cash in payment for the purchase of shares in that fund. The acceptance of such securities is at the sole discretion of the Advisor based upon the suitability of the securities accepted for inclusion as a long term investment of the Fund, the marketability of such securities, and other factors which the Advisor may deem appropriate. If accepted, the securities will be valued using the same criteria and methods as described in “Investing In The Funds – Purchase And Redemption Price” in the Prospectuses.

Redemptions in Kind. The Funds do not intend, under normal circumstances, to redeem their securities by payment in kind. It is possible, however, that conditions may arise in the future, which would make it undesirable for the Funds to pay for all redemptions in cash. In such case, the Funds may make payment in readily marketable portfolio securities of the particular fund. Securities delivered in payment of redemptions would be valued at the same value assigned to them in computing the Funds’ net asset value per share. Shareholders receiving them bear the market risks associated with the securities until they have been converted into cash and would incur brokerage costs when these securities are sold. An irrevocable election has been filed under Rule 18f-1 of the 1940 Act, wherein each of the Funds committed itself to pay redemptions in cash, rather than in kind, to any shareholder of record of that particular fund who redeems during any ninety-day period, the lesser of (a) $250,000 or (b) one percent (1%) of that fund’s net asset value at the beginning of such period.

Transfer of Registration. To transfer shares to another owner, send a written request to the applicable Fund at the address shown herein. Your request should include the following: (i) the Fund name and existing account registration; (ii) signature(s) of the registered owner(s) exactly as the signature(s) appear(s) on the account registration; (iii) the new account registration, address, social security or taxpayer identification number and how dividends and capital gains are to be distributed; (iv) signature guarantees (See the Prospectuses under the heading “Investing In The Funds – Signature Guarantees”); and (v) any additional documents which are required for transfer by corporations, administrators, executors, trustees, guardians, etc. If you have any questions about transferring shares, call or write the Funds.

DISCLOSURE OF PORTFOLIO HOLDINGS

The Trust maintains written policies and procedures regarding the disclosure of its portfolio holdings to ensure that disclosure of information about portfolio securities is in the best interests of the Funds’ shareholders and to avoid possible conflicts of interest. The Board reviews these policies and procedures as necessary and compliance will be periodically assessed by the Board in connection with a report from the Trust’s Chief Compliance Officer. In addition, the Board has reviewed and approved the list of entities described below that may receive portfolio holdings information prior to and more frequently than the public disclosure of such information (i.e., “non- standard disclosure”). The Board has also delegated authority to the officers of the Trust and Advisor to provide such information in certain circumstances as is described more fully below.

The Trust is required by the SEC to file its complete portfolio holdings schedule with the SEC on a quarterly basis. This schedule is filed with the Trust’s annual and semi-annual reports on Form N-CSR for the second and fourth fiscal quarters and as part of Form N-PORT for the first and third fiscal quarters. Form N-CSR must be filed with the SEC no later than ten (10) calendar days after the Trust transmits its annual or semi-annual report to its shareholders. Form N-PORT must be filed with the SEC no later than 30 days after the relevant fiscal quarter end. You may obtain a copy of these reports by calling the Funds at 1-877-892-4BCM (1-877-892-4226). These reports are available on the EDGAR Database on the Commission’s Internet site at https://www.sec.gov, and copies of this information may be obtained, upon payment of a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov.

The officers of the Trust or the Advisor may, from time to time, provide additional portfolio holdings information, including lists of the ten largest holdings and the Funds’ complete portfolio holdings as of the end of each quarter. The Funds will generally make this information available to the public at www.browncapital.com within three business days of the end of each calendar quarter and such information will remain available until new information for the next calendar quarter is posted. The Funds may also send this information to shareholders of the Funds and to mutual fund analysts and rating and trading entities; provided that the Funds will not send this information to shareholders of the Funds or analysts and rating and trading entities until one day after such information has been publicly disclosed on the Funds’ website or as described below.

The Trust’s service providers which have contracted to provide services to the Trust and the Funds, including, for example, the custodian and the Administrator, and which require portfolio holdings information in order to perform those services, may receive non-standard disclosure. Non-standard disclosure of portfolio holdings information may also be provided to a third-party when the Trust has a legitimate business purpose for doing so. The Trust or Advisor has the following ongoing arrangements with certain third parties to provide the Funds’ portfolio holdings information:

1.       to the Trust’s auditors within sixty (60) days after the applicable fiscal period or other periods as necessary for use in providing audit opinions and other advice related to financial, regulatory, or tax reporting;

2.       to financial printers within sixty (60) days after the applicable fiscal period for the purpose of preparing Trust regulatory filings and mailings to Fund shareholders; and

3.       to the Administrator, Transfer Agent, Distributor, custodian, and legal counsel as identified in the Funds’ Prospectus and SAI, on a daily basis or as needed in connection with their providing services and oversight to the Trust.

The Trust’s service providers may also disclose non-public portfolio holdings information if such disclosure is required by applicable laws, rules, or regulations, or by regulatory authorities.

Additionally, the Advisor may establish ongoing arrangements with certain third parties to provide the Funds’ portfolio holdings information for which the Advisor determines that the Funds have a legitimate business purpose for doing so and the recipient is subject to a duty of confidentiality. These third parties may include:

1.       financial data processing companies that provide automated data scanning and monitoring services for the Funds;

2.       research companies that allow the Advisor to perform attribution analysis for the Funds; and

3.       the Advisor’s proxy voting agent to assess and vote proxies on behalf of the Funds.

From time to time, employees of the Advisor may express their views orally or in writing on the Funds’ portfolio securities or may state that the Funds haves recently purchased or sold, or continues to own, one or more securities. The securities subject to these views and statements may be ones that were purchased or sold since a Funds’ most recent quarter-end and therefore may not be reflected on the list of the Funds’ most recent quarter-end portfolio holdings. These views and statements may be made to various persons, including members of the press, brokers and other financial intermediaries that sell shares of the Funds, shareholders in the Funds, persons considering investing in the Funds or representatives of such shareholders or potential shareholders, such as fiduciaries of a 401(k) plan or a trust and their advisers, and other entities for which the Advisor determines that the Funds have a legitimate business purpose for doing so. The nature and content of the views and statements provided to each of these persons may differ. From time to time, employees of the Advisor also may provide oral or written information (“portfolio commentary”) about the Funds, including, but not limited to, how the Funds’ investments are divided among various sectors, industries, countries, investment styles, and capitalization sizes, and among stocks, bonds, currencies and cash, security types, bond maturities, bond coupons, and bond credit quality ratings. This portfolio commentary may also include information on how these various weightings and factors contributed to Fund performance. The Advisor may also provide oral or written information (“statistical information”) about various financial characteristics of the Funds or their underlying portfolio securities including, but not limited to, alpha, beta, R-squared, coefficient of determination, duration, maturity, information ratio, Sharpe ratio, earnings growth, payout ratio, price/book value, projected earnings growth, return on equity, standard deviation, tracking error, weighted average quality, market capitalization, percent debt to equity, price to cash flow, potential dividends, dividend yield or growth, default rate, portfolio turnover, and risk and style characteristics. This portfolio commentary and statistical information about the Funds may be based on the Funds’ portfolios as of the most recent quarter-end. The portfolio commentary and statistical information may be provided to various persons, including those described in the preceding paragraph. The nature and content of the information provided to each of these persons may differ.

Additionally, employees of the Advisor may disclose one or more of the portfolio securities of the Funds when purchasing and selling securities through broker-dealers, requesting bids on securities, obtaining price quotations on securities, or in connection with litigation involving the Funds’ portfolio securities. The Advisor does not always enter into formal non-disclosure or confidentiality agreements in connection with these situations; however, the Funds would not continue to conduct business with a person who the Advisor believed was misusing the disclosed information.

The Advisor may manage products sponsored by companies other than itself, including investment companies, offshore funds, and separate accounts. In many cases, these other products are managed in a similar fashion to the Funds and thus have similar portfolio holdings. The sponsors of these other products may disclose the portfolio holdings of their products at different times than the Advisor discloses portfolio holdings for the Funds.

The Trust and the Advisor currently have no other arrangements for the provision of non-standard disclosure to any party or shareholder. Other than the non-standard disclosure discussed above, if a third-party requests specific, current information regarding the Funds’ portfolio holdings, the Trust will refer the third-party to the latest regulatory filing.

All of the arrangements above are subject to the policies and procedures adopted by the Board to ensure such disclosure is for a legitimate business purpose and is in the best interests of the Trust and its shareholders. There may be instances where the interests of the Trust’s shareholders respecting the disclosure of information about portfolio holdings may conflict or appear to conflict with the interests of the Advisor, any principal underwriter for the Trust or an affiliated person of the Trust (including such affiliated person’s investment adviser or principal underwriter). In such situations, the conflict must be disclosed to the Board.

Affiliated persons of the Trust who receive non-standard disclosure are subject to restrictions and limitations on the use and handling of such information, including requirements to maintain the confidentiality of such information, pre-clear securities trades, and report securities transactions activity, as applicable.

Neither the Trust nor the Advisor or any affiliate thereof receives compensation or other consideration in connection with the non-standard disclosure of information about portfolio securities other than benefits that may result to the Funds and their shareholders from providing such information.

FINANCIAL STATEMENTS

The audited financial statements of each of the Funds for the fiscal year ended March 31, 2024, including the financial highlights appearing in the Annual Reports to shareholders, are incorporated by reference and made a part of this document.

APPENDIX A – PROXY VOTING POLICIES

The following proxy voting policies are provided:

(1)	the Trust’s Proxy Voting and Disclosure Policy and

(2)	the Advisor’s Proxy Voting Policy.

BROWN CAPITAL MANAGEMENT MUTUAL FUNDS

PROXY VOTING AND DISCLOSURE POLICY

I.	Introduction

Effective April 14, 2003, the Securities and Exchange Commission (“SEC”) adopted rule and form amendments under the Securities Act of 1933, the Securities Exchange Act of 1934, and the Investment Company Act of 1940 (“Investment Company Act”) to require registered management investment companies to provide disclosure about how they vote proxies for their portfolio securities (collectively, the rule and form amendments are referred to herein as the “IC Amendments”).

The IC Amendments require that the Brown Capital Management Mutual Funds (“Trust”) and each of its series of shares (individually a “Fund” and collectively “Funds”) disclose the policies and procedures used to determine how to vote proxies for portfolio securities. The IC Amendments also require the Funds to file with the SEC and to make available to their shareholders the specific proxy votes cast for portfolio securities.

This Proxy Voting and Disclosure Policy (“Policy”) is designed to ensure that the Funds comply with the requirements of the IC Amendments, and otherwise fulfills their obligations with respect to proxy voting, disclosure, and recordkeeping. The overall goal is to ensure that each Fund’s proxy voting is managed in an effort to act in the best interests of its shareholders. While decisions about how to vote must be determined on a case-by-case basis, proxy voting decisions will be made considering these guidelines and following the procedures recited herein.

II.	Specific Proxy Voting Policies and Procedures

A.	General

The Trust’s Board of Trustees (“Board”) believes that the voting of proxies is an important part of portfolio management as it represents an opportunity for shareholders to make their voices heard and to influence the direction of a company. The Trust and the Funds are committed to voting corporate proxies in the manner that best serves the interests of the Funds’ shareholders.

B.	Delegation to Fund’s Advisor

The Board believes that each Fund’s investment advisor (“Advisor”) is in the best position to make individual voting decisions for such Fund consistent with this Policy. Therefore, subject to the oversight of the Board, each Advisor is hereby delegated the following duties with respect to each Fund for which the Advisor serves as investment advisor:

(1)	to make the proxy voting decisions for the Fund; and

(2)	to assist the Fund in disclosing the Fund’s proxy voting record as required by Rule 30b1-4 under the Investment Company Act, including providing the following information for each matter with respect to which the Fund was entitled to vote: (a) information identifying the matter voted on; (b) whether the matter was proposed by the issuer or by a security holder; (c) whether and how the Fund cast its vote; and (d) whether the Fund cast its vote for or against management.

The Board, including a majority of the independent trustees of the Board, must approve the Advisor’s Proxy Voting and Disclosure Policy (“Advisor’s Voting Policy”) as it relates to each Fund for which the Advisor serves as investment advisor. The Board must also approve any material changes to the Advisor’s Voting Policy no later than four (4) months after adoption by Advisor.

C.	Conflicts

In cases where a matter with respect to which a Fund is entitled to vote presents a conflict between the interest of the Fund’s shareholders, on the one hand, and those of the Fund’s Advisor, principal underwriter, or an affiliated person of the Fund, its Advisor or principal underwriter, on the other hand, the Fund shall always vote in the best interest of the Fund’s shareholders. For purposes of this Policy, a vote shall be considered in the best interest of the Fund’s shareholders (i) when a vote is cast consistent with a specific voting policy as set forth in the Fund’s Advisor’s Voting Policy, provided such specific voting policy was approved by the Board or (ii) when a vote is cast consistent with the decision of the Trust’s Proxy Voting Committee (as defined below). In addition, provided the Fund’s Advisor is not affiliated with the Fund’s principal underwriter or an affiliated person of the principal underwriter and neither the Fund’s principal underwriter nor an affiliated person of the principal underwriter has influenced the Advisor with respect to a matter to which the Fund is entitled to vote, a vote by the Advisor shall not be considered a conflict between the Fund’s shareholders and the Fund’s principal underwriter or affiliated person of the principal underwriter.

III.	Fund Disclosure

A.	Disclosure of Fund Policies and Procedures With Respect to Voting Proxies Relating to Portfolio Securities

Beginning with a Fund’s next annual update to its Statement of Additional Information (“SAI”) on Form N-1A after July 1, 2003, the Fund shall disclose this Policy, or a description of the policies and procedures of this Policy, to its shareholders. The Fund will notify shareholders in the SAI and the Fund’s shareholder reports that a description of this Policy is available upon request, without charge, by calling a specified toll-free telephone number, by reviewing the Fund’s website, if applicable, and by reviewing filings available on the SEC’s website at http://www.sec.gov. The Fund will send this description of the Fund’s Policy within three business days of receipt of any shareholder request, by first-class mail or other means designed to ensure equally prompt delivery.

B.	Disclosure of the Fund’s Complete Proxy Voting Record

In accordance with Rule 30b1-4 of the Investment Company Act, beginning after June 30, 2004, each Fund shall disclose to its shareholders on Form N-PX the Fund’s complete proxy voting record for the twelve month period ended June 30 by no later than August 31 of each year.

Each Fund shall disclose the following information on Form N-PX for each matter relating to a portfolio security considered at any shareholder meeting held during the period covered by the report and with respect to which to the Fund was entitled to vote:

(1)	The name of the issuer of the portfolio security;

(2)	The exchange ticker symbol of the portfolio security (if available through reasonably practicable means);

(3)	The Council on Uniform Security Identification Procedures (“CUSIP”) number for the portfolio security (if available through reasonably practicable means);

(4)	The shareholder meeting date;

(5)	A brief identification of the matter voted on;

(6)	Whether the matter was proposed by the issuer or by a security holder;

(7)	Whether the Fund cast its vote on the matter;

(8)	How the Fund cast its vote (e.g., for or against proposal, or abstain; for or withhold regarding election of directors); and

(9)	Whether the Fund cast its vote for or against management.

Each Fund shall make its proxy voting record available to shareholders either upon request or by making available an electronic version on or through the Fund’s website, if applicable. If the Fund discloses its proxy voting record on or through its website, the Fund shall post the information disclosed in the Fund’s most recently filed report on Form N-PX on the website beginning the same day it files such information with the SEC.

Each Fund shall also include in its annual reports, semi-annual reports and SAI a statement that information regarding how the Fund voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30 is available (1) without charge upon request, by calling a specified toll-free (or collect) telephone number, or (if applicable) on or through the Fund’s website at a specified Internet address; and (2) on the SEC’s website. If the Fund discloses that its proxy voting record is available by calling a toll-free (or collect) telephone number, it shall send the information disclosed in the Fund’s most recently filed report on Form N-PX within three business days of receipt of a request for this information, by first-class mail or other means designed to ensure equally prompt delivery.

IV.	Recordkeeping

The Trust shall keep the following records for a period of at least five years, the first two in an easily accessible place:

(1)	A copy of this Policy;

(2)	Proxy statements received regarding each Fund’s securities;

(3)	Records of votes cast on behalf of each Fund; and

(4)	A record of each shareholder request for proxy voting information and the Fund’s response, including the date of the request, the name of the shareholder, and the date of the response.

The foregoing records may be kept as part of the Advisor’s records.

A Fund may rely on proxy statements filed on the SEC EDGAR system instead of keeping its own copies, and may rely on proxy statements and records of proxy votes cast by the Fund’s Advisor that are maintained with a third party such as a proxy voting service, provided that an undertaking is obtained from the third party to provide a copy of the documents promptly upon request.

V.	Proxy Voting Committee

A.	General

The proxy voting committee (“Proxy Voting Committee”) of the Trust shall be composed entirely of independent trustees of the Board and may be comprised of one or more such independent trustees as the Board may, from time to time, decide. The purpose of the Proxy Voting Committee shall be to determine how a Fund should cast its vote, if called upon by the Board or the Advisor, when a matter with respect to which the Fund is entitled to vote presents a conflict between the interest of the Fund’s shareholders, on the one hand, and those of the Fund’s Advisor, principal underwriter, or an affiliated person of the Fund, its Advisor or principal underwriter, on the other hand.

B.	Powers and Methods of Operation

The Proxy Voting Committee shall have all the powers necessary to fulfill its purpose as set forth above and shall have such other powers and perform such other duties as the Board may, from time to time, grant and/or assign the Proxy Voting Committee. The Proxy Voting Committee shall meet at such times and places as the Proxy Voting Committee or the Board may, from time to time, determine. The act of a majority of the members of the Proxy Voting Committee in person, by telephone conference or by consent in writing without a meeting shall be the act of the Proxy Voting Committee. The Proxy Voting Committee shall have the authority to utilize Trust counsel at the expense of the Trust if necessary. The Proxy Voting Committee shall prepare minutes of each meeting and keep such minutes with the Trust’s records. The Proxy Voting Committee shall review this Policy and recommend any changes to the Board as it deems necessary or advisable.

VI.	Other

This Policy may be amended, from time to time, as determined by the Board.

Adopted as of this 14th day of July 2011.

Brown Capital Management

PROXY VOTING POLICY

12/31/2020

Policy

Where contractually obligated, Brown Capital Management, LLC, (BCM) as a matter of policy and as a fiduciary to our clients, has responsibility for voting proxies for portfolio securities consistent with the best economic interests of the clients. Proxies are voted on a best efforts basis. Our firm maintains written policies and procedures for the handling, research, voting and reporting of proxy voting and makes appropriate disclosures about our firm’s proxy policies and practices. Our policy and practice includes the responsibility to monitor corporate actions, receive and vote client proxies and disclose any potential conflicts of interest as well as making information available to clients about the voting of proxies for their portfolio securities and maintaining relevant and required records.

In order to facilitate this proxy voting process, BCM utilizes Glass Lewis & Co. a recognized leader in proxy voting and corporate governance areas to assist in the due diligence process related to making appropriate proxy voting decisions related to client accounts. The BCM operations team monitors corporate actions and investment staff through information received from Advent's corporate actions module or custodian banks. Clients with separately managed accounts may request a copy of this policy or how proxies relating to their securities were voted by contacting BCM directly. Investors in the Brown Capital Management Family of Funds (individually “Fund” or collectively “Funds”) may request a copy of this policy or the Fund’s proxy voting record upon request, without charge, by calling Alps Fund Services at 1-800-773-3863, by reviewing the Fund’s website, if applicable, or by reviewing filings available on the SEC’s website at www.sec.gov.

Glass Lewis & Co.

Glass Lewis & Co. is a leading research and professional services firm assisting institutions globally that have investment, financial or reputational exposure to public companies. The firm provides research and analysis that specializes in providing a variety of fiduciary level proxy related services to institutional investment managers, plan sponsors, custodians, consultants, and other institutional investors. BCM subscribes to the Glass Lewis Standard Voting Policy. The services provided to BCM include, in-depth research, analysis, and voting recommendations. Members of BCM’s investment staff individually determine how each proxy ballot is voted. Glass Lewis's research, analysis, and voting recommendations are utilized as a guideline only. When specifically directed by a client with a separately managed account, BCM will vote as requested.

Background

Proxy voting is an important right of shareholders and reasonable care and diligence must be undertaken to ensure that such rights are properly and timely exercised. Investment advisers registered with the SEC, and which exercise voting authority with respect to client securities, are required by Rule 206(4)-6 of the Advisers Act to (a) adopt and implement written policies and procedures that are reasonably designed to ensure that client securities are voted in the best interests of clients, which must include how an adviser addresses material conflicts that may arise between an adviser's interests and those of its clients; (b) to disclose to clients how they may obtain information from the adviser with respect to the voting of proxies for their securities; (c) to describe to clients a summary of its proxy voting policies and procedures and, upon request, furnish a copy to its clients; and (d) maintain certain records relating to the adviser's proxy voting activities when the adviser does have proxy voting authority.

Responsibility

The Chief Compliance Officer (CCO), in consultation with MRSA and the Proxy Committee have the responsibility for creating, and amending our proxy voting policy. The CCO is responsible for implementing, monitoring, and keeping record of the proxy procedures.

Procedure

BCM has adopted procedures to implement the firm’s policy and reviews to monitor and ensure the firm’s policy is observed, implemented properly and amended or updated, as appropriate, which are as follows:

1.	Voting Procedures

The BCM administrative staff coordinates the physical voting process and recordkeeping of votes at both the broader company and individual account levels through the Glass Lewis & Co.'s View Point system.

The Manager Reporting & Systems Administrator (MRSA) or designee follows the following process in voting proxies on a daily basis:

a.	Sends holdings to Glass Lewis for all accounts in the proxy group,

b.	Obtains and prints pending proxy ballots from Glass Lewis website,

c.	Performs a reconciliation of Glass Lewis ballots against BCM accounting records to ensure a ballot exists for each eligible client,

d.	Contacts Glass Lewis to research missing ballots and/or the custodian bank,

e.	Ungroups any terminated clients from ballot to insure accurate voting,

f.	Distributes pending ballots to designated Portfolio Managers (PMs) for voting,

g.	Votes ballots on-line according to designated PMs instructions,

h.	Generates voted ballot report along with all backup materials, reviews and scans to the System,

i.	Maintains a current list of active accounts for proxy voting based on email notification from portfolio administrators of new and terminated clients.

j.	Notifies Glass Lewis and the custodian bank of all client changes and new clients to ensure accuracy of client lists.

k.	Completes the Missing Ballot Form for proxies that are not voted for clients, submits for approval to CCO or designee, and maintains in a missing ballot folder. Submits copy to the CCO or designee.

Portfolio Managers

a.	PMs vote the proxy, sign the ballot and make any notes that would reflect votes against management/Glass Lewis and returns to CCO or designee Proxy review form for specific clients should be checked and signed by Portfolio Manager.

Reporting

a.	Glass Lewis provides quarterly detailed voted ballots. These reports are sent to clients as requested or upon contractual agreement.

b.	Manager Reporting & Systems Administrator (MRSA) or designee shall distribute appropriate proxy voting reports to portfolio administrators upon request.

Monitoring

a.	The Manager Reporting & Systems Administrator (MRSA) or designee reviews all ballots to ensure proper voting.

b.	The CCO or designee reviews a representative sample of ballots on a periodic basis to confirm proper voting and documentation of any votes against management recommendations.

Policies Prohibiting Voting of Proxies

BCM attempts to vote all proxies for clients where voting authority has been granted BCM by the client. However, in some circumstances BCM may not vote some proxies:

a.	Shares in a stock loan program,

b.	Proxies for securities held in an unsupervised portion of a client’s account.

c.	Proxies that are subject to blocking restrictions,

d.	Proxies that require BCM to travel overseas in order to vote,

e.	Proxies that are written in a language other than English.

Disclosure

a.	BCM provides information in its disclosure document summarizing this proxy voting policy and procedures, including a statement that clients may request information regarding how BCM voted clients’ proxies, and that clients may request a copy of these policies and procedures.

b.	When BCM is contractually obligated to vote proxies for a new client, the MRSA ensures that each new client receives the current proxy policy.

Client Requests for Information

a.	All client requests for information regarding proxy votes, or policies and procedures, received by any employee should be forwarded to the CCO or designee.

b.	The CCO or designee retains client proxy reports on BCM’s computer system. Requested documents are sent via e-mail to the appropriate portfolio administrator, who forwards to the client.

Voting Guidelines

While BCM’s policy is to review each proxy proposal on its individual merits, BCM has adopted guidelines for certain types of matters to assist the investment staff in the review and voting of proxies. These guidelines are:

Corporate Governance

a.	Election of Directors and Similar Matters

In an uncontested election, BCM will generally vote in favor of management’s proposed directors. In a contested election, BCM will evaluate proposed directors on a case-by-case basis. With respect to proposals regarding the structure of a company’s board of directors, BCM will review any contested proposal on its merits.

b.	Audit Committee Approvals

BCM generally supports proposals that help ensure that a company’s auditors are independent and capable of delivering a fair and accurate opinion of a company’s finances. BCM will generally vote to ratify management’s recommendation and selection of auditors.

c.	Shareholder Rights

BCM may consider all proposals that will have a material effect on shareholder rights on a case- by-case basis.

d.	Anti-Takeover Measures, Corporate Restructuring's and Similar Matters

BCM may review any proposal to adopt an anti-takeover measure, to undergo a corporate restructuring (e.g., change of entity form or state of incorporation, mergers or acquisitions) or to take similar action by reviewing the potential short and long-term effects of the proposal on the company. These effects may include, without limitation, the economic and financial impact the proposal may have on the company, and the market impact that the proposal may have on the company stock.

e.	Capital Structure Proposals

BCM will seek to evaluate capital structure proposals on their own merits on a case-by-case basis.

Compensation

a.	General

BCM generally supports proposals that encourage the disclosure of a company’s compensation policies. In addition, BCM generally supports proposals that fairly compensate executives, particularly those proposals that link executive compensation to performance. BCM may consider any contested proposal related to a company’s compensation policies on a case-by-case basis.

b.	Stock Option Plans

BCM evaluates proposed stock option plans and issuances on a case-by-case basis. In reviewing proposals regarding stock option plans and issuances, BCM may consider, without limitation, the potential dilutive effect on shareholders’ shares, the potential short and long-term economic effects on the company and shareholders and the actual terms of the proposed options.

Corporate Responsibility and Social Issues

The investment staff’s review is intended to determine if a material conflict of interest exists that should be considered in the vote decision. The investment staff examines business, personal and familial relationships with the subject company and/or interested parties. If a conflict of interest is believed to exist, the investment staff will direct that the proxy issue BCM may vote against corporate responsibility and social issue proposals that BCM believes will have substantial adverse economic or other effects on a company, and BCM may vote for corporate responsibility and social issue proposals that BCM believes will have substantial positive economic or other effects on a company. BCM reserves the right to amend and revise this policy without notice at any time.

Conflicts of Interest

The investment staff's review is intended to determine if a material conflict of interest exists that should be considered in the vote decision. The investment staff examines business, personal and familial relationships with the subject company and/or interested parties. If a conflict of interest is believed to exist, the investment staff will direct that the proxy issue must be voted in accordance with Glass Lewis recommendations. In the event Glass Lewis is unable to make a recommendation on a proxy vote regarding an investment held by a Fund, the investment staff will defer the decision to the fund’s proxy voting committee, which is made up of independent trustees. Decisions made by the fund’s proxy voting committee will be used to vote proxies for the fund. For securities not held by a fund, or Glass Lewis is unable to make a recommendation then BCM will either disclose the conflict to the client and obtain its consent before voting or suggest that the client engage another party to determine how the proxies should be voted.

Another conflict of interest could occur should BCM consider either Ontario Teachers’ Pension Plan or Alberta Investment Management Corp. as a client as both entities have an ownership interest in Glass Lewis. If you become aware of this situation, contact the CCO immediately.

Recordkeeping

The CCO or designee retains the following proxy records in accordance with the SEC’s five-year retention requirement.

a.	Proxy voting policies and procedures,

b.	Proxy statements received for client securities,

c.	Records of votes cast on behalf of clients,

Records of client requests for proxy voting information and written responses by BCM are maintained in the client's correspondence folder.

a.	Documents prepared by BCM that were material to making a proxy voting decision or memorialize the basis for the decisions.

All such records are maintained as required by applicable laws and regulations.

APPENDIX B – GOVERNANCE AND NOMINATING COMMITTEE CHARTER

Brown Capital Management Mutual Funds

Governance AND NOMINATION Committee Charter

Composition

The Governance and Nomination Committee (the “GN Committee”) shall be composed entirely of Trustees who are not “interested persons” of the Trust as such term is defined under the Investment Company Act of 1940, as amended (“Independent Trustees”) of the Board of Trustees and may be comprised of one or more such Independent Trustees. The GN Committee shall designate one member as chairperson or delegate authority to designate a chairperson to the GN Committee. Members of the GN Committee shall be appointed by the Board of Trustees upon the recommendation of a majority of the Independent Trustees.

Purpose

The purposes of the GN Committee shall be to:

(i)	Assist the Board of Trustees in adopting fund governance practices and meeting certain “fund governance standards.”

(ii)	Represent and assist the Board of Trustees in discharging its responsibility to oversee the composition of the Board;

(iii)	Assess whether it is in the best interest of the Funds’ shareholders to increase or decrease the number of trustees;

(iv)	Determine and assess the qualification of potential candidates, when it is determined that additional trustees are warranted, and when there is a vacancy of one or more trustees;

(v)	Evaluate potential candidates and recommend to the Board of Trustees or shareholders a nominee to fill any such additional or vacant trustee positions (See Appendix A for procedures with respect to nominees to the Board);

(vi)	Review “best practices” in corporate governance and rule changes and developments regarding fund governance;

(vii)	Insure that any changes in trustee composition complies with any and all laws governing qualifications and number of independent trustees and the proportionality thereof to the board as a whole, through the assistance of legal counsel; and

(viii)	Review board compensation annually vis-à-vis best practices in the fund community.

Powers and Duties

To carry out its purpose, the GN Committee shall have the following duties and powers:

(i)	Reviewing workload, size, and composition of the Board of Trustees and recommending changes, as necessary;

(ii)	Monitoring regulatory developments and recommending modifications to the GN Committee’s responsibilities;

(iii)	Considering and recommending the creation of additional committees or changes to Trustee policies and procedures based on rule changes and industry best practices in fund governance;

(iv)	Meet on at least an annual basis to review current needs, undertake board self-assessments and other activities as required;

(v)	Establish policies and procedures, as needed, for the engagement of outside search firms, if required to provide potential trustee candidates;

(vi)	Evaluate compensation of each Trustee taking into consideration the duties, responsibilities and risks associated with serving as a Trustee;

(vii)	Review and discuss with management succession plans and strategies for the board composition;

(viii)	Monitor issues of “best practices” regarding fund governance;

(ix)	To report its activities to the full Board of Trustees on a regular basis and to make such recommendations with respect to the above and other matters as the GN Committee may deem necessary or appropriate; and

(x)	All the powers necessary for the Trust to comply with applicable securities laws and regulations and such other powers and duties as the Board of Trustees may, from time to time, grant or assign to the GN Committee.

Outside Advisors

The GN Committee shall have the authority to retain such outside counsel, experts and other advisors as it determines appropriate to assist it in the performance of its functions and shall receive appropriate funding, as determined by the GN Committee, from the Funds for payment of compensation to any such advisors.

Responsibilities and Methods of Operation

The GN Committee shall meet at such times and places as the GN Committee or Board of Trustees may, from time to time, determine. The GN Committee shall normally meet on at least an annual basis or as often as necessary to carry out its purpose (in each case, as practicable, prior to the meeting of the full Board of Trustees), and is empowered to hold special meetings as circumstances require. The majority of the members of the GN Committee shall constitute a quorum for the conduct of business. The vote of a majority of the members of the GN Committee in person, by telephone conference or by consent in writing without a meeting shall be the act of the GN Committee.

The GN Committee shall have the resources and authority appropriate to discharge its responsibilities, including authority to utilize Trust outside legal counsel and to retain experts at the expense of the Trust.

The GN Committee shall prepare minutes of each meeting and keep such minutes with the Trust’s records.

The GN Committee shall review this Charter as needed and recommend any changes to the full Board of Trustees.

Adoption

This Charter was adopted on March 30, 2009. This Charter was amended on December 19, 2013.

Appendix A

PROCEDURES WITH RESPECT TO NOMINEES TO THE BOARD

Identification of Candidates. When a vacancy on the Board of Trustees exists or is anticipated, or it is determined that an additional Trustee be added to the Board, and such vacancy or addition is to be filled by an Independent Trustee, the GN Committee shall identify candidates by obtaining referrals from such sources as it may deem appropriate, which may include current Trustees, management of the Trust, counsel and other advisors to the Trustees, and shareholders of the Trust who submit recommendations in accordance with these procedures. In no event shall the GN Committee consider as a candidate to fill any such vacancy an individual recommended by any investment adviser of any series portfolio of the Trust, unless the GN has invited management to make such a recommendation.

Shareholder Candidates. The GN Committee shall, when identifying candidates for the position of Independent Trustee, consider any such candidate recommended by a shareholder if such recommendation contains: (i) sufficient background information concerning the candidate, including evidence the candidate is willing to serve as an Independent Trustee if selected for the position; and (ii) is received in a sufficiently timely manner as determined by the GN Committee in its discretion. Shareholders shall be directed to address any such recommendations in writing to the attention of the GN Committee, c/o the Secretary of the Trust. The Secretary shall retain copies of any shareholder recommendations which meet the foregoing requirements for a period of not more than 12 months following receipt. The Secretary shall have no obligation to acknowledge receipt of any shareholder recommendations.

Evaluation of Candidates. In evaluating a candidate for a position on the Board of Trustees, including any candidate recommended by shareholders of the Trust, the GN Committee shall consider the following: (i) the candidate’s knowledge in matters relating to the mutual fund industry; (ii) any experience possessed by the candidate as a director or senior officer of public companies; (iii) the candidate’s educational background; (iv) the candidate’s reputation for high ethical standards and professional integrity; (v) any specific financial, technical or other expertise possessed by the candidate, and the extent to which such expertise would complement the Board’s existing mix of skills, core competencies and qualifications; (vi) the candidate’s perceived ability to contribute to the ongoing functions of the Board, including the candidate’s ability and commitment to attend meetings regularly and work collaboratively with other members of the Board; (vii) the candidate’s ability to qualify as an Independent Trustee and any other actual or potential conflicts of interest involving the candidate and the Trust; and (viii) such other factors as the GN Committee determines to be relevant in light of the existing composition of the Board and any anticipated vacancies. Prior to making a final recommendation to the Board, the GN Committee shall conduct personal interviews with those candidates it concludes are the most qualified candidates.

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